UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Global Equity Research Fund*

Global Select Equity Fund

Growth Leaders Fund

International Equity Fund

International Opportunities Fund

International Value Fund**

Value Opportunities Fund

For the fiscal year ended October 31, 2018

*Formerly Global Core Equity Fund

**Formerly International Dividend Income Fund

Table of Contents

1	A Letter to Shareholders
18	Investment Comparisons
30	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector
Schedules of Investments:
49	Alpha Strategy Fund
50	Fundamental Equity Fund
53	Global Equity Research Fund
60	Global Select Equity Fund
64	Growth Leaders Fund
67	International Equity Fund
73	International Opportunities Fund
79	International Value Fund
84	Value Opportunities Fund
88	Statements of Assets and Liabilities
94	Statements of Operations
98	Statements of Changes in Net Assets
104	Financial Highlights
136	Notes to Financial Statements
170	Report of Independent Registered Public Accounting Firm
172	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Research Fund, Lord Abbett Global Select Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, and Lord Abbett Value Opportunities Fund Annual Report

For the fiscal year ended October 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2018. On the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2018, the Fund returned 3.11%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark Russell 2000® Index1 which returned 1.85% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American

Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

The Fund’s allocation to domestic small and micro cap growth equities contributed to performance, as these investment strategies outperformed the Russell 2000® Index. Within these strategies, stock selection in the health care and information technology sectors contributed to the performance relative to the underlying indexes.

The Fund’s allocation to international small cap equities as well as domestic small and mid (“smid”) and micro cap value equities detracted from relative performance, as each of these investment strategies underperformed the Russell 2000® Index. Within the international small cap allocation, security selection in the financials and health care sectors detracted from performance relative to the underlying index. Within the domestic smid cap value equity allocation, security selection in the financials and information technology sectors detracted from performance relative to the underlying index. Stock selection in the industrials and communication services sectors in the domestic micro cap value strategy detracted from performance.

Lord Abbett Fundamental Equity Fund

For the fiscal year ended October 31, 2018, the Fund returned 1.99%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,3 which returned 3.03% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of

35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

The Fund underperformed its index for the period. During the trailing 12-month period, the largest detractors from relative performance were the materials and financials sectors. Within the materials sector, shares of DowDuPont, Inc., an American multinational chemical corporation, detracted from relative performance. Shares of DowDuPont came under downward pressure after announcing a $4.6 billion non-cash impairment charge related to its agricultural business. Within the materials sector, shares of Nucor Corporation, a steel manufacturer, also detracted from relative performance. While the import tariffs imposed by President Trump were intended to lift the share prices of domestic steel manufacturers, share prices of many steel manufacturers, including Nucor, came under pressure as investors appeared to question the longevity of the protectionist policies. Within the financials sector, shares of ACE Limited, an insurance firm, detracted most from relative performance. The company’s shares fell following the announcement of a preliminary net catastrophe loss estimate of $450 million pre-tax in the firm’s third quarter. The losses were attributable to an array of weather events, including Hurricane Florence and wildfires in California. An overweight to Hartford Financial Group also detracted from performance. The investment and insurance company’s shares declined after the company announced an acquisition to purchase

Navigators Group, Inc. We believe shareholders were disappointed by the announcement as many were likely hopeful for capital return.

The largest contributors to relative performance during the trailing 12-month period were the industrials and the information technology sectors. Within the industrials sector, the Fund’s holding of General Electric (“GE”), a digital industrial company, contributed most to relative performance. While GE’s shares came under pressure after cutting its dividend as well as facing a downgrade from Moody’s, the Fund benefited because it maintained an underweight position in the stock relative to its benchmark. An overweight to CSX Corporation, a rail and transportation company, also positively contributed to relative performance. Shares of CSX rose after significantly beating consensus estimates for top and bottom line. Within the information technology sector, Microsoft Corporation contributed most to relative performance. Shares of the software and technology manufacturer rose on the back of solid fourth quarter earnings. The company closed out the year with impressive revenue growth, with upside driven in part by acceleration in intelligent cloud growth. An overweight to Cisco Systems, Inc., a company that sells Internet Protocol based networking, also positively contributed to relative performance. Shares of Cisco Systems advanced after the company announced the acquisition of Duo Security, Inc., a cyber security company. We believe the acquisition signaled Cisco Systems’ willingness to move into a high growth space that was outside of their core business.

Lord Abbett Global Equity Research Fund

For the fiscal year ended October 31, 2018, the Fund returned -0.22%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI ACWI Index,4 which returned -0.52% over the same period.

Over the period, global equity markets experienced significant negative performance outside the United States, despite most central banks remaining accommodative, interest rates remaining low, and unemployment steadily declining. In addition, corporate earnings continued to grow, while global economic growth has showed signs of peaking and plateauing. Overall, European markets (as measured by the Euro Stoxx 50 Index®)5 fell roughly 15.5% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 0.14%.

In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0%, since March 2016, and at its October 2018 meeting, the ECB said it will continue to make net asset purchases at the new monthly pace of €15 billion until the end of December 2018. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2018 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast again, saying that the momentum toward achieving the price stability target of 2% is not sufficiently firm.

The International Monetary Fund lowered global growth estimates by 0.2 percentage points to 3.7% for both 2018 and 2019, reflecting “surprises that suppressed activity in early 2018 in some major advanced economies, the negative effects of the trade measures implemented or approved between April and mid-September, as well as a weaker outlook for some key emerging markets and developing economies arising from country-specific factors, tighter financial conditions, geopolitical tensions, and higher oil import bills”. Unemployment steadily declined in most developed countries, falling to 8.1% in the euro area, 3.7% in the United States, 2.3% in Japan, and 3.8% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Volatility, as measured by the VIX index, has crept back up this year after remaining near all-time low levels for most of 2017. We believe that sources of tension throughout the year have come from aggressive U.S. trade posture with trade tensions mounting between the U.S. and China, remaining uncertainty regarding a potential hard “Brexit” outcome, as well as the gradual and continuous rise of rates by the Fed.

During the period, the Fund’s outperformance relative to the benchmark was driven by the health care and consumer discretionary sectors. Within the health care sector, holdings of Ascendis Pharma A/S contributed to relative performance. Shares of the Danish pharmaceutical company rose, as investors continue to see upside in the company’s meaningful drug pipeline. An overweight position in Illumina, Inc. also contributed to relative performance as the company’s stock rose throughout the year. The human genome testing company’s stock advanced as its dominant competitive position and strong product momentum continued to sustain growth acceleration.

Within the consumer discretionary sector, an overweight position in TJX Companies, Inc. contributed to relative performance. The off-price apparel and home fashion retailer’s stock rose as the company benefitted from healthy customer traffic, merchandise margin increases, and a sector that continues to gain market share.

Conversely, stock selection within the information technology and materials sectors negatively contributed to relative performance. Within the information technology sector, shares of Universal Display, Corp. detracted from performance as the company’s stock fell. The OLED research and manufacturing company’s stock fell as continued weakness in flagship smartphones and inventory buildup at its biggest customer disappointed investors. Additionally, shares of Tencent Holdings Limited also contributed negatively to performance. The China-based e-commerce conglomerate’s stock fell as a result of a lingering regulatory setback in video game releases.

Within the materials sector, holdings of Lundin Mining Corp. contributed negatively to relative performance. The Canadian metals mining company suffered as the Zinc Expansion Project ramp-up was further delayed and costs continued to increase.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2018, the Fund returned 9.68%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,7 which returned 10.71% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index2, rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index,1 were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Security selection and positioning within the information technology and industrials sectors detracted from the Fund’s relative performance during the 12-month period. Within the information technology sector, shares of Apple, Inc., a designer and manufacturer of mobile communication devices, detracted from the Fund’s relative performance during the period. Despite some concerns that iPhone unit growth would wane, shares of Apple appreciated as average selling prices increased and demand for new product launches remained resilient. The Fund held an underweight position in Apple relative to its benchmark throughout the period. Shares of NVIDIA Corp., a developer of computer graphics processing chips and multimedia software, also detracted from relative performance. Shares of NVIDIA were impacted by volatility in crypto currencies, game title delays coming out of China, and the macro concerns that drove investors to sell market leading secular growth stocks in October of 2018.

Within the industrials sector, shares of AeroVironment, Inc., a designer and developer of unmanned aircraft and transportation solutions, detracted from the Fund’s performance relative to its benchmark. Shares of AeroVironment declined over the period as a broker’s research report called in to question the company’s ability to innovate and develop successful new products.

Security selection in the consumer discretionary and health care sectors detracted from the Fund’s performance relative to its benchmark. Within the consumer discretionary sector, shares of World Wrestling Entertainment, Inc., a producer and developer of televised and live events, contributed to relative performance. Shares of World Wrestling Entertainment surged throughout the period as investors awaited the announcement of a new TV deal agreement with major U.S. networks for its Raw and SmackDown programs. The deal eventually was cemented at a higher rate than many expected. Shares of Lululemon Athletica, Inc., a designer and retailer of athletic apparel and accessories, also contributed to relative performance during the period. Lululemon displayed exceptional growth as e-commerce and strong demand across all categories and regions drove robust top-line momentum.

Within the health care sector, the Fund’s position in Illumina, Inc., a developer of genetic sequencing analysis tools, contributed to relative performance as robust sequencing consumables trends and strong product innovation helped the company to rapidly become the dominant gene sequencing company in the industry and accelerate revenue growth.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2018, the Fund returned -11.91%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-U.S. Index,8 which returned -8.24% over the same period.

Over the period, global equity markets experienced significant negative performance outside the United States, despite most central banks remaining accommodative, interest rates remaining low, and unemployment steadily declining. In addition, corporate earnings continued to grow, while global economic growth has showed signs of peaking and plateauing. Overall, European markets (as measured by the Euro Stoxx 50 Index®)5 fell roughly 15.5% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 0.14%.

In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0%, since March 2016, and at its October 2018 meeting, the ECB said it will continue to make net asset purchases at the new monthly pace of €15 billion until the end of December 2018. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2018 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast again, saying that the momentum toward achieving the price stability target of 2% is not sufficiently firm.

The International Monetary Fund lowered global growth estimates by 0.2 percentage points to 3.7% for both 2018 and 2019, reflecting “surprises that suppressed activity in early 2018 in some major advanced economies, the negative effects of the trade measures implemented or approved between April and mid-September, as well as a weaker outlook for some key emerging markets and developing economies arising from country-specific factors, tighter financial conditions, geopolitical tensions, and higher oil import bills”. Unemployment steadily declined in most developed countries, falling to 8.1% in the euro area, 3.7% in the United States, 2.3% in Japan, and 3.8% in China, all

multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Volatility, as measured by the VIX index, has crept back up this year after remaining near all-time low levels for most of 2017. We believe that sources of tension throughout the year have come from aggressive U.S. trade posture with trade tensions mounting between the U.S. and China, remaining uncertainty regarding a potential hard “Brexit” outcome, as well as the gradual and continuous rise of rates by the Fed.

During the period, the Fund’s underperformance relative to its benchmark was driven by stock selection, particularly within the industrials and consumer staples sectors. Within the industrials sector, an overweight position in Loomis AB detracted from relative performance. Shares of the Swedish armored car services company fell as the long-term structural decline in the usage of cash in society put a damper on the valuation. Additionally, shares of En-Japan, Inc. also detracted from relative performance. Shares of the Japanese internet-based recruiting solutions company declined amid structural concerns around Japan’s declining working-age population and general labor shortages.

Security selection in the consumer staples sector also detracted from relative performance. Within the consumer staples sector, an overweight position in Pola Orbis Holdings Inc. detracted from relative performance. Shares of the Japanese cosmetic products company fell as a tourism growth slump weighed on Japanese cosmetics and consumer good stocks.

Conversely, stock selection within the consumer discretionary and real estate sectors contributed to relative performance over the period. Within the consumer discretionary sector, shares of Sony Corp. contributed to relative performance. The global consumer electronics company’s shares rose as it signaled a new phase of expansion driven by innovation and sustained growth in established businesses. Wynn Macau, Limited, a Macau-based destination casino resort company, also contributed to relative performance. The company benefited in the first half of 2018 amid a sustained and genuine demand recovery that had grown to new highs.

Within the real estate sector, shares of Aroundtown SA, a Luxembourg-based real estate company, contributed to performance. The company has continued to benefit from its focus in regions with solid economic fundamentals and from the improvement of rental and occupancy levels in the German office property markets.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2018, the Fund returned -15.72%,

reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,9 which returned -7.70% over the same period.

Over the period, global equity markets experienced significant negative performance outside the United States, despite most central banks remaining accommodative, interest rates remaining low, and unemployment steadily declining. In addition, corporate earnings continued to grow, while global economic growth has showed signs of peaking and plateauing. Overall, European markets (as measured by the Euro Stoxx 50)5 fell roughly 15.5% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 0.14% in U.S. dollars for the period.

In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0%, since March 2016, and at its October 2018 meeting, the ECB said it will continue to make net asset purchases at the new monthly pace of €15 billion until the end of December 2018. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2018 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast again, saying that the momentum toward achieving the price stability target of 2% is not sufficiently firm.

The International Monetary Fund lowered global growth estimates by 0.2 percentage points to 3.7% for both 2018 and 2019, reflecting “surprises that suppressed activity in early 2018 in some major advanced economies, the negative effects of the trade measures implemented or approved between April and mid-September, as well as a weaker outlook for some key emerging markets and developing economies arising from country-specific factors, tighter financial conditions, geopolitical tensions, and higher oil import bills”. Unemployment steadily declined in most developed countries, falling to 8.1% in the Euro area, 3.7% in the United States, 2.3% in Japan, and 3.8% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Volatility, as measured by the VIX index, has crept back up this year after remaining near all-time low levels for most of 2017.

Sources of tension throughout the year have come from aggressive U.S. trade posture with trade tensions mounting between the U.S. and China, remaining uncertainty regarding a potential hard “Brexit” outcome, as well as the gradual and continuous rise of rates by the Fed.

Stock selection, most notably in the financials and health care sectors, was the primary driver of relative under-performance during the period. Within the financials sector, shares of Arrow Global Group Plc detracted from relative performance. Shares of the British debt management solutions company fell as margins continued to be pressured and as low money multiples at this stage in the cycle translate into lower returns. In addition, shares of TP ICAP Plc detracted from relative performance. The British financial markets brokering services company’s stock fell after the company fired its CEO and warned that returns will be lower than expected this year.

Within the health care sector, shares of United Drug plc detracted from relative performance over the period. Shares of the Ireland based provider of commercialization solutions for health care companies retreated throughout the year as underlying growth, margin, cash flow, and quality of earnings weakened.

Conversely, stock selection in the consumer discretionary and communication services sectors contributed to relative performance. Within the consumer discretionary sector, shares of Moncler SpA contributed to relative performance. Shares of the Italian luxury apparel company rose as first half 2018 earnings results demonstrated accelerating momentum and incremental support from its Fragment Genius launch. In addition, holdings of Basic-Fit N.V. also contributed to relative performance during the period. Shares of the Dutch health and fitness club company rose, as it increased previous guidance and expects to open more clubs in 2018.

Within the communication services sector, an overweight position to Okinawa Cellular contributed to relative performance, as shares of the company rose during the year. The Japanese cellular and car phone services company benefited as the company’s half-year results showed double digit profit growth from a year earlier.

Lord Abbett International Value Fund

For the fiscal year ended October 31, 2018, the Fund returned -9.05%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Value Index,10 which returned -7.69% over the same period.

Over the period, global equity markets experienced significant negative performance outside the United States, despite most central banks remaining accommodative, interest rates remaining low, and unemployment steadily declining. In addition, corporate earnings continued to grow, while global economic growth has showed signs of peaking and plateauing. Overall, European markets (as measured by the Euro Stoxx 50 Index®)5 fell roughly 15.5% in U.S. dollars for the period, while Japan’s Nikkei 2256 rose 0.14%.

In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark refinancing rate unchanged at 0%, since March 2016, and at its October 2018 meeting, the ECB said it will continue to make net asset purchases at the new monthly pace of €15 billion until the end of December 2018. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its October 2018 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also reduced its inflation forecast again, saying that the momentum toward achieving the price stability target of 2% is not sufficiently firm.

The International Monetary Fund lowered global growth estimates by 0.2 percentage points to 3.7% for both 2018 and 2019, reflecting “surprises that suppressed activity in early 2018 in some major advanced economies, the negative effects of the trade measures implemented or approved between April and mid-September, as well as a weaker outlook for some key emerging markets and developing economies arising from country-specific factors, tighter financial conditions, geopolitical tensions, and higher oil import bills”. Unemployment steadily declined in most developed countries, falling to 8.1% in the euro area, 3.7% in the United States, 2.3% in Japan, and 3.8% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries.

Volatility, as measured by the VIX index, has crept back up this year after remaining near all-time low levels for most of 2017. We believe that sources of tension throughout the year have come from aggressive U.S. trade posture with trade tensions mounting between the U.S. and China, remaining uncertainty regarding a potential hard “Brexit” outcome, as well as the gradual and continuous rise of rates by the Fed.

During the period, the Fund’s underperformance relative to the benchmark was driven by its stock selection within the industrials and consumer staples sectors. Within the industrials sector, shares of China Everbright International Ltd., an investment company that provides environmental solutions, fell after the company issued a surprise rights offering that raised investor concerns about the company’s corporate governance. Additionally, an overweight position in BAE Systems plc also detracted from relative performance throughout the year. The company’s stock declined as its massive deals with Saudi Arabia seemed unlikely to happen in the near term amid the political crisis surrounding journalist Jamal Khashoggi’s death.

Within the consumer staples sector, shares of Anheuser-Busch InBev SA/NV, a global alcoholic beverage manufacturer, detracted from relative performance. The company’s stock declined as the devaluation of currencies across the globe against the U.S. dollar delivered a large incremental hit to sales.

Conversely, stock selection within the financials and real estate sectors contributed to relative performance. Within the financials sector, shares of ASR Nederland N.V., a Netherlands-based insurance company, rose as it posted very strong earnings results for the first half of 2018, overcoming storm losses from earlier this year. Additionally, DBS Group Holdings Ltd, a South Asia bank and financial services provider, also contributed to relative performance. The company’s stock rose as net interest margins benefited from higher interest rates due to carryover from the U.S.

Within the real estate sector, shares of Aroundtown SA, a Luxembourg-based real estate company, contributed to performance. We believe the company has continued to benefit from its focus in regions with solid economic fundamentals and from the improvement of rental and occupancy levels in the German office property markets.

Lord Abbett Value Opportunities Fund

For the fiscal year ended October 31, 2018, the Fund returned -0.28%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index,11 which returned 2.80% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index1 were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China.

While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Security selection within the financials and information technology sectors were detractors from the Fund’s relative performance during the period. Within the financials sector, shares of Western Alliance Bancorporation, a multi-bank holding company, detracted from relative performance. Shares of Western Alliance fell following its third quarter financial results. Despite surpassing analyst estimates on earnings, revenues were below consensus estimates and forward guidance was lowered as a result. Additionally, the Fund’s holding of Arch Capital Group Ltd., which offers life, health, and property insurance and reinsurance products as well as mortgage services, was a detractor from relative performance. Shares of Arch Capital Group came under pressure in October, as Hurricane Michael made landfall on the Florida panhandle as a Category 4 storm, and a sizeable portion of the company’s revenues come from the reinsurance industry. Within the information technology sector, the Fund’s holding of MACOM Technology Solutions Holdings Inc., a provider of analog semiconductor solutions, detracted from relative performance. MACOM was challenged in February, as competitive pricing pressures caused gross margins to decline leading MACOM to report both revenue and earnings for the first quarter that failed to meet consensus estimates.

Conversely, security selection in the consumer discretionary and industrials sectors were contributors to the Fund’s relative performance during the period. Within the consumer discretionary sector, the Fund’s position in Lululemon Athletica Inc., a designer and retailer of athletic clothing products, contributed to relative performance. Lululemon reported strong first quarter comparable sales that exceeded estimates, which led to an increase in full year earnings per share guidance. Additionally, Lululemon posted strong second quarter financial results, beating analyst estimates on both revenue and earnings per share, boosted by e-commerce sales growth, which led management to raise earnings per share and sales guidance for the full year once again. Shares of Advance Auto Parts, an automotive aftermarket parts provider, also contributed to relative performance due to strong second quarter financial results, which included raised 2018 guidance. Due to improved free cash flow expectations, management also expressed its intent to repurchase $600 million of shares. Within the industrials sector, shares of XPO logistics Inc., a provider of logistical services, was a contributor to relative performance. The stock rose following rumors of a potential acquisition by Home Depot in December.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4     The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

5     The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

6     The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 that have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

7     The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

8     The MSCI ACWI (All Country World Index) ex U.S.A. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI ACWI Ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

9     The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

10     The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

11     The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Global Equity Research Fund, Growth Leaders Fund, International Equity Fund and International Value Fund. Without such expense reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because each Fund’s portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The Fund has adopted the Russell 2000® Index, a more broad-based index, as its primary benchmark index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A4	–2.80%	6.01%	12.36%	–
Class C5	1.42%	6.47%	12.21%	–
Class F6	3.25%	7.43%	13.23%	–
Class F3[7]	3.42%	–	–	10.33%
Class I6	3.38%	7.54%	13.34%	–
Class R2[6]	2.75%	6.90%	12.66%	–
Class R3[6]	2.84%	7.01%	12.77%	–
Class R4[8]	3.12%	–	–	5.93%
Class R5[8]	3.34%	–	–	6.20%
Class R6[8]	3.45%	–	–	6.24%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Performance is at net asset value.

7    Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	–3.86%	5.88%	10.34%	–
Class C4	0.32%	6.37%	10.22%	–
Class F5	2.17%	7.33%	11.22%	–
Class F3[6]	2.36%	–	–	5.72%
Class I5	2.19%	7.43%	11.33%	–
Class P5	1.77%	6.95%	10.84%	–
Class R2[5]	1.64%	6.79%	10.67%	–
Class R3[5]	1.66%	6.89%	10.78%	–
Class R4[7]	2.00%	–	–	6.45%
Class R5[7]	2.28%	–	–	6.72%
Class R6[7]	2.36%	–	–	6.84%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Global Equity Research Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Gross Dividends and the MSCI All Country World Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	Life of Class
Class A3	–5.99%	4.90%
Class C4	–2.01%	7.61%
Class F5	–0.19%	8.56%
Class F3[6]	0.01%	8.03%
Class I5	–0.10%	8.67%
Class R2[5]	–0.66%	8.01%
Class R3[5]	–0.56%	8.12%
Class R4[5]	–0.24%	8.43%
Class R5[5]	–0.10%	8.67%
Class R6[5]	0.01%	8.73%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3    Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	Life of Class
Class A3	3.37%	10.53%	12.11%
Class C4	7.87%	11.04%	12.23%
Class F5	9.94%	12.07%	13.25%
Class F3[6]	10.01%	–	18.49%
Class I5	9.96%	12.14%	13.34%
Class R2[5]	9.31%	11.47%	12.85%
Class R3[5]	9.41%	11.58%	12.82%
Class R4[7]	9.68%	–	11.13%
Class R5[7]	9.96%	–	11.44%
Class R6[7]	10.01%	–	11.51%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3    Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Gross Dividends and the MSCI ACWI ex-USA Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	–16.97%	–2.19%	4.62%	–
Class C4	–13.46%	–1.73%	4.54%	–
Class F5	–11.77%	–0.80%	5.50%	–
Class F3[6]	–11.62%	–	–	1.30%
Class I5	–11.65%	–0.68%	5.61%	–
Class P5	–12.14%	–1.21%	5.10%	–
Class R2[5]	–12.28%	–1.36%	5.01%	–
Class R3[5]	–12.18%	–1.24%	5.06%	–
Class R4[7]	–11.96%	–	–	–0.46%
Class R5[7]	–11.68%	–	–	–0.22%
Class R6[7]	–11.62%	–	–	–0.06%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	–20.55%	1.82%	10.23%	–
Class C4	–17.14%	2.28%	10.13%	–
Class F5	–15.58%	3.20%	11.10%	–
Class F3[6]	–15.46%	–	–	1.52%
Class I5	–15.46%	3.31%	11.21%	–
Class P5	–15.87%	2.84%	10.72%	–
Class R2[5]	–16.00%	2.68%	10.56%	–
Class R3[5]	–15.87%	2.81%	10.69%	–
Class R4[7]	–15.70%	–	–	1.72%
Class R5[7]	–15.47%	–	–	1.96%
Class R6[7]	–15.41%	–	–	2.10%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. High Dividend Yield Index with Gross Dividends and the MSCI All Country World Ex-U.S. High Dividend Yield Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. High Dividend Yield Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. High Dividend Yield Index. The performance of other classes will be greater than or less than the performance shown in the graph due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	–14.32%	–2.51%	4.68%	–
Class C4	–10.59%	–2.05%	4.57%	–
Class F5	–8.87%	–1.10%	5.55%	–
Class F3[6]	–8.76%	–	–	0.90%
Class I5	–8.89%	–1.03%	5.65%	–
Class R2[5]	–9.44%	–1.66%	5.15%	–
Class R3[5]	–9.35%	–1.55%	5.15%	–
Class R4[7]	–9.06%	–	–	–1.11%
Class R5[7]	–8.78%	–	–	–0.84%
Class R6[7]	–8.76%	–	–	–0.79%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3    Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31,

2018, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	–6.02%	5.52%	11.09%	–
Class C4	–1.97%	6.00%	10.98%	–
Class F5	–0.03%	6.96%	11.99%	–
Class F3[6]	0.13%	–	–	4.42%
Class I5	–0.02%	7.06%	12.09%	–
Class P5	–0.49%	6.57%	11.59%	–
Class R2[5]	–0.50%	6.44%	11.43%	–
Class R3[5]	–0.45%	6.54%	11.55%	–
Class R4[7]	–0.30%	–	–	4.65%
Class R5[7]	–0.01%	–	–	4.91%
Class R6[7]	0.08%	–	–	5.02%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 through October 31, 2018).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/18 – 10/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$985.90	$2.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.14	$2.09
Class C
Actual	$1,000.00	$982.00	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class F
Actual	$1,000.00	$986.40	$1.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.89	$1.33
Class F3
Actual	$1,000.00	$987.40	$0.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.80	$0.41
Class I
Actual	$1,000.00	$987.00	$0.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.00	$0.82
Class R2
Actual	$1,000.00	$983.90	$3.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class R3
Actual	$1,000.00	$984.40	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class R4
Actual	$1,000.00	$985.90	$2.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.14	$2.09
Class R5
Actual	$1,000.00	$987.00	$0.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.40	$0.82
Class R6
Actual	$1,000.00	$987.40	$0.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.80	$0.41

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.41% for Class A, 1.16% for Class C, 0.26% for Class F, 0.08% for Class F3, 0.16% for Class I, 0.76% for Class R2, 0.66% for Class R3, 0.41% for Class R4, 0.16% for Class R5 and 0.08% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2018

Portfolio Allocation	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	20.51%
Lord Abbett Securities Trust - International Opportunities Fund - Class I	17.67%
Lord Abbett Securities Trust - Micro-Cap Growth Fund - Class I	10.15%
Lord Abbett Securities Trust - Micro-Cap Value Fund - Class I	10.29%
Lord Abbett Research Fund, Inc. - Small-Cap Value Fund - Class I	20.75%
Lord Abbett Securities Trust - Value Opportunities Fund - Class I	20.63%
Total	100.00%

*	Represent percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$1,004.00	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,000.00	$8.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class F
Actual	$1,000.00	$1,004.80	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,005.50	$3.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$3.11
Class I
Actual	$1,000.00	$1,004.70	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class P
Actual	$1,000.00	$1,003.20	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R2
Actual	$1,000.00	$1,002.40	$6.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67
Class R3
Actual	$1,000.00	$1,002.40	$6.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R4
Actual	$1,000.00	$1,004.00	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class R5
Actual	$1,000.00	$1,005.50	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R6
Actual	$1,000.00	$1,005.50	$3.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$3.11

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.71% for Class C, 0.80% for Class F, 0.61% for Class F3, 0.70% for Class I, 1.15% for Class P, 1.31% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.61% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	7.47%
Consumer Discretionary	5.76%
Consumer Staples	7.03%
Energy	10.59%
Financials	20.10%
Health Care	17.74%
Industrials	7.62%
Sector*	%**
Information Technology	11.79%
Materials	2.40%
Real Estate	2.51%
Utilities	5.82%
Repurchase Agreement	1.17%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Equity Research Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$950.40	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class C
Actual	$1,000.00	$945.80	$8.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39
Class F
Actual	$1,000.00	$950.50	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82
Class F3
Actual	$1,000.00	$950.60	$3.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class I
Actual	$1,000.00	$950.50	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R2
Actual	$1,000.00	$947.80	$6.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36
Class R3
Actual	$1,000.00	$947.80	$5.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R4
Actual	$1,000.00	$949.60	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R5
Actual	$1,000.00	$950.50	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R6
Actual	$1,000.00	$951.40	$3.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.75% for Class F, 0.63% for Class F3, 0.65% for Class I, 1.25% for Class R2, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	9.24%
Consumer Discretionary	8.90%
Consumer Staples	8.11%
Energy	6.09%
Financials	23.26%
Health Care	11.75%
Sector*	%**
Industrials	9.32%
Information Technology	13.61%
Materials	4.19%
Real Estate	2.67%
Utilities	2.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Select Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/30/18	10/31/18	7/30/18 – 10/31/18
Class A
Actual	$1,000.00	$946.70	$2.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.06	$2.69
Class C
Actual	$1,000.00	$945.30	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.15	$4.60
Class F
Actual	$1,000.00	$947.30	$1.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.70	$2.05
Class F3
Actual	$1,000.00	$948.00	$1.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.98	$1.77
Class I
Actual	$1,000.00	$947.30	$1.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.70	$2.05
Class R3
Actual	$1,000.00	$946.00	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.43	$3.33
Class R4
Actual	$1,000.00	$946.70	$2.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.06	$2.69
Class R5
Actual	$1,000.00	$947.30	$1.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.70	$2.05
Class R6
Actual	$1,000.00	$948.00	$1.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.98	$1.77

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.80% for Class F, 0.69% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.69% for Class R6) multiplied by the average account value over the period, multiplied by 93/365 (to reflect the period from July 30, 2018, commencement of operations, to October 31, 2018).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Basic Industry	0.97%
Consumer Cyclicals	7.10%
Consumer Discretionary	6.28%
Consumer Services	3.41%
Consumer Staples	10.93%
Energy	6.55%
Financial Services	24.26%
Health Care	12.73%
Sector*	%**
Materials and Processing	2.44%
Producer Durables	1.85%
Technology	12.73%
Telecommunications	6.00%
Transportation	2.72%
Utilities	2.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$1,018.10	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class C
Actual	$1,000.00	$1,014.10	$8.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.84	$8.44
Class F
Actual	$1,000.00	$1,019.20	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class F3
Actual	$1,000.00	$1,019.40	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class I
Actual	$1,000.00	$1,019.10	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class R2
Actual	$1,000.00	$1,016.20	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41
Class R3
Actual	$1,000.00	$1,016.60	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class R4
Actual	$1,000.00	$1,017.70	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class R5
Actual	$1,000.00	$1,019.10	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class R6
Actual	$1,000.00	$1,019.40	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.91% for Class A, 1.66% for Class C, 0.66% for Class F, 0.60% for Class F3, 0.66% for Class I, 1.26% for Class R2, 1.16% for Class R3, 0.91% for Class R4, 0.66% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	12.13%
Consumer Discretionary	16.06%
Consumer Staples	3.28%
Financials	0.86%
Health Care	17.88%
Sector*	%**
Industrials	8.98%
Information Technology	37.87%
Repurchase Agreement	2.94%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$857.70	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$854.30	$8.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class F
Actual	$1,000.00	$858.40	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class F3
Actual	$1,000.00	$858.50	$3.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$4.18
Class I
Actual	$1,000.00	$858.90	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28
Class P
Actual	$1,000.00	$856.40	$6.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$855.40	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$856.30	$6.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R4
Actual	$1,000.00	$857.20	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R5
Actual	$1,000.00	$858.50	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class R6
Actual	$1,000.00	$859.10	$3.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.92% for Class C, 0.94% for Class F, 0.82% for Class F3, 0.84 % for Class I, 1.37 % for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	8.04%
Consumer Discretionary	10.18%
Consumer Staples	10.23%
Energy	6.66%
Financials	21.29%
Health Care	11.30%
Sector*	%**
Industrials	12.11%
Information Technology	8.36%
Materials	6.78%
Real Estate	1.57%
Repurchase Agreement	3.48%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$832.40	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21
Class C
Actual	$1,000.00	$829.40	$9.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.27	$10.01
Class F
Actual	$1,000.00	$833.30	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45
Class F3
Actual	$1,000.00	$834.00	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.80	$4.43
Class I
Actual	$1,000.00	$834.00	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94
Class P
Actual	$1,000.00	$832.00	$6.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R2
Actual	$1,000.00	$831.20	$7.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.29	$7.98
Class R3
Actual	$1,000.00	$831.90	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R4
Actual	$1,000.00	$832.80	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21
Class R5
Actual	$1,000.00	$833.90	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94
Class R6
Actual	$1,000.00	$834.50	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.22% for Class A, 1.97% for Class C, 1.07% for Class F, 0.87% for Class F3, 0.97% for Class I, 1.42% for Class P, 1.57% for Class R2, 1.47% for Class R3, 1.22% for Class R4, 0.97% for Class R5 and 0.87% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	4.83%
Consumer Discretionary	15.44%
Consumer Staples	10.03%
Energy	3.53%
Financials	13.00%
Health Care	8.77%
Industrials	19.44%
Sector*	%**
Information Technology	6.13%
Materials	6.15%
Real Estate	7.45%
Utilities	2.44%
Repurchase Agreement	2.79%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$883.00	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$878.60	$8.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$884.20	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class F3
Actual	$1,000.00	$883.70	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$4.18
Class I
Actual	$1,000.00	$883.60	$3.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class R2
Actual	$1,000.00	$880.40	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$881.80	$6.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R4
Actual	$1,000.00	$881.90	$5.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class R5
Actual	$1,000.00	$883.50	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R6
Actual	$1,000.00	$883.70	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.91% for Class F, 0.82% for Class F3, 0.81% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	5.73%
Consumer Discretionary	9.40%
Consumer Staples	6.95%
Energy	11.70%
Financials	29.04%
Health Care	11.56%
Industrials	6.29%
Sector*	%**
Information Technology	3.38%
Materials	4.78%
Real Estate	4.10%
Utilities	3.69%
Repurchase Agreement	3.38%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 – 10/31/18
Class A
Actual	$1,000.00	$1,002.60	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class C
Actual	$1,000.00	$ 998.80	$9.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.88	$9.40
Class F
Actual	$1,000.00	$1,004.00	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class F3
Actual	$1,000.00	$1,004.90	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.20	$4.02
Class I
Actual	$1,000.00	$1,004.00	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class P
Actual	$1,000.00	$1,001.00	$6.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R2
Actual	$1,000.00	$1,001.60	$7.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38
Class R3
Actual	$1,000.00	$1,002.10	$6.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87
Class R4
Actual	$1,000.00	$1,002.60	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R5
Actual	$1,000.00	$1,003.50	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R6
Actual	$1,000.00	$1,003.90	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.10% for Class A, 1.85% for Class C, 0.95% for Class F, 0.79% for Class F3, 0.85% for Class I, 1.30% for Class P, 1.45% for Class R2, 1.35% for Class R3, 1.10% for Class R4, 0.85% for Class R5 and 0.79% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	2.53%
Consumer Discretionary	8.15%
Consumer Staples	3.79%
Energy	4.96%
Financials	13.71%
Health Care	17.34%
Industrials	12.12%
Sector*	%**
Information Technology	18.43%
Materials	8.63%
Real Estate	2.84%
Utilities	5.81%
Repurchase Agreement	1.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2018

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.05%

Lord Abbett Developing Growth Fund, Inc. – Class I*(c)	6,541,320	$207,818
Lord Abbett Securities Trust – International Opportunities Fund – Class I(d)	10,327,866	178,982
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(d)	5,184,452	102,860
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I*(d)	3,401,681	104,193
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I(d)	8,664,921	210,211
Lord Abbett Securities Trust – Value Opportunities Fund – Class I(d)	10,300,878	209,005
Total Investments in Underlying Funds (cost $958,221,420)		1,013,069
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.06%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $625,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $627,159; proceeds: $613,282 (cost $613,260)	$613	$613
Total Investments in Securities 100.11% (cost $958,834,680)		1,013,682
Liabilities in Excess of Other Assets (0.11)%		(1,073)
Net Assets 100.00%		$1,012,609

*	Non-income producing security.
(a)	Affiliated issuer (See Note 13).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,013,069	$–	$–	$1,013,069
Short-Term Investments
Repurchase Agreement	–	613	–	613
Total	$1,013,069	$613	$–	$1,013,682

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

See Notes to Financial Statements.	49

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.10%

Aerospace & Defense 1.37%
Boeing Co. (The)	26,731	$9,486
General Dynamics Corp.	119,355	20,598
Total		30,084

Airlines 0.85%
Delta Air Lines, Inc.	341,148	18,671

Auto Components 0.03%
Garrett Motion, Inc. (Switzerland)*(a)	36,358	552

Banks 14.58%
Bank of America Corp.	2,844,760	78,231
Citizens Financial Group, Inc.	966,816	36,111
Comerica, Inc.	419,634	34,225
East West Bancorp, Inc.	462,933	24,276
JPMorgan Chase & Co.	835,543	91,091
Signature Bank	154,140	16,940
SVB Financial Group*	68,167	16,171
Wells Fargo & Co.	413,638	22,018
Total		319,063

Beverages 2.58%
Coca-Cola Co. (The)	744,930	35,667
PepsiCo, Inc.	184,200	20,701
Total		56,368

Biotechnology 0.71%
Gilead Sciences, Inc.	226,453	15,440

Building Products 0.06%
Resideo Technologies, Inc.*	60,547	1,274

Capital Markets 1.07%
Goldman Sachs Group, Inc. (The)	104,316	23,510

Chemicals 2.41%
DowDuPont, Inc.	977,432	52,703
Investments	Shares	Fair Value (000)
Communications Equipment 3.39%
Cisco Systems, Inc.	1,622,448	$74,227

Consumer Finance 1.05%
Discover Financial Services	329,892	22,984

Diversified Telecommunication Services 3.96%
AT&T, Inc.	926,882	28,437
Verizon Communications, Inc.	1,019,710	58,215
Total		86,652

Electric: Utilities 5.84%
Duke Energy Corp.	730,222	60,338
NextEra Energy, Inc.	391,151	67,474
Total		127,812

Electrical Equipment 1.07%
AMETEK, Inc.	348,626	23,386

Electronic Equipment, Instruments & Components 1.39%
Corning, Inc.	954,971	30,511

Entertainment 2.25%
Walt Disney Co. (The)	429,391	49,307

Equity Real Estate Investment Trusts 2.52%
Boston Properties, Inc.	140,866	17,011
Prologis, Inc.	591,673	38,145
Total		55,156

Food & Staples Retailing 2.10%
Walmart, Inc.	459,382	46,067

Food Products 0.79%
Mondelez International, Inc. Class A	411,053	17,256

Health Care Equipment & Supplies 3.53%
Abbott Laboratories	666,700	45,962
Boston Scientific Corp.*	638,030	23,059
Insulet Corp.*	94,163	8,306
Total		77,327

50	See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2018

Investments	Shares	Fair Value (000)
Health Care Providers & Services 2.03%
UnitedHealth Group, Inc.	170,207	$44,484

Hotels, Restaurants & Leisure 0.45%
Yum! Brands, Inc.	109,823	9,929

Industrial Conglomerates 2.40%
Honeywell International, Inc.	363,282	52,610

Information Technology Services 1.27%
PayPal Holdings, Inc.*	330,304	27,808

Insurance 3.46%
Chubb Ltd. (Switzerland)(a)	324,621	40,548
Hartford Financial Services Group, Inc. (The)	772,166	35,072
Total		75,620

Interactive Media & Services 1.28%
Alphabet, Inc. Class A*	25,730	28,061

Internet & Direct Marketing Retail 0.84%
Alibaba Group Holding Ltd. ADR*	33,486	4,764
Amazon.com, Inc.*	8,509	13,598
Total		18,362

Multi-Line Retail 0.58%
Dollar Tree, Inc.*	150,592	12,695

Oil, Gas & Consumable Fuels 10.62%
Chevron Corp.	642,430	71,727
ConocoPhillips	729,932	51,022
Devon Energy Corp.	763,390	24,734
EOG Resources, Inc.	182,921	19,269
Marathon Petroleum Corp.	425,130	29,951
Royal Dutch Shell plc Class A ADR	564,490	35,670
Total		232,373
Investments	Shares	Fair Value (000)
Personal Products 1.01%
Unilever NV Registered Shares (United Kingdom)(a)	409,967	$22,048

Pharmaceuticals 11.52%
Allergan plc	164,975	26,068
Johnson & Johnson	688,903	96,439
Merck & Co., Inc.	835,749	61,519
Novartis AG ADR	141,523	12,378
Pfizer, Inc.	1,293,608	55,703
Total		252,107

Road & Rail 1.88%
CSX Corp.	598,090	41,184

Semiconductors & Semiconductor Equipment 1.63%
Intel Corp.	761,678	35,707

Software 4.13%
Microsoft Corp.	474,800	50,713
Oracle Corp.	814,510	39,781
Total		90,494

Specialty Retail 3.88%
Burlington Stores, Inc.*	148,220	25,418
Home Depot, Inc. (The)	209,342	36,819
O’Reilly Automotive, Inc.*	70,595	22,644
Total		84,881

Tobacco 0.57%
Philip Morris International, Inc.	142,662	12,564
Total Common Stocks (cost $1,816,152,825)		2,169,277

See Notes to Financial Statements.	51

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2018

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.17%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $26,160,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $26,250,383; proceeds: $25,734,154 (cost $25,733,260)	$25,733	$25,733
Total Investments in Securities 100.27% (cost $1,841,886,085)		2,195,010
Liabilities in Excess of Other Assets (0.27)%		(5,983)
Net Assets 100.00%		$2,189,027

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,169,277	$–	$–	$2,169,277
Short-Term Investments
Repurchase Agreement	–	25,733	–	25,733
Total	$2,169,277	$25,733	$–	$2,195,010

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

52	See Notes to Financial Statements.

Schedule of Investments

GLOBAL EQUITY RESEARCH FUND October 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 96.77%

Australia 0.65%

Beverages
Coca-Cola Amatil Ltd.	6,135	$43

Belgium 0.71%

Insurance
Ageas	940	47

Canada 1.48%

Metals & Mining 1.13%
Franco-Nevada Corp.	639	40
Lundin Mining Corp.	8,492	35
		75

Oil, Gas & Consumable Fuels 0.35%
Seven Generations Energy Ltd. Class A*	2,142	23
Total Canada		98

China 1.06%

Interactive Media & Services 0.61%
Tencent Holdings Ltd.	1,168	40

Internet & Direct Marketing Retail 0.45%
Alibaba Group Holding Ltd. ADR*	209	30
Total China		70

Denmark 0.44%

Insurance
Tryg A/S	1,195	29

France 4.74%

Banks 1.04%
BNP Paribas SA	1,318	69

Beverages 0.71%
Pernod Ricard SA	308	47
Investments	Shares	U.S. $ Fair Value (000)
Chemicals 0.20%
Air Liquide SA	105	$13

Construction & Engineering 0.77%
Vinci SA	578	51

Diversified Telecommunication Services 0.61%
Orange SA	2,536	40

Entertainment 0.32%
Vivendi SA	877	21

Food Products 0.48%
Danone SA	460	32

Textiles, Apparel & Luxury Goods 0.61%
LVMH Moet Hennessy Louis Vuitton SE	131	40
Total France		313

Germany 4.67%

Diversified Telecommunication Services 0.48%
Deutsche Telekom AG Registered Shares	1,969	32

Hotels, Restaurants & Leisure 0.53%
TUI AG	2,133	35

Industrial Conglomerates 0.77%
Siemens AG Registered Shares	442	51

Insurance 1.00%
Allianz SE Registered Shares	317	66

Real Estate Management & Development 1.31%
Aroundtown SA	4,922	41
Vonovia SE	1,002	46
		87

Semiconductors & Semiconductor Equipment 0.20%
Infineon Technologies AG	621	13

Textiles, Apparel & Luxury Goods 0.38%
adidas AG	107	25
Total Germany		309

See Notes to Financial Statements.	53

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
Hong Kong 0.71%

Insurance
AIA Group Ltd.	6,247	$47

Ireland 2.03%

Banks 0.80%
Bank of Ireland Group plc	7,451	53

Biotechnology 0.17%
Amarin Corp. plc ADR*	573	11

Building Products 0.76%
Allegion plc	580	50

Pharmaceuticals 0.30%
Jazz Pharmaceuticals plc*	126	20
Total Ireland		134

Italy 0.14%

Textiles, Apparel & Luxury Goods
Brunello Cucinelli SpA	274	9

Japan 2.80%

Automobiles 0.86%
Toyota Motor Corp.	979	57

Beverages 0.17%
Coca-Cola Bottlers Japan Holdings, Inc.	436	11

Entertainment 0.70%
Nintendo Co., Ltd.	147	46

Machinery 0.69%
Komatsu Ltd.	1,749	46

Metals & Mining 0.38%
Sumitomo Metal Mining Co. Ltd.	798	25
Total Japan		185
Investments	Shares	U.S. $ Fair Value (000)
Mexico 0.68%

Banks
Grupo Financiero Banorte SAB de CV	8,144	$45

Netherlands 3.27%

Banks 0.56%
ING Groep NV	3,164	37

Health Care Equipment & Supplies 0.44%
Koninklijke Philips NV	763	29

Insurance 0.51%
ASR Nederland NV	749	34

Oil, Gas & Consumable Fuels 1.56%
Royal Dutch Shell plc B Shares	3,171	103

Semiconductors & Semiconductor Equipment 0.20%
ASML Holding NV	73	13
Total Netherlands		216

Norway 0.24%

Oil, Gas & Consumable Fuels
Equinor ASA	607	16

Switzerland 2.18%

Chemicals 0.18%
Givaudan SA Registered Shares	5	12

Containers & Packaging 0.19%
SIG Combibloc Group AG*	1,100	12

Insurance 0.86%
Swiss Life Holding AG Registered Shares*	150	57

Pharmaceuticals 0.95%
Novartis AG Registered Shares	716	63
Total Switzerland		144

54	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
Taiwan 0.57%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd.	5,000	$38

United Kingdom 8.44%

Aerospace & Defense 0.62%
BAE Systems plc	6,136	41

Banks 0.70%
Royal Bank of Scotland Group PLC	15,444	46

Biotechnology 0.45%
Myovant Sciences Ltd.*	1,422	30

Capital Markets 0.42%
BrightSphere Investment Group plc	2,437	28

Household Products 0.79%
Reckitt Benckiser Group plc	643	52

Insurance 1.78%
Argo Group International Holdings Ltd.	621	38
Axis Capital Holdings Ltd.	765	43
Hiscox Ltd.	1,770	37
		118

Machinery 0.62%
Pentair plc	1,020	41

Multi-Utilities 0.61%
National Grid plc	3,796	40

Oil, Gas & Consumable Fuels 0.91%
BP plc	8,345	60

Personal Products 0.24%
Unilever NV CVA	291	16

Tobacco 0.86%
British American Tobacco plc	1,310	57
Investments	Shares	U.S. $ Fair Value (000)
Wireless Telecommunication Services 0.44%
Vodafone Group plc	15,591	$29
Total United Kingdom		558

United States 61.96%

Aerospace & Defense 2.09%
Boeing Co. (The)	207	73
United Technologies Corp.	519	65
		138

Banks 4.24%
Bank of America Corp.	2,561	70
JPMorgan Chase & Co.	563	61
Sterling Bancorp	1,981	36
TCF Financial Corp.	1,543	32
Wells Fargo & Co.	1,516	81
		280

Beverages 1.09%
Coca-Cola Co. (The)	1,513	72

Biotechnology 1.16%
AnaptysBio, Inc.*	186	14
BioMarin Pharmaceutical, Inc.*	410	38
Vertex Pharmaceuticals, Inc.*	147	25
		77

Capital Markets 1.07%
E*TRADE Financial Corp.	907	45
Victory Capital Holdings, Inc. Class A*	3,328	26
		71

Chemicals 1.56%
Air Products & Chemicals, Inc.	82	13
Ashland Global Holdings, Inc.	594	44
DowDuPont, Inc.	609	33
Ecolab, Inc.	89	13
		103

Commercial Services & Supplies 0.85%
Waste Management, Inc.	628	56

See Notes to Financial Statements.	55

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Communications Equipment 0.47%
Palo Alto Networks, Inc.*	169	$31

Containers & Packaging 0.24%
Avery Dennison Corp.	175	16

Diversified Telecommunication Services 1.24%
AT&T, Inc.	868	26
Verizon Communications, Inc.	978	56
		82

Electric: Utilities 1.50%
Evergy, Inc.	824	46
FirstEnergy Corp.	1,420	53
		99

Electrical Equipment 0.71%
AMETEK, Inc.	699	47

Electronic Equipment, Instruments & Components 0.92%
Corning, Inc.	1,038	33
Keysight Technologies, Inc.*	484	28
		61

Energy Equipment & Services 0.24%
Helmerich & Payne, Inc.	261	16

Entertainment 0.61%
Netflix, Inc.*	49	15
Walt Disney Co. (The)	220	25
		40

Equity Real Estate Investment Trusts 1.28%
Alexandria Real Estate Equities, Inc.	422	52
Duke Realty Corp.	1,203	33
		85

Exchange-Traded Funds 6.96%
iShares MSCI Emerging Markets ETF	7,519	295
iShares MSCI Japan ETF	3,013	165
		460
Investments	Shares	U.S. $ Fair Value (000)
Food & Staples Retailing 1.03%
Sysco Corp.	794	$56
Walmart, Inc.	118	12
		68

Food Products 1.36%
Conagra Brands, Inc.	1,256	45
Kraft Heinz Co. (The)	214	12
Mondelez International, Inc. Class A	803	33
		90

Health Care Equipment & Supplies 1.45%
ABIOMED, Inc.*	50	17
Align Technology, Inc.*	55	12
Boston Scientific Corp.*	964	35
Teleflex, Inc.	133	32
		96

Health Care Providers & Services 2.36%
Centene Corp.*	260	34
CVS Health Corp.	624	45
Guardant Health, Inc.*	561	19
UnitedHealth Group, Inc.	222	58
		156

Hotels, Restaurants & Leisure 0.67%
Aramark	1,222	44

Household Products 0.51%
Procter & Gamble Co. (The)	380	34

Information Technology Services 3.42%
Conduent, Inc.*	2,707	52
DXC Technology Co.	568	41
Global Payments, Inc.	292	33
GoDaddy, Inc. Class A*	398	29
Mastercard, Inc. Class A	146	29
PayPal Holdings, Inc.*	500	42
		226

56	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Insurance 0.17%
Goosehead Insurance, Inc. Class A*	334	$11

Interactive Media & Services 3.51%
Alphabet, Inc. Class A*	129	141
Facebook, Inc. Class A*	290	44
IAC/InterActiveCorp.*	242	47
		232

Internet & Direct Marketing Retail 1.77%
Amazon.com, Inc.*	73	117

Life Sciences Tools & Services 0.88%
Agilent Technologies, Inc.	393	26
Illumina, Inc.*	104	32
		58

Machinery 1.09%
Dover Corp.	395	33
Flowserve Corp.	849	39
		72

Metals & Mining 0.21%
Nucor Corp.	236	14

Multi-Line Retail 0.78%
Dollar Tree, Inc.*	614	52

Multi-Utilities 0.68%
Sempra Energy	405	45

Oil, Gas & Consumable Fuels 2.63%
Anadarko Petroleum Corp.	287	15
Concho Resources, Inc.*	269	38
EOG Resources, Inc.	339	36
Marathon Petroleum Corp.	627	44
ONEOK, Inc.	630	41
		174

Pharmaceuticals 3.04%
Elanco Animal Health, Inc.*	841	26
Merck & Co., Inc.	1,109	81
Pfizer, Inc.	1,320	57
Zoetis, Inc.	409	37
		201
Investments	Shares	U.S. $ Fair Value (000)
Professional Services 0.11%
Upwork, Inc.*	376	$7

Semiconductors & Semiconductor Equipment 0.86%
Intel Corp.	530	25
NVIDIA Corp.	153	32
		57

Software 4.28%
Anaplan, Inc.*	234	5
Elastic NV*	100	7
Microsoft Corp.	1,348	144
Oracle Corp.	832	41
Red Hat, Inc.*	128	22
salesforce.com, Inc.*	290	40
Ultimate Software Group, Inc. (The)*	92	24
		283

Specialty Retail 2.09%
Home Depot, Inc. (The)	132	23
Lowe’s Cos., Inc.	106	10
TJX Cos., Inc. (The)	568	63
Ulta Salon, Cosmetics & Fragrance, Inc.*	153	42
		138

Technology Hardware, Storage & Peripheral 2.33%
Apple, Inc.	705	154

Wireless Telecommunication Services 0.50%
T-Mobile US, Inc.*	477	33
Total United States		4,096
Total Common Stocks (cost $6,515,589)		6,397

PREFERRED STOCK 0.40%

Germany

Automobiles
Volkswagen AG (cost $29,028)	157	26

See Notes to Financial Statements.	57

Schedule of Investments (continued)

GLOBAL EQUITY RESEARCH FUND October 31, 2018

Investments	Principal Amount (000)	U.S. $ Fair Value (000)
CONVERTIBLE BOND 0.21%

United States

Pharmaceuticals
Tilray, Inc.†(a) (cost $17,000)	$17	$14
Total Investments in Securities 97.38% (cost $6,561,617)		6,437
Cash, Foreign Cash and Other Assets in Excess of Liabilities 2.62%		173
Net Assets 100.00%		$6,610

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement.
ETF	Exchange Traded Fund.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	The security has an interest rate 5.00% with a maturity of 10/01/2023.

58	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL EQUITY RESEARCH FUND October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Australia	$–	$43	$–	$43
Belgium	–	47	–	47
Canada	98	–	–	98
China(3)	30	40	–	70
Denmark	–	29	–	29
France(3)	–	313	–	313
Germany(3)	–	309	–	309
Hong Kong	–	47	–	47
Ireland(3)	81	53	–	134
Italy(3)	–	9	–	9
Japan(3)	–	185	–	185
Mexico	45	–	–	45
Netherlands(3)	–	216	–	216
Norway	–	16	–	16
Switzerland(3)	12	132	–	144
Taiwan	–	38	–	38
United Kingdom(3)	180	378	–	558
United States	4,096	–	–	4,096
Preferred Stock	–	26	–	26
Convertible Bond	–	14	–	14
Total	$4,542	$1,895	$–	$6,437

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Securities in the amount of $667,079 were transferred from Level 1 to Level 2 due to a change in valuation technique resulting in adjusted valuations (as described in Note 2(l)) on October 31, 2018.

See Notes to Financial Statements.	59

Schedule of Investments

GLOBAL SELECT EQUITY FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 101.59%

Canada 1.41%

Metals & Mining 0.75%
Lundin Mining Corp.	3,900	$16

Oil, Gas & Consumable Fuels 0.66%
Seven Generations Energy Ltd. Class A*	1,350	14
Total Canada		30

China 0.75%

Hotels, Restaurants & Leisure
Yum China Holdings, Inc.	443	16

France 5.76%

Beverages 1.41%
Pernod Ricard SA	193	30

Diversified Telecommunication Services 1.92%
Orange SA	2,626	41

Food Products 1.59%
Danone SA	483	34

Software 0.84%
Ubisoft Entertainment SA*	200	18
Total France		123

Germany 6.56%

Hotels, Restaurants & Leisure 0.80%
TUI AG	1,037	17

Industrial Conglomerates 1.27%
Siemens AG Registered Shares	234	27

Insurance 2.01%
Allianz SE Registered Shares	208	43

Real Estate Management & Development 1.03%
Aroundtown SA	2,604	22
		Fair
		Value
Investments	Shares	(000)
Software 1.45%
SAP SE	292	$31
Total Germany		140

India 2.06%

Banks
ICICI Bank Ltd. ADR	4,595	44

Ireland 5.44%

Banks 4.36%
AIB Group plc	8,291	40
Bank of Ireland Group plc	7,510	53
		93

Building Products 1.08%
Allegion plc	269	23
Total Ireland		116

Japan 4.87%

Entertainment 1.45%
Nintendo Co., Ltd.	98	31

Food & Staples Retailing 2.48%
Seven & i Holdings Co., Ltd.	1,215	53

Household Durables 0.94%
Sony Corp.	375	20
Total Japan		104

Mexico 1.87%

Banks 1.17%
Grupo Financiero Banorte SAB de CV	4,566	25

Construction Materials 0.70%
Cemex SAB de CV ADR*	2,913	15
Total Mexico		40

Netherlands 2.34%

Banks 1.64%
ING Groep NV	2,974	35

60	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL SELECT EQUITY FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Netherlands (continued)

Health Care Equipment & Supplies 0.70%
Koninklijke Philips NV	407	$15
Total Netherlands		50

Spain 2.25%

Banks
Banco Bilbao Vizcaya Argentaria SA	8,740	48

Switzerland 4.83%

Food Products 1.36%
Nestle SA Registered Shares	340	29

Pharmaceuticals 3.47%
Novartis AG Registered Shares	843	74
Total Switzerland		103

United Kingdom 13.31%

Aerospace & Defense 0.61%
BAE Systems plc	1,988	13

Banks 3.65%
Royal Bank of Scotland
Group PLC	25,881	78

Biotechnology 0.56%
Myovant Sciences Ltd.*	564	12

Household Products 2.01%
Reckitt Benckiser Group plc	532	43

Machinery 0.98%
Pentair plc	508	21

Multi-Utilities 1.51%
National Grid plc	3,045	32

Oil, Gas & Consumable Fuels 2.49%
Royal Dutch Shell PLC	1,671	53

Personal Products 1.50%
Unilever NV CVA	602	32
Total United Kingdom		284
		Fair
		Value
Investments	Shares	(000)
United States 50.14%

Air Freight & Logistics 1.17%
United Parcel Service, Inc. Class B	231	$25

Airlines 1.59%
Alaska Air Group, Inc.	258	16
Southwest Airlines Co.	376	18
		34

Banks 2.48%
Bank of America Corp.	1,238	34
Wells Fargo & Co.	358	19
		53

Beverages 2.11%
Coca-Cola Co. (The)	942	45

Biotechnology 2.25%
BioMarin Pharmaceutical, Inc.*	164	15
Incyte Corp.*	352	23
Vertex Pharmaceuticals, Inc.*	60	10
		48

Capital Markets 1.55%
E*TRADE Financial Corp.	658	33

Chemicals 1.03%
DowDuPont, Inc.	408	22

Diversified Telecommunication Services 1.78%
AT&T, Inc.	1,238	38

Electric: Utilities 1.08%
FirstEnergy Corp.	628	23

Electrical Equipment 0.89%
AMETEK, Inc.	286	19

Electronic Equipment, Instruments & Components 0.98%
Corning, Inc.	655	21

See Notes to Financial Statements.	61

Schedule of Investments (continued)

GLOBAL SELECT EQUITY FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
United States (continued)

Entertainment 3.42%
AMC Entertainment Holdings, Inc.	1,170	$23
Walt Disney Co. (The)	440	50
		73

Equity Real Estate Investment Trusts 1.03%
Alexandria Real Estate Equities, Inc.	179	22

Food Products 2.16%
Conagra Brands, Inc.	1,304	46

Health Care Providers & Services 1.50%
CVS Health Corp.	441	32

Hotels, Restaurants & Leisure 1.03%
McDonald’s Corp.	126	22

Information Technology Services 3.70%
Conduent, Inc.*	1,779	34
DXC Technology Co.	355	26
Mastercard, Inc. Class A	97	19
		79

Insurance 0.52%
Axis Capital Holdings Ltd.	191	11

Interactive Media & Services 3.09%
Alphabet, Inc. Class A*	35	38
IAC/InterActiveCorp.*	142	28
		66

Life Sciences Tools & Services 0.52%
Illumina, Inc.*	36	11

Machinery 0.61%
Stanley Black & Decker, Inc.	112	13

Media 1.12%
Charter Communications, Inc. Class A*	76	24
		Fair
		Value
Investments	Shares	(000)
Multi-Line Retail 2.25%
Dollar Tree, Inc.*	565	$48

Multi-Utilities 0.98%
Sempra Energy	190	21

Oil, Gas & Consumable Fuels 2.01%
EOG Resources, Inc.	92	10
Marathon Petroleum Corp.	251	18
Noble Energy, Inc.	621	15
		43
Pharmaceuticals 3.94%
Merck & Co., Inc.	905	67
Pfizer, Inc.	406	17
		84

Software 2.06%
Microsoft Corp.	203	22
Oracle Corp.	452	22
		44

Specialty Retail 0.89%
TJX Cos., Inc. (The)	173	19

Wireless Telecommunication Services 2.39%
T-Mobile US, Inc.*	738	51
Total United States		1,070
Total Common Stocks (cost $2,292,524)		2,168
Total Investments in Securities 101.59% (cost $2,292,524)		2,168
Liabilities in Excess of Other Assets (1.59)%		(34)
Net Assets 100.00%		$2,134

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement.
*	Non-income producing security.

62	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL SELECT EQUITY FUND October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Common Stocks
France	$–	$122	$–	$122
Germany	–	119	–	119
Ireland	23	93	–	116
Japan	–	103	–	103
Luxembourg	–	22	–	22
Netherlands	–	104	–	104
Spain	–	48	–	48
Switzerland	–	103	–	103
United Kingdom	32	199	–	231
Remaining Countries	1,200	–	–	1,200
Total	$1,255	$913	$–	$2,168

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the period ended October 31, 2018.

See Notes to Financial Statements.	63

Schedule of Investments

GROWTH LEADERS FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 96.72%

Aerospace & Defense 5.24%
Aerovironment, Inc.*	363,679	$32,720
Boeing Co. (The)	263,589	93,537
Raytheon Co.	150,484	26,341
Teledyne Technologies, Inc.*	166,440	36,830
Total		189,428

Air Freight & Logistics 0.52%
XPO Logistics, Inc.*	209,435	18,719

Automobiles 0.75%
Tesla, Inc.*	80,726	27,231

Beverages 0.99%
Coca-Cola Co. (The)	747,401	35,786

Biotechnology 3.21%
Blueprint Medicines Corp.*	94,937	5,769
Sarepta Therapeutics, Inc.*	191,780	25,653
Vertex Pharmaceuticals, Inc.*	498,787	84,524
Total		115,946

Capital Markets 0.86%
MSCI, Inc.	206,403	31,039

Communications Equipment 0.67%
Palo Alto Networks, Inc.*	132,170	24,192

Construction & Engineering 1.36%
Jacobs Engineering Group, Inc.	656,125	49,268

Diversified Consumer Services 1.11%
Grand Canyon Education, Inc.*	322,333	40,195

Diversified Telecommunication Services 1.94%
Verizon Communications, Inc.	1,229,613	70,199

Electrical Equipment 0.83%
AMETEK, Inc.	449,248	30,136
		Fair
		Value
Investments	Shares	(000)
Electronic Equipment, Instruments & Components 0.48%
Keysight Technologies, Inc.*	304,073	$17,357

Entertainment 4.50%
Activision Blizzard, Inc.	532,417	36,764
Live Nation Entertainment, Inc.*	880,192	46,034
Netflix, Inc.*	170,671	51,505
World Wrestling Entertainment, Inc. Class A	393,640	28,574
Total		162,877

Food & Staples Retailing 0.83%
Costco Wholesale Corp.	130,899	29,928

Health Care Equipment & Supplies 5.69%
DexCom, Inc.*	351,000	46,602
Glaukos Corp.*	639,125	37,031
IDEXX Laboratories, Inc.*	56,405	11,965
Insulet Corp.*	283,410	25,000
Intuitive Surgical, Inc.*	122,376	63,780
Penumbra, Inc.*	158,040	21,493
Total		205,871

Health Care Providers & Services 2.82%
UnitedHealth Group, Inc.	389,956	101,915

Health Care Technology 0.51%
Veeva Systems, Inc. Class A*	201,159	18,376

Hotels, Restaurants & Leisure 2.19%
McDonald’s Corp.	200,451	35,460
Planet Fitness, Inc. Class A*	890,359	43,708
Total		79,168

Household Durables 1.12%
Roku, Inc.*	725,811	40,355

Household Products 1.45%
Procter & Gamble Co. (The)	590,281	52,346

Industrial Conglomerates 1.00%
Roper Technologies, Inc.	127,845	36,167

64	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 10.06%
GoDaddy, Inc. Class A*	571,120	$41,789
Mastercard, Inc. Class A	436,234	86,230
Okta, Inc.*	562,417	32,823
PayPal Holdings, Inc.*	485,504	40,875
Square, Inc. Class A*	387,087	28,431
Twilio, Inc. Class A*	610,490	45,921
Visa, Inc. Class A	635,534	87,608
Total		363,677

Interactive Media & Services 5.64%
Alphabet, Inc. Class A*	154,147	168,110
Match Group, Inc.*	695,835	35,988
Total		204,098

Internet & Direct Marketing Retail 4.87%
Amazon.com, Inc.*	99,284	158,657
GrubHub, Inc.*	189,191	17,545
Total		176,202

Life Sciences Tools & Services 1.96%
Illumina, Inc.*	228,007	70,944

Pharmaceuticals 3.62%
Elanco Animal Health, Inc.*	17,400	530
GW Pharmaceuticals plc ADR*	313,262	43,070
Merck & Co., Inc.	485,993	35,774
Zoetis, Inc.	572,442	51,606
Total		130,980

Semiconductors & Semiconductor Equipment 1.09%
NVIDIA Corp.	187,072	39,440

Software 17.75%
Adobe, Inc.*	148,276	36,440
Atlassian Corp. plc Class A (Australia)*(a)	503,761	38,240
Elastic NV*	169,615	11,534
Everbridge, Inc.*	424,035	21,554
		Fair
		Value
Investments	Shares	(000)
Five9, Inc.*	638,749	$25,141
HubSpot, Inc.*	155,900	21,148
Intuit, Inc.	176,871	37,320
Microsoft Corp.	2,443,861	261,029
Paycom Software, Inc.*	207,436	25,971
salesforce.com, Inc.*	602,127	82,636
ServiceNow, Inc.*	100,382	18,173
Trade Desk, Inc. (The) Class A*	206,844	25,556
Ultimate Software Group, Inc. (The)*	64,315	17,148
Zscaler, Inc.*	545,477	19,795
Total		641,685

Specialty Retail 2.76%
Home Depot, Inc. (The)	206,501	36,319
TJX Cos., Inc. (The)	344,329	37,835
Tractor Supply Co.	277,173	25,470
Total		99,624

Technology Hardware, Storage & Peripherals 7.69%
Apple, Inc.	1,269,737	277,895

Textiles, Apparel & Luxury Goods 3.21%
Lululemon Athletica, Inc. (Canada)*(a)	158,187	22,262
NIKE, Inc. Class B	826,277	62,004
Under Armour, Inc. Class A*	1,431,731	31,655
Total		115,921
Total Common Stocks (cost $3,298,068,688)		3,496,965

See Notes to Financial Statements.	65

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2018

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.93%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $107,695,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $108,067,086; proceeds: $105,949,163 (cost $105,945,484)	$105,945	$105,945
Total Investments in Securities 99.65% (cost $3,404,014,172)		3,602,910
Other Assets in Excess of Liabilities 0.35%		12,626
Net Assets 100.00%		$3,615,536

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$3,496,965	$–	$–	$3,496,965
Short-Term Investments
Repurchase Agreement	–	105,945	–	105,945
Total	$3,496,965	$105,945	$–	$3,602,910

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

66	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 95.80%

Australia 1.49%

Metals & Mining
BHP Billiton Ltd.	361,890	$8,350

Brazil 1.50%

Banks 0.72%
Itau Unibanco Holding SA ADR	306,970	4,043

Wireless Telecommunication Services 0.78%
TIM Participacoes SA	1,401,900	4,366
Total Brazil		8,409

Canada 2.51%

Aerospace & Defense 1.41%
CAE, Inc.	447,700	7,897

Metals & Mining 1.10%
Lundin Mining Corp.	1,506,700	6,192
Total Canada		14,089

China 4.78%

Insurance 1.18%
Ping An Insurance Group Co. of China Ltd. Class H	697,000	6,589

Interactive Media & Services 1.58%
Tencent Holdings Ltd.	259,100	8,877

Internet & Direct Marketing Retail 1.33%
Alibaba Group Holding Ltd. ADR*	52,349	7,448

Oil, Gas & Consumable Fuels 0.69%
CNOOC Ltd.	2,276,000	3,876
Total China		26,790

Denmark 1.58%

Health Care Equipment & Supplies 0.51%
Ambu A/S Class B	138,520	2,886
		U.S. $
		Fair Value
Investments	Shares	(000)
Pharmaceuticals 1.07%
Novo Nordisk A/S Class B	138,954	$6,002
Total Denmark		8,888

France 14.85%

Aerospace & Defense 1.01%
Thales SA	44,277	5,655

Beverages 1.29%
Pernod Ricard SA	28,249	4,307
Remy Cointreau SA	24,878	2,953
		7,260
Construction & Engineering 1.49%
Vinci SA	94,002	8,366

Diversified Telecommunication Services 0.76%
Orange SA	271,692	4,241

Entertainment 2.24%
Ubisoft Entertainment SA*	61,713	5,536
Vivendi SA	290,413	7,004
		12,540

Food Products 0.74%
Danone SA	58,944	4,174

Information Technology Services 1.32%
Capgemini SE	60,550	7,393

Machinery 1.18%
Alstom SA	151,692	6,625

Oil, Gas & Consumable Fuels 1.89%
Total SA	180,500	10,591

Personal Products 1.02%
L’Oreal SA	25,464	5,737

Pharmaceuticals 1.39%
Sanofi	87,149	7,788

Textiles, Apparel & Luxury Goods 0.52%
LVMH Moet Hennessy Louis Vuitton SE	9,639	2,925
Total France		83,295

See Notes to Financial Statements.	67

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany 8.52%

Chemicals 1.24%
Symrise AG	83,324	$6,980

Information Technology Services 1.14%
Wirecard AG	34,168	6,391

Insurance 1.61%
Allianz SE Registered Shares	43,308	9,022

Life Sciences Tools & Services 0.43%
MorphoSys AG*	25,733	2,383

Real Estate Management & Development 1.56%
Aroundtown SA	1,056,402	8,754

Software 1.74%
SAP SE	91,175	9,762

Textiles, Apparel & Luxury Goods 0.80%
adidas AG	19,075	4,486
Total Germany		47,778

Hong Kong 1.80%

Insurance
AIA Group Ltd.	1,324,000	10,072

Hungary 0.88%

Oil, Gas & Consumable Fuels
MOL Hungarian Oil & Gas plc	469,213	4,920

India 1.66%

Banks
ICICI Bank Ltd. ADR	981,644	9,316

Indonesia 1.25%

Banks
Bank Rakyat Indonesia Persero Tbk PT	33,769,800	7,009
		U.S. $
		Fair Value
Investments	Shares	(000)
Ireland 3.17%

Banks 0.89%
Bank of Ireland Group plc	706,011	$4,988

Construction Materials 0.84%
CRH plc	158,408	4,730

Life Sciences Tools & Services 1.44%
ICON plc*	58,507	8,079
Total Ireland		17,797

Israel 1.34%

Software
Nice Ltd. ADR*	70,979	7,520

Japan 16.54%

Building Products 1.20%
Daikin Industries Ltd.	57,900	6,711

Construction & Engineering 1.05%
Taisei Corp.	137,700	5,889

Diversified Financial Services 1.47%
ORIX Corp.	506,400	8,250

Electronic Equipment, Instruments & Components 1.10%
Murata Manufacturing Co., Ltd.	39,500	6,148

Entertainment 1.35%
Nintendo Co., Ltd.	24,300	7,587

Food & Staples Retailing 1.17%
Seven & i Holdings Co., Ltd.	151,700	6,569

Health Care Equipment & Supplies 1.04%
Hoya Corp.	102,600	5,805

Household Durables 1.76%
Sony Corp.	182,600	9,882

Internet & Direct Marketing Retail 0.47%
ZOZO, Inc.	109,200	2,620

68	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Personal Products 0.48%
Shiseido Co., Ltd.	43,100	$2,719

Professional Services 1.55%
en-japan, Inc.	93,100	3,713
Recruit Holdings Co., Ltd.	184,600	4,955
		8,668

Specialty Retail 1.63%
Bic Camera, Inc.	252,100	3,328
Fast Retailing Co. Ltd.	11,600	5,841
		9,169

Trading Companies & Distributors 1.00%
Mitsubishi Corp.	199,800	5,623

Wireless Telecommunication Services 1.27%
NTT DOCOMO, Inc.	286,600	7,107
Total Japan		92,747

Luxembourg 1.48%

Multi-Line Retail
B&M European Value Retail SA	1,559,476	8,298

Mexico 1.31%

Banks
Grupo Financiero Banorte SAB de CV	1,339,600	7,370

Netherlands 5.28%

Health Care Equipment & Supplies 1.64%
Koninklijke Philips NV	246,137	9,180

Insurance 0.74%
ASR Nederland NV	91,551	4,156

Oil, Gas & Consumable Fuels 2.15%
Royal Dutch Shell plc B Shares	369,721	12,058
		U.S. $
		Fair Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 0.75%
ASML Holding NV	24,354	4,195
Total Netherlands		29,589

Norway 0.34%

Banks
Sparebank 1 Oestlandet	182,414	$1,894

Philippines 1.36%

Banks
Metropolitan Bank & Trust Co.	6,202,544	7,609

Singapore 1.36%

Banks
United Overseas Bank Ltd.	430,500	7,611

South Africa 1.03%

Paper & Forest Products
Mondi plc	244,831	5,766

Sweden 0.99%

Specialty Retail
Hennes & Mauritz AB B Shares	314,861	5,561

Switzerland 5.45%

Food Products 1.85%
Nestle SA Registered Shares	122,966	10,381

Insurance 1.88%
Swiss Life Holding AG Registered Shares*	27,991	10,559

Pharmaceuticals 1.72%
Novartis AG Registered Shares	110,249	9,655
Total Switzerland		30,595

See Notes to Financial Statements.	69

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Taiwan 0.91%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	134,358	$5,119

United Kingdom 14.42%

Aerospace & Defense 1.17%
BAE Systems plc	977,079	6,552

Banks 0.98%
Royal Bank of Scotland Group PLC	1,833,614	5,520

Beverages 1.41%
Coca-Cola European Partners plc	174,095	7,886

Capital Markets 1.05%
Schroders plc	172,011	5,887

Hotels, Restaurants & Leisure 1.11%
GVC Holdings PLC	521,241	6,244

Household Products 0.71%
Reckitt Benckiser Group plc	49,062	3,967

Insurance 1.54%
Hiscox Ltd.	414,940	8,619

Metals & Mining 1.02%
Anglo American plc	268,238	5,725

Oil, Gas & Consumable Fuels 1.01%
BP plc	781,516	5,645

Personal Products 1.47%
Unilever NV CVA	153,350	8,240

Pharmaceuticals 1.98%
AstraZeneca plc	145,549	11,133

Trading Companies & Distributors 0.97%
Ashtead Group plc	220,089	5,433
Total United Kingdom		80,851
Total Common Stocks (cost $562,243,870)		537,243
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.45%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $19,730,000 of U.S. Treasury Note at 2.625% due 7/15/2021; value: $19,745,074; proceeds: $19,354,893 (cost $19,354,221)	$19,354	$19,354
Total Investments in Securities 99.25% (cost $581,598,091)		556,597
Foreign Cash and Other Assets in Excess of Liabilities 0.75%		4,206
Net Assets 100.00%		$560,803

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement.
*	Non-income producing security.

70	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks
Australia(3)	$–	$8,350	$–	$8,350
Brazil	8,409	–	–	8,409
Canada	14,089	–	–	14,089
China(3)	7,448	19,342	–	26,790
Denmark(3)	2,886	6,002	–	8,888
France(3)	–	83,295	–	83,295
Germany(3)	–	47,778	–	47,778
Hong Kong(3)	–	10,072	–	10,072
Hungary	–	4,920	–	4,920
India	9,316	–	–	9,316
Indonesia(3)	–	7,009	–	7,009
Ireland(3)	8,079	9,718	–	17,797
Israel	7,520	–	–	7,520
Japan(3)	–	92,747	–	92,747
Luxembourg(3)	–	8,298	–	8,298
Mexico	7,370	–	–	7,370
Netherlands(3)	–	29,589	–	29,589
Norway(3)	–	1,894	–	1,894
Philippines	–	7,609	–	7,609
Singapore	–	7,611	–	7,611
South Africa	–	5,766	–	5,766
Sweden	–	5,561	–	5,561
Switzerland(3)	–	30,595	–	30,595
Taiwan	5,119	–	–	5,119
United Kingdom(3)	–	80,851	–	80,851
Short-Term Investments
Repurchase Agreement	–	19,354	–	19,354
Total	$70,236	$486,361	$–	$556,597

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Securities in the amount of $214,408,915 were transferred from Level 1 to Level 2 due to a change in valuation technique resulting in adjusted valuations (as described in Note 2(l)) on October 31, 2018.

See Notes to Financial Statements.	71

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks
Balance as of November 1, 2017	$663
Accrued Discounts (Premiums)	–
Realized Gain (Loss)	130
Change in Unrealized Appreciation (Depreciation)	7
Purchases	–
Sales	(800)
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of October 31, 2018	$–
Change in unrealized appreciation/depreciation for year ended October 31, 2018 related to Level 3 investments held at October 31, 2018	$–

72	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 95.15%

Australia 5.14%

Auto Components 0.71%
GUD Holdings Ltd.	642,037	$5,629

Beverages 1.95%
Coca-Cola Amatil Ltd.	2,185,879	15,384

Diversified Financial Services 1.10%
IMF Bentham Ltd.	4,166,020	8,729

Electric: Utilities 1.38%
AusNet Services	8,981,598	10,894
Total Australia		40,636

Canada 9.08%

Aerospace & Defense 1.50%
CAE, Inc.	670,700	11,830

Entertainment 1.96%
Entertainment One Ltd.	2,966,954	15,509

Metals & Mining 1.09%
Hudbay Minerals, Inc.	1,098,866	4,315
Lundin Mining Corp.	1,048,500	4,309
		8,624

Oil, Gas & Consumable Fuels 3.46%
Africa Oil Corp.*	5,580,364	5,239
Arrow Exploration Corp.*	501,118	266
Canacol Energy Ltd.*	3,939,400	11,042
Vermilion Energy, Inc.	405,600	10,756
		27,303

Software 1.07%
Kinaxis, Inc.*	125,100	8,446
Total Canada		71,712

China 0.16%

Consumer Finance
China Rapid Finance Ltd. ADR*	497,137	1,238
		U.S. $
		Fair Value
Investments	Shares	(000)
Denmark 1.30%

Construction & Engineering
FLSmidth & Co. A/S	196,347	$10,302

Finland 1.32%

Health Care Providers & Services 0.32%
Terveystalo OYJ*†	295,532	2,526

Machinery 0.52%
Konecranes OYJ	115,235	4,127

Trading Companies & Distributors 0.48%
Cramo OYJ	199,470	3,802
Total Finland		10,455

France 2.96%

Construction Materials 0.51%
Vicat SA	75,301	4,047

Health Care Providers & Services 2.09%
Korian SA	420,239	16,557

Specialty Retail 0.36%
Maisons du Monde SA†	112,293	2,815
Total France		23,419

Germany 5.55%

Industrial Conglomerates 0.81%
Rheinmetall AG	73,896	6,395

Interactive Media & Services 1.11%
XING SE	29,104	8,751

Life Sciences Tools & Services 2.01%
Gerresheimer AG	169,643	11,956
MorphoSys AG*	42,161	3,904
		15,860
Machinery 0.51%
Deutz AG	548,918	4,083

Real Estate Management & Development 1.11%
PATRIZIA Immobilien AG	509,841	8,764
Total Germany		43,853

See Notes to Financial Statements.	73

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong 4.88%

Auto Components 1.33%
Xinyi Glass Holdings Ltd.	10,548,000	$10,473

Communications Equipment 1.21%
VTech Holdings Ltd.	811,600	9,535

Consumer Finance 0.99%
Sun Hung Kai & Co., Ltd.	17,440,000	7,865

Hotels, Restaurants & Leisure 0.49%
Melco International Development Ltd.	2,237,000	3,839

Pharmaceuticals 0.86%
SSY Group Ltd.	8,078,000	6,825
Total Hong Kong		38,537

India 0.41%

Consumer Finance
Satin Creditcare Network Ltd.*	1,054,223	3,257

Indonesia 0.79%

Banks 0.68%
Bank Tabungan Negara Persero Tbk PT	38,801,700	5,417

Consumer Finance 0.11%
PT Clipan Finance Indonesia Tbk*	52,233,850	859
Total Indonesia		6,276

Ireland 7.24%

Beverages 1.65%
C&C Group plc	3,512,835	13,050

Equity Real Estate Investment Trusts 1.23%
Hibernia REIT plc	6,149,489	9,682

Health Care Providers & Services 1.68%
UDG Healthcare plc	1,648,610	13,296
		U.S. $
		Fair Value
Investments	Shares	(000)
Household Durables 1.86%
Cairn Homes plc*	2,775,386	$4,458
Glenveagh Properties plc*†	10,813,643	10,239
		14,697

Information Technology Services 0.82%
Keywords Studios plc	371,704	6,509
Total Ireland		57,234

Israel 0.51%

Food Products
Strauss Group Ltd.	181,943	3,989

Italy 3.86%

Capital Markets 0.49%
Anima Holding SpA†	927,634	3,879

Construction Materials 1.80%
Buzzi Unicem SpA	738,447	14,180

Diversified Financial Services 0.63%
doBank SpA†	452,405	4,987

Textiles, Apparel & Luxury Goods 0.94%
Brunello Cucinelli SpA	216,604	7,414
Total Italy		30,460

Japan 19.98%

Banks 0.87%
Shinsei Bank Ltd.	451,100	6,872

Chemicals 0.44%
KH Neochem Co., Ltd.	122,200	3,471

Construction & Engineering 1.84%
SHO-BOND Holdings Co., Ltd.	204,700	14,564

Containers & Packaging 0.99%
Fuji Seal International, Inc.	258,600	7,844

Distributors 0.84%
PALTAC Corp.	130,800	6,664

74	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Entertainment 1.13%
Capcom Co., Ltd.	429,700	$8,957

Equity Real Estate Investment Trusts 1.47%
GLP J-Reit	11,714	11,592

Food Products 1.35%
Nichirei Corp.	445,300	10,695

Health Care Providers & Services 0.53%
Japan Lifeline Co., Ltd.	286,500	4,177

Hotels, Restaurants & Leisure 1.28%
HIS Co., Ltd.	267,200	8,138
St. Marc Holdings Co., Ltd.	83,000	1,971
		10,109

Information Technology Services 0.99%
NS Solutions Corp.	262,700	7,840

Machinery 0.86%
DMG Mori Co., Ltd.	473,500	6,832

Professional Services 2.78%
en-japan, Inc.	240,000	9,573
TechnoPro Holdings, Inc.	237,300	12,362
		21,935

Real Estate Management & Development 1.29%
Kenedix, Inc.	1,953,500	10,168

Specialty Retail 2.79%
Bic Camera, Inc.	754,800	9,965
United Arrows Ltd.	320,700	12,059
		22,024

Wireless Telecommunication Services 0.53%
Okinawa Cellular Telephone Co.	112,600	4,148
Total Japan		157,892
		U.S. $
		Fair Value
Investments	Shares	(000)
Luxembourg 1.80%

Multi-Line Retail
B&M European Value Retail SA	2,668,827	$14,202

Netherlands 3.89%

Air Freight & Logistics 0.74%
PostNL NV	1,965,457	5,807

Hotels, Restaurants & Leisure 0.84%
Basic-Fit NV*†	231,772	6,673

Insurance 1.28%
ASR Nederland NV	222,081	10,082

Machinery 1.03%
Aalberts Industries NV	222,963	8,173
Total Netherlands		30,735

Philippines 2.19%

Industrial Conglomerates 1.23%
Alliance Global Group, Inc.*	45,640,600	9,720

Real Estate Management & Development 0.96%
Filinvest Land, Inc.	289,015,000	7,562
Total Philippines		17,282

Portugal 1.01%

Multi-Utilities
REN—Redes Energeticas Nacionais SGPS SA	2,998,985	7,985

South Korea 0.75%

Food & Staples Retailing
GS Retail Co., Ltd.	188,277	5,947

Spain 5.72%

Food Products 1.02%
Ebro Foods SA	408,798	8,024

See Notes to Financial Statements.	75

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Spain (continued)

Household Durables 1.25%
Neinor Homes SA*†	611,894	$9,848

Professional Services 2.21%
Applus Services SA	1,284,930	17,469

Real Estate Management & Development 1.24%
Aedas Homes SAU*†	380,171	9,835
Total Spain		45,176

Sweden 3.11%

Commercial Services & Supplies 2.44%
Bravida Holding AB†	1,763,769	12,958
Loomis AB Class B	205,002	6,338
		19,296

Food & Staples Retailing 0.67%
Axfood AB	297,552	5,308
Total Sweden		24,604

Switzerland 1.19%

Containers & Packaging
SIG Combibloc Group AG*	844,923	9,368

Taiwan 0.56%

Semiconductors & Semiconductor Equipment 0.48%
Realtek Semiconductor Corp.	932,000	3,753

Technology Hardware, Storage & Peripherals 0.08%
Primax Electronics Ltd.	488,000	660
Total Taiwan		4,413

United Kingdom 8.79%

Beverages 1.92%
Britvic plc	1,504,256	15,186

Capital Markets 0.67%
Man Group plc	2,660,125	5,278
		U.S. $
		Fair Value
Investments	Shares	(000)
Consumer Finance 1.18%
Arrow Global Group plc	3,818,800	$9,333

Electronic Equipment, Instruments & Components 1.12%
accesso Technology Group plc*	340,716	8,831

Insurance 1.41%
Lancashire Holdings Ltd.	1,480,830	11,164

Machinery 0.76%
Concentric AB	450,372	6,044

Media 0.64%
Huntsworth plc	3,510,333	5,025

Pharmaceuticals 1.09%
Dechra Pharmaceuticals plc	294,654	8,609
Total United Kingdom		69,470

United States 1.56%

Exchange-Traded Funds 1.33%
VanEck Vectors Junior Gold Miners	384,295	10,499

Software 0.23%
Elastic NV*	26,600	1,809
Total United States		12,308

Vietnam 1.40%

Closed-Ended Fund
VinaCapital Vietnam Opportunity Fund Ltd.	2,583,376	11,050
Total Common Stocks (cost $856,167,563)		751,800

76	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2018

	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.73%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $21,925,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $22,000,751; proceeds: $21,567,846 (cost $21,567,097)	$21,567	$21,567
Total Investments in Securities 97.88% (cost $877,734,660)		773,367
Foreign Cash, Cash and Other Assets in Excess of Liabilities 2.12%		16,750
Net Assets 100.00%		$790,117

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

See Notes to Financial Statements.	77

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks
Australia(3)	$–	$40,636	$–	$40,636
Canada(3)	50,964	20,748	–	71,712
China	1,238	–	–	1,238
Denmark	–	10,302	–	10,302
Finland(3)	–	10,455	–	10,455
France(3)	–	23,419	–	23,419
Germany(3)	–	43,853	–	43,853
Hong Kong(3)	–	38,537	–	38,537
India	–	3,257	–	3,257
Indonesia(3)	859	5,417	–	6,276
Ireland(3)	37,429	19,805	–	57,234
Israel	–	3,989	–	3,989
Italy(3)	–	30,460	–	30,460
Japan(3)	11,592	146,300	–	157,892
Luxembourg(3)	–	14,202	–	14,202
Netherlands(3)	–	30,735	–	30,735
Philippines(3)	7,562	9,720	–	17,282
Portugal(3)	–	7,985	–	7,985
South Korea	–	5,947	–	5,947
Spain(3)	9,835	35,341	–	45,176
Sweden(3)	–	24,604	–	24,604
Switzerland	9,368	–	–	9,368
Taiwan(3)	–	4,413	–	4,413
United Kingdom(3)	20,402	49,068	–	69,470
United States	12,308	–	–	12,308
Vietnam	11,050	–	–	11,050
Short-Term Investments
Repurchase Agreement	–	21,567	–	21,567
Total	$172,607	$600,760	$–	$773,367

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Securities in the amount of $377,294,221 were transferred from Level 1 to Level 2 due to a change in valuation technique resulting in adjusted valuations (as described in Note 2(l)) on October 31, 2018. Securities in the amount of $5,953,769 were transferred from Level 2 to Level 1 as a result of utilizing the last sale or official closing price on the exchange or system on which the securities are principally traded on October 31, 2018.

78	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL VALUE FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 96.13%

Australia 3.84%

Capital Markets 0.78%
Macquarie Group Ltd.	69,049	$5,758

Hotels, Restaurants & Leisure 1.25%
Crown Resorts Ltd.	1,041,348	9,266

Metals & Mining 1.81%
BHP Billiton Ltd.	577,655	13,328
Total Australia		28,352

Austria 1.26%

Banks
Erste Group Bank AG*	228,627	9,307

Belgium 1.75%

Beverages 0.36%
Anheuser-Busch InBev SA	35,640	2,636

Insurance 1.39%
Ageas	205,528	10,283
Total Belgium		12,919

Canada 4.29%

Banks 2.59%
Bank of Nova Scotia (The)	129,400	6,945
Royal Bank of Canada	167,000	12,168
		19,113

Oil, Gas & Consumable Fuels 1.70%
Pembina Pipeline Corp.	388,200	12,556
Total Canada		31,669

China 1.85%

Banks 0.90%
China Construction Bank Corp. Class H	8,366,000	6,639
		U.S. $
		Fair Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 0.95%
CNOOC Ltd.	4,140,000	$7,050
Total China		13,689

Denmark 0.77%

Insurance
Tryg A/S	234,387	5,650

Finland 1.20%

Communications Equipment
Nokia OYJ	1,567,555	8,854

France 10.10%

Automobiles 0.51%
Renault SA	50,297	3,756

Banks 1.33%
BNP Paribas SA	188,295	9,813

Construction & Engineering 0.77%
Vinci SA	64,098	5,705

Food Products 1.42%
Danone SA	148,052	10,484

Oil, Gas & Consumable Fuels 3.40%
Total SA	427,186	25,065

Pharmaceuticals 2.67%
Sanofi	220,946	19,744
Total France		74,567

Germany 11.65%

Automobiles 1.10%
Volkswagen AG	49,218	8,103

Chemicals 1.02%
BASF SE	97,747	7,501

Diversified Telecommunication Services 1.73%
Deutsche Telekom AG Registered Shares	778,621	12,771

See Notes to Financial Statements.	79

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Hotels, Restaurants & Leisure 1.22%
TUI AG	545,065	$9,043

Insurance 2.72%
Allianz SE Registered Shares	96,558	20,115

Multi-Utilities 0.89%
E. On SE	676,092	6,538

Pharmaceuticals 0.73%
Bayer AG Registered Shares	70,676	5,417

Real Estate Management & Development 2.24%
Aroundtown SA	1,293,000	10,715
Vonovia SE	127,830	5,841
		16,556
Total Germany		86,044

Hong Kong 3.10%

Commercial Services & Supplies 0.87%
China Everbright International Ltd.	8,024,925	6,420

Communications Equipment 1.06%
VTech Holdings Ltd.	665,700	7,821

Equity Real Estate Investment Trusts 0.78%
Link REIT	651,500	5,790

Hotels, Restaurants & Leisure 0.39%
Melco Resorts & Entertainment Ltd. ADR	171,617	2,854
Total Hong Kong		22,885

India 0.55%

Thrifts & Mortgage Finance
Indiabulls Housing Finance Ltd.	358,438	4,043

Japan 13.35%

Automobiles 2.47%
Toyota Motor Corp.	311,700	18,260
		U.S. $
		Fair Value
Investments	Shares	(000)
Banks 2.04%
Sumitomo Mitsui Financial Group, Inc.	387,300	$15,080

Commercial Services & Supplies 0.82%
Park24 Co., Ltd.	229,100	6,027

Diversified Financial Services 1.17%
ORIX Corp.	528,600	8,611

Household Durables 1.67%
Sony Corp.	228,700	12,377

Insurance 1.57%
Tokio Marine Holdings, Inc.	246,100	11,594

Trading Companies & Distributors 2.20%
ITOCHU Corp.	454,700	8,433
Mitsubishi Corp.	277,200	7,802
		16,235

Wireless Telecommunication Services 1.41%
KDDI Corp.	429,400	10,391
Total Japan		98,575

Macau 0.47%

Hotels, Restaurants & Leisure
Sands China Ltd.	884,000	3,496

Mexico 0.63%

Banks
Grupo Financiero Banorte SAB de CV	844,116	4,644

Netherlands 7.74%

Banks 1.55%
ING Groep NV	968,054	11,453

Health Care Equipment & Supplies 1.48%
Koninklijke Philips NV	292,526	10,910

Insurance 1.01%
ASR Nederland NV	164,039	7,447

80	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
Netherlands (continued)

Oil, Gas & Consumable Fuels 3.70%
Royal Dutch Shell plc Class A ADR	432,373	$27,322
Total Netherlands		57,132

New Zealand 1.88%

Diversified Telecommunication Services
Spark New Zealand Ltd.	5,380,212	13,895

Russia 1.89%

Oil, Gas & Consumable Fuels
Lukoil PJSC ADR	187,184	13,956

Singapore 1.32%

Banks
DBS Group Holdings Ltd.	572,400	9,712

Spain 2.03%

Banks 0.66%
Banco Bilbao Vizcaya Argentaria SA	877,226	4,842

Electric: Utilities 1.37%
Red Electrica Corp. SA	490,492	10,156
Total Spain		14,998

Switzerland 6.95%

Insurance 2.18%
Swiss Life Holding AG Registered Shares*	42,650	16,088

Pharmaceuticals 4.77%
Novartis AG Registered Shares	293,304	25,685
Roche Holding AG	39,006	9,493
		35,178
Total Switzerland		51,266
		U.S. $
		Fair Value
Investments	Shares	(000)
Taiwan 1.11%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	508,000	$2,046
Taiwan Semiconductor Manufacturing Co., Ltd.	817,000	6,133
Total Taiwan		8,179

United Kingdom 16.16%

Aerospace & Defense 1.60%
BAE Systems plc	1,761,351	11,810

Banks 1.30%
Royal Bank of Scotland Group PLC	3,179,462	9,572

Beverages 1.79%
Coca-Cola European Partners plc	290,941	13,178

Equity Real Estate Investment Trusts 1.05%
Derwent London plc	206,654	7,728

Household Durables 0.25%
Persimmon plc	64,247	1,880

Insurance 0.94%
Prudential plc	346,432	6,937

Metals & Mining 1.93%
Anglo American plc	669,069	14,280

Multi-Utilities 1.41%
National Grid plc	983,319	10,388

Personal Products 1.19%
Unilever NV CVA	163,363	8,778

Pharmaceuticals 1.85%
AstraZeneca plc	178,737	13,672

See Notes to Financial Statements.	81

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2018

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Tobacco 2.16%
British American Tobacco plc	156,777	$6,796
Imperial Brands plc	271,098	9,183
		15,979

Wireless Telecommunication Services 0.69%
Vodafone Group plc	2,689,628	5,058
Total United Kingdom		119,260

United States 2.24%

Exchange-Traded Funds
iShares MSCI Japan ETF	301,799	16,551
Total Common Stocks (cost $728,743,291)		709,643
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.36%

Repurchase Agreement

Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $25,315,000 of U.S. Treasury Note at 2.625% due 7/15/2021; value: $25,334,341; proceeds: $24,835,033 (cost $24,834,171)	$24,834	$24,834
Total Investments in Securities 99.49% (cost $753,577,462)		734,477
Foreign Cash and Other Assets in Excess of Liabilities 0.51%		3,740
Net Assets 100.00%		$738,217

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement.
ETF	Exchange Traded Fund.
*	Non-income producing security.

82	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL VALUE FUND October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks
Australia(3)	$–	$28,352	$–	$28,352
Austria(3)	–	9,307	–	9,307
Belgium(3)	–	12,919	–	12,919
Canada	31,669	–	–	31,669
China	–	13,689	–	13,689
Denmark	–	5,650	–	5,650
Finland	–	8,854	–	8,854
France(3)	–	74,567	–	74,567
Germany(3)	–	86,044	–	86,044
Hong Kong(3)	8,644	14,241	–	22,885
India(3)	–	4,043	–	4,043
Japan(3)	–	98,575	–	98,575
Macau(3)	–	3,496	–	3,496
Mexico	4,644	–	–	4,644
Netherlands(3)	27,322	29,810	–	57,132
New Zealand(3)	–	13,895	–	13,895
Russia(3)	–	13,956	–	13,956
Singapore(3)	–	9,712	–	9,712
Spain(3)	–	14,998	–	14,998
Switzerland(3)	–	51,266	–	51,266
Taiwan(3)	–	8,179	–	8,179
United Kingdom(3)	7,728	111,532	–	119,260
United States	16,551	–	–	16,551
Short-Term Investments
Repurchase Agreement	–	24,834	–	24,834
Total	$96,558	$637,919	$–	$734,477

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Securities in the amount of $497,824,171 were transferred from Level 1 to Level 2 due to a change in valuation technique resulting in adjusted valuations (as described in Note 2(l)) on October 31, 2018.

See Notes to Financial Statements.	83

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.70%

Aerospace & Defense 1.53%
Teledyne Technologies, Inc.*	178,670	$39,536

Air Freight & Logistics 1.49%
XPO Logistics, Inc.*	429,974	38,431

Banks 7.47%
Citizens Financial Group, Inc.	674,496	25,193
Cullen/Frost Bankers, Inc.	577,657	56,564
East West Bancorp, Inc.	335,514	17,595
Webster Financial Corp.	436,188	25,665
Western Alliance Bancorp*	1,015,095	48,968
Zions Bancorp NA	401,622	18,896
Total		192,881

Beverages 1.59%
Cott Corp.	2,728,368	41,035

Building Products 1.78%
Allegion plc (Ireland)(a)	401,987	34,462
Gibraltar Industries, Inc.*	322,503	11,494
Total		45,956

Capital Markets 2.00%
Moelis & Co. Class A	518,110	20,911
Raymond James Financial, Inc.	400,458	30,711
Total		51,622

Chemicals 3.25%
Ashland Global Holdings, Inc.	538,468	39,836
Valvoline, Inc.	2,217,013	44,163
Total		83,999

Communications Equipment 1.19%
Plantronics, Inc.	522,835	30,832

Construction & Engineering 1.97%
Jacobs Engineering Group, Inc.	678,510	50,949
		Fair
		Value
Investments	Shares	(000)
Containers & Packaging 4.02%
AptarGroup, Inc.	421,015	$42,927
Berry Global Group, Inc.*	929,828	40,559
WestRock Co.	471,279	20,251
Total		103,737

Diversified Telecommunication Services 1.19%
Zayo Group Holdings, Inc.*	1,025,471	30,641

Electrical Equipment 1.18%
EnerSys	260,100	20,696
Hubbell, Inc.	96,784	9,843
Total		30,539

Electronic Equipment, Instruments & Components 4.71%
Amphenol Corp. Class A	347,834	31,131
Belden, Inc.	415,123	22,438
FLIR Systems, Inc.	844,760	39,121
Littelfuse, Inc.	159,640	28,920
Total		121,610

Energy Equipment & Services 1.05%
Helmerich & Payne, Inc.	435,468	27,125

Entertainment 1.36%
Live Nation Entertainment, Inc.*	669,210	35,000

Equity Real Estate Investment Trusts 2.85%
Alexandria Real Estate Equities, Inc.	311,418	38,065
Highwoods Properties, Inc.	336,655	14,355
Pebblebrook Hotel Trust	623,737	21,026
Total		73,446

Food & Staples Retailing 1.71%
Sprouts Farmers Market, Inc.*	1,638,227	44,052

Food Products 0.50%
TreeHouse Foods, Inc.*	284,500	12,962

84	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 8.09%
Cooper Cos., Inc. (The)	180,660	$46,666
Hill-Rom Holdings, Inc.	513,998	43,217
Integra LifeSciences Holdings Corp.*	297,334	15,928
LivaNova plc (United Kingdom)*(a)	279,597	31,312
STERIS plc (United Kingdom)(a)	259,784	28,397
Teleflex, Inc.	180,153	43,370
Total		208,890

Health Care Providers & Services 2.14%
Encompass Health Corp.	568,427	38,255
Molina Healthcare, Inc.*	134,100	17,000
Total		55,255

Health Care Technology 0.58%
Medidata Solutions, Inc.*	212,707	14,953

Hotels, Restaurants & Leisure 2.22%
Dunkin’ Brands Group, Inc.	504,957	36,640
Texas Roadhouse, Inc.	339,630	20,534
Total		57,174

Information Technology Services 8.83%
Amdocs Ltd.	782,126	49,485
Booz Allen Hamilton Holding Corp.	1,229,085	60,889
Conduent, Inc.*	3,626,307	69,262
Fidelity National Information Services, Inc.	464,708	48,376
Total		228,012

Insurance 4.29%
Everest Re Group Ltd.	187,067	40,754
Fidelity National Financial, Inc.	435,296	14,561
Hanover Insurance Group, Inc. (The)	252,038	28,072
RenaissanceRe Holdings Ltd.	224,848	27,467
Total		110,854
		Fair
		Value
Investments	Shares	(000)
Life Sciences Tools & Services 5.26%
Bio-Techne Corp.	84,513	$14,175
Charles River Laboratories International, Inc.*	427,794	52,114
ICON plc (Ireland)*(a)	207,317	28,626
PerkinElmer, Inc.	473,729	40,968
Total		135,883

Machinery 2.60%
Crane Co.	404,595	35,216
Rexnord Corp.*	1,187,124	31,827
Total		67,043

Metals & Mining 1.39%
Reliance Steel & Aluminum Co.	456,129	35,998

Multi-Utilities 3.98%
CMS Energy Corp.	1,033,399	51,174
NiSource, Inc.	2,033,128	51,560
Total		102,734

Oil, Gas & Consumable Fuels 3.93%
Centennial Resource Development, Inc. Class A*	1,776,800	34,044
Cimarex Energy Co.	270,254	21,477
EQT Corp.	692,172	23,513
Parsley Energy, Inc. Class A*	958,973	22,459
Total		101,493

Pharmaceuticals 1.33%
Catalent, Inc.*	853,298	34,422

Professional Services 0.73%
Robert Half International, Inc.	311,139	18,833

Road & Rail 0.89%
Old Dominion Freight Line, Inc.	175,575	22,898

Semiconductors & Semiconductor Equipment 0.89%
Entegris, Inc.	862,159	22,882

See Notes to Financial Statements.	85

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Software 2.88%
FireEye, Inc.*	2,577,713	$47,662
Ultimate Software Group, Inc. (The)*	99,700	26,583
Total		74,245

Specialty Retail 3.55%
Advance Auto Parts, Inc.	173,544	27,725
Burlington Stores, Inc.*	200,261	34,343
Foot Locker, Inc.	627,570	29,584
Total		91,652

Textiles, Apparel & Luxury Goods 2.42%
Steven Madden Ltd.	794,830	24,854
Wolverine World Wide, Inc.	1,067,246	37,535
Total		62,389

Water Utilities 1.86%
American Water Works Co., Inc.	541,071	47,901
Total Common Stocks (cost $2,099,661,244)		2,547,864
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.70%

Repurchase Agreement

Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $44,555,000 of U.S. Treasury Note at 2.75% due 8/15/2021; value: $44,639,387; proceeds: $43,765,136 (cost $43,763,616)	$43,764	$43,764
Total Investments in Securities 100.40% (cost $2,143,424,860)		2,591,628
Liabilities in Excess of Other Assets (0.40)%		(10,342)
Net Assets 100.00%		$2,581,286

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$2,547,864	$–	$–	$2,547,864
Short-Term Investments
Repurchase Agreement	–	43,764	–	43,764
Total	$2,547,864	$43,764	$–	$2,591,628

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

86	See Notes to Financial Statements.

This page is intentionally left blank.

87

Statements of Assets and Liabilities

October 31, 2018

	Alpha Strategy Fund	Fundamental Equity Fund	Global Equity Research Fund
ASSETS:
Investments in securities, at cost	$613,260	$1,841,886,085	$6,561,617
Investments in Underlying Funds, at cost	958,221,420	–	–
Investments in securities, at value	$613,260	$2,195,009,722	$6,436,964
Investments in Underlying Funds, at value	1,013,068,463	–	–
Cash	–	–	251,631
Foreign cash, at value (cost $0, $0, $4,238, $0, $0 and $8,789,499, respectively)	–	–	4,182
Receivables:
Investment securities sold	–	–	5,428
Capital shares sold	362,312	374,875	12,823
Interest and dividends	21	2,428,367	7,790
From advisor (See Note 3)	–	–	31,083
Investments in Underlying Funds sold	768,113	–	–
Prepaid expenses and other assets	50,651	79,322	23,694
Total assets	1,014,862,820	2,197,892,286	6,773,595
LIABILITIES:
Payables:
Investments in Securities purchased	–	–	80,991
Capital shares reacquired	1,468,000	5,704,618	12,823
Management fee	–	1,039,191	2,554
12b-1 distribution plan	327,556	766,144	1,586
Trustees’ fees	163,333	737,678	189
Fund administration	35,974	76,680	227
Offering costs	–	–	14,707
Accrued expenses	259,450	540,810	50,320
Total liabilities	2,254,313	8,865,121	163,397
NET ASSETS	$1,012,608,507	$2,189,027,165	$6,610,198
COMPOSITION OF NET ASSETS:
Paid-in capital	$849,331,985	$1,676,362,849	$6,443,436
Total distributable earnings (loss)	163,276,522	512,664,316	166,762
Net Assets	$1,012,608,507	$2,189,027,165	$6,610,198

88	See Notes to Financial Statements.

Global Select Equity Fund	Growth Leaders Fund	International Equity Fund

$2,292,524	$3,404,014,172	$581,598,091
–	–	–
$2,167,644	$3,602,910,061	$556,597,002
–	–	–
23,073	–	–

–	–	8,601,867

10,822	214,489,261	1,629,066
–	10,934,706	127,272
2,077	389,832	1,831,971
20,964	116,164	23,072
–	–	–
55,378	87,041	41,965
2,279,958	3,828,927,065	568,852,215

27,518	202,913,869	6,912,194
–	7,027,875	276,424
1,118	1,692,985	345,568
242	970,706	47,268
9	197,902	137,450
75	128,644	19,747
73,300	–	–
43,402	459,397	310,194
145,664	213,391,378	8,048,845
$2,134,294	$3,615,535,687	$560,803,370

$2,254,187	$2,862,760,204	$579,646,175
(119,893)	752,775,483	(18,842,805)
$2,134,294	$3,615,535,687	$560,803,370

See Notes to Financial Statements.	89

Statements of Assets and Liabilities (continued)

October 31, 2018

	Alpha Strategy Fund	Fundamental Equity Fund	Global Equity Research Fund
Net assets by class:
Class A Shares	$508,472,086	$1,446,816,440	$3,124,083
Class C Shares	$140,681,291	$232,936,882	$698,927
Class F Shares	$204,244,972	$247,704,204	$1,203,239
Class F3 Shares	$33,676,691	$20,269,806	$11,298
Class I Shares	$87,440,962	$92,507,980	$1,136,931
Class P Shares	–	$5,648,050	–
Class R2 Shares	$2,530,858	$3,587,130	$11,478
Class R3 Shares	$28,600,959	$116,719,000	$164,614
Class R4 Shares	$3,235,758	$5,163,667	$11,550
Class R5 Shares	$105,876	$810,399	$11,602
Class R6 Shares	$3,619,054	$16,863,607	$236,476
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	19,100,891	114,452,412	285,936
Class C Shares	6,271,511	20,761,605	64,642
Class F Shares	7,620,776	19,785,424	109,960
Class F3 Shares	1,232,455	1,586,219	1,031
Class I Shares	3,204,492	7,265,586	103,806
Class P Shares	–	455,563	–
Class R2 Shares	98,665	290,951	1,054
Class R3 Shares	1,105,859	9,410,436	15,097
Class R4 Shares	121,756	410,484	1,057
Class R5 Shares	3,878	63,625	1,059.24
Class R6 Shares	132,415	1,318,949	21,578
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$26.62	$12.64	$10.93
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$28.24	$13.41	$11.60
Class C Shares-Net asset value	$22.43	$11.22	$10.81
Class F Shares-Net asset value	$26.80	$12.52	$10.94
Class F3 Shares-Net asset value	$27.32	$12.78	$10.96
Class I Shares-Net asset value	$27.29	$12.73	$10.95
Class P Shares-Net asset value	–	$12.40	–
Class R2 Shares-Net asset value	$25.65	$12.33	$10.89
Class R3 Shares-Net asset value	$25.86	$12.40	$10.90
Class R4 Shares-Net asset value	$26.58	$12.58	$10.93
Class R5 Shares-Net asset value	$27.30	$12.74	$10.95
Class R6 Shares-Net asset value	$27.33	$12.79	$10.96

90	See Notes to Financial Statements.

Global Select Equity Fund	Growth Leaders Fund	International Equity Fund

$476,258	$900,405,492	$194,359,673
$103,955	$595,343,910	$12,821,151
$473,730	$1,315,881,242	$58,346,782
$473,863	$44,378,854	$5,083,389
$104,220	$702,389,325	$277,140,871
–	–	$39,769
–	$1,331,724	$374,757
$9,462	$15,205,915	$8,953,776
$9,469	$6,344,646	$947,625
$9,475	$8,597,799	$69,002
$473,862	$25,656,780	$2,666,575

33,534	30,196,448	15,959,996
7,333	21,155,972	1,066,952
33,333	43,555,222	4,814,076
33,333	1,457,345	412,489
7,333	23,128,540	22,530,588
–	–	3,267
–	45,129	30,885
667	516,674	747,481
667	212,731	78,100
667	283,024	5,630
33,333	842,541	216,477

$14.20	$29.82	$12.18

$15.07	$31.64	$12.92
$14.18	$28.14	$12.02
$14.21	$30.21	$12.12
$14.22	$30.45	$12.32
$14.21	$30.37	$12.30
–	–	$12.17
–	$29.51	$12.13
$14.19	$29.43	$11.98
$14.20	$29.82	$12.13
$14.21	$30.38	$12.26
$14.22	$30.45	$12.32

See Notes to Financial Statements.	91

Statements of Assets and Liabilities (concluded)

October 31, 2018

	International Opportunities Fund	International Value Fund	Value Opportunities Fund
ASSETS:
Investments in securities, at cost	$877,734,660	$753,577,462	$2,143,424,860
Investments in Underlying Funds, at cost	–	–	–
Investments in securities, at fair value	$773,366,608	$734,476,979	$2,591,627,553
Cash	1,927,229	–	–
Foreign cash, at value (cost $22,273,808, $5,819,564 and $0, respectively)	21,898,871	5,775,804	–
Receivables:
Investment securities sold	1,409,850	3,183,169	–
Capital shares sold	1,550,499	272,122	2,196,911
Interest and dividends	1,816,783	3,362,387	1,456,623
From advisor (See Note 3)	–	17,945	–
Prepaid expenses and other assets	73,931	55,248	136,602
Total assets	802,043,771	747,143,654	2,595,417,689
LIABILITIES:
Payables:
Investment securities purchased	7,485,793	6,836,194	5,883,538
Capital shares reacquired	3,400,573	798,472	4,766,824
Management fee	534,927	455,751	1,680,709
12b-1 distribution plan	147,454	129,263	671,840
Trustees’ fees	88,691	209,590	435,322
Fund administration	28,529	26,043	95,588
Accrued expenses	240,613	470,881	597,435
Total liabilities	11,926,580	8,926,194	14,131,256
NET ASSETS	$790,117,191	$738,217,460	$2,581,286,433
COMPOSITION OF NET ASSETS:
Paid-in capital	$823,865,934	$1,156,188,514	$1,908,482,893
Total distributable earnings (loss)	(33,748,743)	(417,971,054)	672,803,540
Net Assets	$790,117,191	$738,217,460	$2,581,286,433

92	See Notes to Financial Statements.

	International Opportunities Fund	International Value Fund	Value Opportunities Fund

Net assets by class:
Class A Shares	$172,940,189	$290,289,241	$922,812,764
Class C Shares	$33,873,520	$45,888,004	$225,550,738
Class F Shares	$206,400,234	$54,166,973	$390,627,299
Class F3 Shares	$22,157,670	$26,911,488	$331,176,481
Class I Shares	$235,952,452	$310,983,999	$450,720,477
Class P Shares	$132,038	–	$25,500,788
Class R2 Shares	$3,476,119	$369,105	$7,338,921
Class R3 Shares	$35,676,889	$7,801,026	$77,440,030
Class R4 Shares	$5,605,612	$40,134	$54,407,955
Class R5 Shares	$39,621,383	$9,723	$1,927,010
Class R6 Shares	$34,281,085	$1,757,767	$93,783,970
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	10,266,748	43,130,593	47,323,565
Class C Shares	2,169,712	6,878,327	13,020,795
Class F Shares	12,358,681	8,016,902	19,613,321
Class F3 Shares	1,274,619	3,976,207	16,249,374
Class I Shares	13,619,208	45,911,921	22,213,604
Class P Shares	7,686	–	1,333,364
Class R2 Shares	210,136	53,638	392,006
Class R3 Shares	2,158,870	1,146,880	4,093,726
Class R4 Shares	333,855	5,972	2,794,017
Class R5 Shares	2,287,522	1,438	94,907
Class R6 Shares	1,971,829	259,637	4,603,941
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.84	$6.73	$19.50
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.87	$7.14	$20.69
Class C Shares-Net asset value	$15.61	$6.67	$17.32
Class F Shares-Net asset value	$16.70	$6.76	$19.92
Class F3 Shares-Net asset value	$17.38	$6.77	$20.38
Class I Shares-Net asset value	$17.32	$6.77	$20.29
Class P Shares-Net asset value	$17.18	–	$19.13
Class R2 Shares-Net asset value	$16.54	$6.88	$18.72
Class R3 Shares-Net asset value	$16.53	$6.80	$18.92
Class R4 Shares-Net asset value	$16.79	$6.72	$19.47
Class R5 Shares-Net asset value	$17.32	$6.76	$20.30
Class R6 Shares-Net asset value	$17.39	$6.77	$20.37

See Notes to Financial Statements.	93

Statements of Operations

For the Year Ended October 31, 2018

	Alpha Strategy Fund	Fundamental Equity Fund	Global Equity Research Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $668,250, $5,088, $476, $0 and $1,746,164, respectively)	$2,934,648	$53,610,972	$99,817
Interest and other	5,245	355,367	674
Total investment income	2,939,893	53,966,339	100,491
Expenses:
Management fee	1,124,560	13,306,160	31,529
12b-1 distribution plan-Class A	1,322,040	3,806,956	6,256
12b-1 distribution plan-Class B	3,562	9,858	–
12b-1 distribution plan-Class C	1,915,922	3,540,932	5,593
12b-1 distribution plan-Class F	225,002	275,128	1,274
12b-1 distribution plan-Class P	–	29,977	–
12b-1 distribution plan-Class R2	16,964	37,071	73
12b-1 distribution plan-Class R3	159,017	668,968	80
12b-1 distribution plan-Class R4	7,102	12,307	30
12b-1 distribution plan-Class T	–	–	–
Shareholder servicing	1,046,242	2,606,676	2,953
Fund administration	449,824	988,493	2,294
Registration	149,387	161,740	123,479
Reports to shareholders	120,715	181,487	9,522
Custody	18,488	21,591	33,800
Professional	48,102	72,988	52,401
Trustees’ fees	29,903	66,612	182
Offering costs	–	–	7,886
Other	23,460	111,607	11,775
Gross expenses	6,660,290	25,898,551	289,127
Expense reductions (See Note 9)	(20,551)	(45,154)	(109)
Fees waived and expenses reimbursed (See Note 3)	(1,124,560)	–	(235,037)
Net expenses	5,515,179	25,853,397	53,981
Net investment income (loss)	(2,575,286)	28,112,942	46,510
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	78,619,679	–	–
Net realized gain on investments in Underlying Funds	42,939,479	–	–
Net realized gain (loss) on investments	–	166,070,044	261,253
Net realized loss on foreign currency exchange contracts	–	–	(8,968)
Net realized gain (loss) on written options	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	–	(1,959)
Net change in unrealized appreciation/depreciation on investments	–	(133,647,835)	(456,479)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(80,009,872)	–	–
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	–	–	11,076
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	(333)
Net realized and unrealized gain (loss)	41,549,286	32,422,209	(195,410)
Net Increase (Decrease) in Net Assets Resulting From Operations	$38,974,000	$60,535,151	$(148,900)
*	For the period July 30, 2018 (commencement of operations) to October 31, 2018.

94	See Notes to Financial Statements.

Global Select Equity Fund *	Growth Leaders Fund	International Equity Fund

$10,982	$15,013,683	$16,849,324
76	495,997	116,087
11,058	15,509,680	16,965,411

3,217	18,622,927	4,665,501
232	2,167,945	579,325
–	1,572	1,891
278	5,882,756	211,043
127	1,174,006	67,022
–	–	262
–	9,602	3,440
13	73,214	55,341
6	15,505	2,064
–	21	–
537	2,338,100	531,183
214	1,409,834	266,600
10	221,728	155,112
1,500	290,216	85,751
2,000	47,199	172,433
37,222	64,181	111,861
12	88,906	17,845
18,676	–	–
5,126	102,494	82,931
69,170	32,510,206	7,009,605
(7)	(56,163)	(6,563)
(64,623)	(1,174,428)	(422,109)
4,540	31,279,615	6,580,933
6,518	(15,769,935)	10,384,478

–	–	–

–	–	–
(3,267)	575,041,475	6,968,578

–	–	(2,509,846)
–	–	–

(21)	–	1,478,639

(124,880)	(276,161,128)	(99,825,064)

–	–	–

–	–	1,726,452

–	–	(184,033)
(128,168)	298,880,347	(92,345,274)

$(121,650)	$283,110,412	$(81,960,796)

See Notes to Financial Statements.	95

Statements of Operations (concluded)

For the Year Ended October 31, 2018

	International Opportunities Fund	International Value Fund	Value Opportunities Fund
Investment income:
Dividends (net of foreign withholding taxes of $2,037,859, $2,855,471 and $71,733, respectively)	$17,736,742	$36,127,266	$35,662,504
Interest and other	205,091	98,907	247,185
Total investment income	17,941,833	36,226,173	35,909,689
Expenses:
Management fee	6,962,177	6,468,702	21,446,333
12b-1 distribution plan-Class A	532,627	872,668	2,500,819
12b-1 distribution plan-Class B	1,141	–	6,094
12b-1 distribution plan-Class C	466,130	605,180	2,893,613
12b-1 distribution plan-Class F	286,207	72,036	456,542
12b-1 distribution plan-Class P	940	–	139,028
12b-1 distribution plan-Class R2	29,065	2,698	51,750
12b-1 distribution plan-Class R3	108,015	51,273	425,802
12b-1 distribution plan-Class R4	13,289	86	151,741
12b-1 distribution plan-Class T	–	–	19
Shareholder servicing	785,500	651,715	2,483,983
Fund administration	371,369	370,107	1,227,467
Registration	213,906	136,415	257,556
Reports to shareholders	114,684	83,078	438,483
Custody	143,038	263,734	34,833
Professional	84,128	116,878	66,660
Trustees’ fees	24,347	25,464	81,879
Other	88,684	106,753	108,151
Gross expenses	10,225,247	9,826,787	32,770,753
Expense reductions (See Note 9)	(12,955)	(10,177)	(44,948)
Fees waived and expenses reimbursed (See Note 3)	–	(463,613)	–
Net expenses	10,212,292	9,352,997	32,725,805
Net investment income	7,729,541	26,873,176	3,183,884
Net realized and unrealized gain (loss):
Net realized gain on investments	67,502,215	44,031,682	280,425,928
Net realized loss on foreign currency exchange contracts	(1,804,355)	(1,785,275)	–
Net realized loss on purchased option	(2,065,000)	–	–
Net realized gain on written options	1,064,000	–	–
Net realized gain (loss) on foreign currency related transactions	85,406	(1,726,737)	–
Net change in unrealized appreciation/depreciation on investments	(232,980,427)	(133,852,100)	(268,814,305)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	2,114,700	1,911,748	–
Net change in unrealized appreciation/depreciation on options	(992,421)	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(427,076)	(80,306)	–
Net realized and unrealized gain (loss)	(167,502,958)	(91,500,988)	11,611,623
Net Increase (Decrease) in Net Assets Resulting From Operations	$(159,773,417)	$(64,627,812)	$14,795,507

96	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$(2,575,286)	$(3,479,487)
Capital gain distributions received from Underlying Funds	78,619,679	57,871,335
Net realized gain (loss) on investments, forward currency exchange contracts and foreign currency related transactions	–	–
Net realized gain on investments in Underlying Funds	42,939,479	73,204,166
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(80,009,872)	118,138,740
Net change in unrealized appreciation/depreciation on investments, forward currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	–	–
Net increase (decrease) in net assets resulting from operations	38,974,000	245,734,754
Distributions to shareholders:(1)
Class A	(54,348,075)	(55,318,828)
Class B	(139,024)	(508,140)
Class C	(27,631,213)	(32,030,506)
Class F	(24,159,500)	(26,130,404)
Class F3	(3,752,805)	–
Class I	(10,054,757)	(7,340,823)
Class P	–	–
Class R2	(330,799)	(298,197)
Class R3	(3,558,134)	(3,825,073)
Class R4	(230,724)	(40,486)
Class R5	(9,146)	(1,052)
Class R6	(425,823)	(80,661)
Total distributions to shareholders	(124,640,000)	(125,574,170)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	170,851,508	290,270,982
Reinvestment of distributions	107,898,519	107,106,054
Cost of shares reacquired	(310,966,084)	(501,332,811)
Net increase (decrease) in net assets resulting from capital share transactions	(32,216,057)	(103,955,775)
Net increase (decrease) in net assets	(117,882,057)	16,204,809
NET ASSETS:
Beginning of year	$1,130,490,564	$1,114,285,755
End of year	$1,012,608,507	$1,130,490,564
Undistributed (distributions in excess of) net investment income(2)	$–	$–

*	For the period January 17, 2017 (commencement of operations) to October 31, 2018.
(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended October 31, 2017, the source of distributions was as follows:
	–	For Alpha Strategy Fund, the above dollar amounts represents net realized gain.
	–	Fundamental Equity Fund net investment income - Class A $(25,173,660), Class B $(102,842), Class C $(4,948,705), Class F $(5,204,052), Class I $(2,486,080), Class P $(148,944), Class R2 $(94,171), Class R3 $(2,055,670), Class R4 $(2,106), Class R5 $(2,310) and Class R6 $(7,568).
	–	Fundamental Equity Fund net realized gain - Class A $(60,367,654), Class B $(619,571), Class C $(21,921,733), Class F $(11,296,010), Class I $(5,102,200), Class P $(410,518), Class R2 $(296,884), Class R3 $(5,891,910), Class R4 $(4,500), Class R5 $(4,692) and Class R6 $(15,303).
(2)	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net invesment income in 2018. For the year ended October 31, 2017, the undistributed (distributions in excess of) net investment income was as follows:
	–	Alpha Strategy Fund $(4,301,162), Fundamental Equity Fund $24,990,451 and Global Equity Research Fund $38,219.

98	See Notes to Financial Statements.

Fundamental Equity Fund		Global Equity Research Fund
For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Period Ended October 31, 2017	*

$28,112,942	$32,527,794	$46,510	$30,382
–	–	–	–

166,070,044	299,968,704	250,326	200,789
–	–	–	–

–	–	–	–

(133,647,835)	119,354,814	(445,736)	320,916

60,535,151	451,851,312	(148,900)	552,087

(178,541,424)	(85,541,314)	(91,803)	–
(436,747)	(722,413)	–	–
(52,320,308)	(26,870,438)	(18,120)	–
(33,358,921)	(16,500,062)	(66,057)	–
(2,397,983)	–	(644)	–
(18,278,709)	(7,588,280)	(64,739)	–
(807,264)	(559,462)	–	–
(920,198)	(391,055)	(599)	–
(16,621,041)	(7,947,580)	(609)	–
(504,705)	(6,606)	(635)	–
(123,158)	(7,002)	(660)	–
(750,508)	(22,871)	(662)	–
(305,060,966)	(146,157,083)	(244,528)	–

202,750,220	382,748,155	2,764,198	3,850,124
280,805,394	133,850,011	244,327	–
(708,459,101)	(1,000,946,753)	(392,058)	(15,052)

(224,903,487)	(484,348,587)	2,616,467	3,835,072
(469,429,302)	(178,654,358)	2,223,039	4,387,159

$2,658,456,467	$2,837,110,825	$4,387,159	$–
$2,189,027,165	$2,658,456,467	$6,610,198	$4,387,159

$–	$–	$–	$–

See Notes to Financial Statements.	99

Statements of Changes in Net Assets (continued)

Global Select Equity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Period Ended October 31, 2018*
Operations:
Net investment income (loss)	$6,518
Net realized gain (loss) on investments, forward currency exchange contracts and foreign currency related transactions	(3,288)
Net change in unrealized appreciation/depreciation on investments, forward currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(124,880)
Net increase (decrease) in net assets resulting from operations	(121,650)
Distributions to shareholders:(1)
Class A	–
Class B	–
Class C	–
Class F	–
Class F3	–
Class I	–
Class P	–
Class R2	–
Class R3	–
Class R4	–
Class R5	–
Class R6	–
Total distributions to shareholders	–
Capital share transactions (See Note 15):
Net proceeds from sales of shares	2,255,944
Reinvestment of distributions	–
Cost of shares reacquired	–
Net increase in net assets resulting from capital share transactions	2,255,944
Net increase (decrease) in net assets	2,134,294
NET ASSETS:
Beginning of year	$–
End of year	$2,134,294
Undistributed (distributions in excess of) net investment income(2)	$–

*	For the period July 30, 2018 (commencement of operations) to October 31, 2018.
(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended October 31, 2017, the source of distributions was as follows:
	–	For International Equity Fund the above amounts represents net investment income.
(2)	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net invesment income in 2018. For the year ended October 31, 2017, the undistributed (distributions in excess of) net investment income was as follows:
	–	Growth Leaders Fund $(412,108) and International Equity Fund $11,556,194.

100	See Notes to Financial Statements.

Growth Leaders Fund		International Equity Fund
For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

$(15,769,935)	$(6,976,443)	$10,384,478	$9,552,015

575,041,475	264,255,911	5,937,371	42,742,534

(276,161,128)	337,975,396	(98,282,645)	58,903,800

283,110,412	595,254,864	(81,960,796)	111,198,349

(47,438,304)	–	(4,679,235)	(5,326,381)
(38,213)	–	–	(31,492)
(34,566,934)	–	(313,590)	(420,035)
(60,807,764)	–	(1,317,661)	(1,455,989)
(1,206,692)	–	(129,945)	–
(45,292,112)	–	(6,383,141)	(3,938,350)
(115,744)	–	(1,601)	(1,887)
(849,982)	–	(10,881)	(9,725)
(312,085)	–	(218,531)	(294,578)
(359,518)	–	(13,032)	(206)
(1,316,788)	–	(1,577)	(227)
(676)	–	(68,783)	(270,198)
(192,304,812)	–	(13,137,977)	(11,749,068)

1,741,339,885	990,493,367	175,186,568	233,755,451
175,226,655	–	12,682,291	11,216,988
(1,141,714,475)	(955,261,897)	(179,204,294)	(244,826,099)

774,852,065	35,231,470	8,664,565	146,340
865,657,665	630,486,334	(86,434,208)	99,595,621

$2,749,878,022	$2,119,391,688	$647,237,578	$547,641,957
$3,615,535,687	$2,749,878,022	$560,803,370	$647,237,578
$–	$–	$–	$–

See Notes to Financial Statements.	101

Statements of Changes in Net Assets (concluded)

	International Opportunities Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income	$7,729,541	$3,567,762
Net realized gain (loss) on investments, options written, forward currency exchange contracts and foreign currency related transactions	64,782,266	60,370,944
Net change in unrealized appreciation/depreciation on investments, options written, forward currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(232,285,224)	97,767,153
Net increase (decrease) in net assets resulting from operations	(159,773,417)	161,705,859
Distributions to shareholders:(1)
Class A	(8,565,992)	(1,014,524)
Class B	(12,436)	–
Class C	(1,768,236)	–
Class F	(11,528,641)	(725,717)
Class F3	(866,529)	–
Class I	(12,449,194)	(2,470,038)
Class P	(9,228)	(1,121)
Class R2	(214,547)	(15,577)
Class R3	(423,380)	(108,350)
Class R4	(171,692)	(16,612)
Class R5	(183,657)	(26,598)
Class R6	(782,855)	(22,874)
Class T	–	–
Total distributions to shareholders	(36,976,387)	(4,401,411)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	541,256,876	364,531,156
Reinvestment of distributions	32,872,435	4,117,627
Cost of shares reacquired	(389,554,615)	(288,977,464)
Net increase (decrease) in net assets resulting from capital share transactions	184,574,696	79,671,319
Net increase (decrease) in net assets	(12,175,108)	236,975,767
NET ASSETS:
Beginning of year	$802,292,299	$565,316,532
End of year	$790,117,191	$802,292,299
Undistributed (distributions in excess of) net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended October 31, 2017, the source of distributions was as follows:
	–	For International Opportunities Fund and International Value Fund the above amounts represents net investment income.
	–	Value Opportunities Fund net investment income - Class F $(744,559), Class I $(875,266), Class R4 $(2,857), Class R5 $(83,687) and Class R6 (122,483),
	–	Value Opportunities Fund net realized gain - Class A $(57,219,828), Class B $(455,599), Class C $(21,417,677), Class F $(39,955,662), Class I $(26,858,098), Class P $(2,180,705), Class R2 $(381,708), Class R3 $(6,001,389), Class R4 $(194,885), Class R5 $(2,454,897) and Class R6 $(3,441,365).
(2)	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net invesment income in 2018. For the year ended October 31, 2017, the undistributed (distributions in excess of) net investment income was as follows:
	–	International Opportunities Fund $4,820,742, International Value Fund $1,639,859 and Value Opportunities Fund $1,574,608.

102	See Notes to Financial Statements.

International Value Fund		Value Opportunities Fund
For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

$26,873,176	$37,820,851	$3,183,884	$3,803,259

40,519,670	(7,563,152)	280,425,928	189,398,531

(132,020,658)	156,683,599	(268,814,305)	246,055,550

(64,627,812)	186,941,298	14,795,507	439,257,340

(10,362,740)	(12,788,289)	(61,341,762)	(57,219,828)
–	–	(137,223)	(455,599)
(1,299,566)	(1,956,948)	(22,036,489)	(21,417,677)
(2,216,676)	(4,070,409)	(28,310,534)	(40,700,221)
(990,322)	(2,726)	(19,249,715)	–
(12,464,654)	(19,812,921)	(42,850,788)	(27,733,364)
–	–	(2,002,032)	(2,180,705)
(10,976)	(20,037)	(574,421)	(381,708)
(252,604)	(402,876)	(5,401,401)	(6,001,389)
(1,016)	(777)	(3,832,619)	(197,742)
(350)	(359)	(302,820)	(2,538,584)
(71,153)	(76,135)	(6,233,868)	(3,563,848)
–	–	(637)	–
(27,670,057)	(39,131,477)	(192,274,309)	(162,390,665)

136,932,956	169,320,262	783,147,767	1,474,040,599
26,450,831	37,490,989	182,370,843	152,980,526
(378,504,562)	(650,587,021)	(1,397,013,291)	(1,388,276,457)

(215,120,775)	(443,775,770)	(431,494,681)	238,744,668
(307,418,644)	(295,965,949)	(608,973,483)	515,611,343

$1,045,636,104	$1,341,602,053	$3,190,259,916	$2,674,648,573
$738,217,460	$1,045,636,104	$2,581,286,433	$3,190,259,916

$–	$–	$–	$–

See Notes to Financial Statements.	103

Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$28.92	$(0.05)	$0.93	$0.88	$ –	$(3.18)	$(3.18)
10/31/2017	25.94	(0.05)	5.96	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.03)	0.19	0.16	(0.19)	(3.82)	(4.01)
10/31/2015	32.40	0.02	0.78	0.80	(0.48)	(2.93)	(3.41)
10/31/2014	32.63	0.02	2.16	2.18	(1.29)	(1.12)	(2.41)
Class C
10/31/2018	25.03	(0.21)	0.79	0.58	–	(3.18)	(3.18)
10/31/2017	22.96	(0.21)	5.21	5.00	–	(2.93)	(2.93)
10/31/2016	26.83	(0.19)	0.14	(0.05)	–	(3.82)	(3.82)
10/31/2015	29.51	(0.19)	0.71	0.52	(0.27)	(2.93)	(3.20)
10/31/2014	29.95	(0.20)	1.98	1.78	(1.10)	(1.12)	(2.22)
Class F
10/31/2018	29.06	– (g)	0.92	0.92	–	(3.18)	(3.18)
10/31/2017	26.01	(0.02)	6.00	5.98	–	(2.93)	(2.93)
10/31/2016	29.87	0.02	0.17	0.19	(0.23)	(3.82)	(4.05)
10/31/2015	32.49	0.07	0.78	0.85	(0.54)	(2.93)	(3.47)
10/31/2014	32.71	0.06	2.17	2.23	(1.33)	(1.12)	(2.45)
Class F3
10/31/2018	29.52	0.05	0.93	0.98	–	(3.18)	(3.18)
4/4/2017 to 10/31/2017(c)	26.15	(0.01)	3.38	3.37	–	–	–
Class I
10/31/2018	29.50	0.02	0.95	0.97	–	(3.18)	(3.18)
10/31/2017	26.34	0.02	6.07	6.09	–	(2.93)	(2.93)
10/31/2016	30.20	0.02	0.20	0.22	(0.26)	(3.82)	(4.08)
10/31/2015	32.81	0.11	0.78	0.89	(0.57)	(2.93)	(3.50)
10/31/2014	33.01	0.10	2.18	2.28	(1.36)	(1.12)	(2.48)
Class R2
10/31/2018	28.07	(0.13)	0.89	0.76	–	(3.18)	(3.18)
10/31/2017	25.34	(0.14)	5.80	5.66	–	(2.93)	(2.93)
10/31/2016	29.16	(0.11)	0.18	0.07	(0.07)	(3.82)	(3.89)
10/31/2015	31.81	(0.07)	0.75	0.68	(0.40)	(2.93)	(3.33)
10/31/2014	32.07	(0.09)	2.13	2.04	(1.18)	(1.12)	(2.30)

104	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$26.62	3.11		0.42		0.52		(0.17)		$508,472	8
28.92	24.55		0.41		0.54		(0.19)		510,601	6
25.94	0.91		0.27		0.55		(0.10)		507,241	13
29.79	2.54		0.25		0.53		0.08		580,945	8
32.40	6.89		0.25		0.53		0.07		586,429	5

22.43	2.31		1.17		1.27		(0.87)		140,681	8
25.03	23.69		1.16		1.29		(0.92)		224,568	6
22.96	0.12		1.02		1.30		(0.84)		265,906	13
26.83	1.76		1.00		1.28		(0.67)		314,946	8
29.51	6.09		1.00		1.27		(0.68)		318,668	5

26.80	3.25		0.27		0.37		(0.01)		204,245	8
29.06	24.78		0.27		0.39		(0.06)		247,908	6
26.01	1.05		0.12		0.40		0.06		230,558	13
29.87	2.68		0.10		0.38		0.23		271,865	8
32.49	7.05		0.10		0.38		0.20		267,679	5

27.32	3.42		0.09		0.19		0.17		33,677	8
29.52	12.89	(d)	0.09	(e)	0.19	(e)	(0.08	)(e)	34,672	6

27.29	3.38		0.17		0.27		0.08		87,441	8
29.50	24.90		0.16		0.30		0.06		69,232	6
26.34	1.15		0.02		0.30		0.09		67,982	13
30.20	2.78		0.00		0.28		0.36		43,135	8
32.81	7.14		0.00		0.28		0.31		52,339	5

25.65	2.75		0.77		0.87		(0.49)		2,531	8
28.07	24.11		0.76		0.89		(0.55)		3,064	6
25.34	0.57		0.62		0.90		(0.45)		2,704	13
29.16	2.16		0.60		0.88		(0.22)		2,704	8
31.81	6.55		0.60		0.88		(0.30)		3,479	5

See Notes to Financial Statements.	105

Financial Highlights (continued)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2018	$28.25	$(0.11)	$0.90	$0.79	$ –	$(3.18)	$(3.18)
10/31/2017	25.46	(0.11)	5.83	5.72	–	(2.93)	(2.93)
10/31/2016	29.30	(0.09)	0.19	0.10	(0.12)	(3.82)	(3.94)
10/31/2015	31.93	(0.05)	0.76	0.71	(0.41)	(2.93)	(3.34)
10/31/2014	32.18	(0.05)	2.13	2.08	(1.21)	(1.12)	(2.33)
Class R4
10/31/2018	28.88	(0.06)	0.94	0.88	–	(3.18)	(3.18)
10/31/2017	25.90	(0.09)	6.00	5.91	–	(2.93)	(2.93)
10/31/2016	29.79	(0.07)	0.23	0.16	(0.23)	(3.82)	(4.05)
6/30/2015 to 10/31/2015(f)	31.87	(0.03)	(2.05)	(2.08)	–	–	–
Class R5
10/31/2018	29.52	0.02	0.94	0.96	–	(3.18)	(3.18)
10/31/2017	26.35	(0.04)	6.14	6.10	–	(2.93)	(2.93)
10/31/2016	30.20	0.04	0.19	0.23	(0.26)	(3.82)	(4.08)
6/30/2015 to 10/31/2015(f)	32.28	– (g)	(2.08)	(2.08)	–	–	–
Class R6
10/31/2018	29.52	0.05	0.94	0.99	–	(3.18)	(3.18)
10/31/2017	26.34	(0.01)	6.12	6.11	–	(2.93)	(2.93)
10/31/2016	30.20	– (g)	0.23	0.23	(0.27)	(3.82)	(4.09)
6/30/2015 to 10/31/2015(f)	32.28	– (g)	(2.08)	(2.08)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Amount less than $0.01.

106	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$25.86	2.84		0.67		0.77		(0.40)		$28,601	8
28.25	24.24		0.65		0.79		(0.43)		33,190	6
25.46	0.68		0.52		0.80		(0.35)		34,223	13
29.30	2.28		0.50		0.78		(0.17)		36,656	8
31.93	6.62		0.50		0.78		(0.15)		36,695	5

26.58	3.12		0.42		0.52		(0.22)		3,236	8
28.88	24.60		0.42		0.53		(0.34)		1,998	6
25.90	0.91		0.28		0.55		(0.27)		278	13
29.79	(6.53	)(d)	0.25	(e)	0.53	(e)	(0.25	)(e)	9	8

27.30	3.34		0.17		0.27		0.06		106	8
29.52	24.93		0.18		0.28		(0.13)		84	6
26.35	1.19		–		0.30		0.16		9	13
30.20	(6.44	)(d)	0.00	(e)	0.28	(e)	0.00	(e)	9	8

27.33	3.45		0.09		0.19		0.17		3,619	8
29.52	24.98		0.09		0.19		1.34		3,855	6
26.34	1.17		0.03		0.17		(0.01)		675	13
30.20	(6.44	)(d)	0.00	(e)	0.12	(e)	0.03	(e)	9	8

See Notes to Financial Statements.	107

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$13.99	$ 0.16	$0.10	$0.26	$(0.18)	$(1.43)	$(1.61)
10/31/2017	12.54	0.17	1.94	2.11	(0.19)	(0.47)	(0.66)
10/31/2016	13.32	0.19	0.34	0.53	(0.17)	(1.14)	(1.31)
10/31/2015	16.00	0.15	0.04	0.19	(0.10)	(2.77)	(2.87)
10/31/2014	16.83	0.07	1.67	1.74	(0.04)	(2.53)	(2.57)
Class C
10/31/2018	12.58	0.06	0.08	0.14	(0.07)	(1.43)	(1.50)
10/31/2017	11.33	0.07	1.76	1.83	(0.11)	(0.47)	(0.58)
10/31/2016	12.14	0.09	0.31	0.40	(0.07)	(1.14)	(1.21)
10/31/2015	14.83	0.04	0.04	0.08	– (c)	(2.77)	(2.77)
10/31/2014	15.83	(0.03)	1.56	1.53	–	(2.53)	(2.53)
Class F
10/31/2018	13.87	0.18	0.10	0.28	(0.20)	(1.43)	(1.63)
10/31/2017	12.44	0.19	1.93	2.12	(0.22)	(0.47)	(0.69)
10/31/2016	13.23	0.21	0.33	0.54	(0.19)	(1.14)	(1.33)
10/31/2015	15.93	0.17	0.05	0.22	(0.15)	(2.77)	(2.92)
10/31/2014	16.77	0.10	1.67	1.77	(0.08)	(2.53)	(2.61)
Class F3
10/31/2018	14.12	0.21	0.09	0.30	(0.21)	(1.43)	(1.64)
4/4/2017 to 10/31/2017(d)	13.24	0.11	0.77	0.88	–	–	–
Class I
10/31/2018	14.09	0.19	0.09	0.28	(0.21)	(1.43)	(1.64)
10/31/2017	12.62	0.21	1.96	2.17	(0.23)	(0.47)	(0.70)
10/31/2016	13.40	0.23	0.34	0.57	(0.21)	(1.14)	(1.35)
10/31/2015	16.11	0.18	0.04	0.22	(0.16)	(2.77)	(2.93)
10/31/2014	16.93	0.12	1.69	1.81	(0.10)	(2.53)	(2.63)
Class P
10/31/2018	13.74	0.13	0.09	0.22	(0.13)	(1.43)	(1.56)
10/31/2017	12.32	0.14	1.92	2.06	(0.17)	(0.47)	(0.64)
10/31/2016	13.10	0.17	0.33	0.50	(0.14)	(1.14)	(1.28)
10/31/2015	15.79	0.12	0.04	0.16	(0.08)	(2.77)	(2.85)
10/31/2014	16.64	0.05	1.65	1.70	(0.02)	(2.53)	(2.55)
Class R2
10/31/2018	13.68	0.11	0.10	0.21	(0.13)	(1.43)	(1.56)
10/31/2017	12.27	0.12	1.91	2.03	(0.15)	(0.47)	(0.62)
10/31/2016	13.05	0.15	0.33	0.48	(0.12)	(1.14)	(1.26)
10/31/2015	15.71	0.10	0.04	0.14	(0.03)	(2.77)	(2.80)
10/31/2014	16.57	0.03	1.64	1.67	– (c)	(2.53)	(2.53)

108	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.64	1.99		0.96		1.22		$1,446,816	92
13.99	17.45		0.96		1.29		1,571,170	96
12.54	4.36		0.98		1.60		1,653,389	135
13.32	1.18		0.97		1.09		2,027,292	149
16.00	11.65		1.05		0.43		2,683,790	113

11.22	1.21		1.71		0.48		232,937	92
12.58	16.63		1.71		0.55		445,017	96
11.33	3.59		1.73		0.85		544,649	135
12.14	0.40		1.72		0.34		713,824	149
14.83	10.90		1.71		(0.22)		986,381	113

12.52	2.17		0.81		1.38		247,704	92
13.87	17.62		0.81		1.43		323,584	96
12.44	4.48		0.83		1.76		304,083	135
13.23	1.35		0.82		1.25		436,263	149
15.93	11.93		0.81		0.68		793,101	113

12.78	2.36		0.62		1.57		20,270	92
14.12	6.65	(e)	0.62	(f)	1.42	(f)	20,497	96

12.73	2.19		0.71		1.48		92,508	92
14.09	17.81		0.72		1.54		120,146	96
12.62	4.64		0.73		1.87		142,316	135
13.40	1.37		0.72		1.36		236,867	149
16.11	12.05		0.71		0.78		449,870	113

12.40	1.77		1.16		1.02		5,648	92
13.74	17.28		1.17		1.11		7,096	96
12.32	4.17		1.18		1.40		10,798	135
13.10	0.94		1.17		0.90		13,733	149
15.79	11.51		1.16		0.32		21,373	113

12.33	1.64		1.31		0.88		3,587	92
13.68	17.07		1.31		0.93		8,062	96
12.27	3.97		1.33		1.25		7,952	135
13.05	0.81		1.33		0.76		10,543	149
15.71	11.33		1.31		0.17		19,744	113

See Notes to Financial Statements.	109

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2018	$13.75	$0.12	$0.10	$0.22	$(0.14)	$(1.43)	$(1.57)
10/31/2017	12.34	0.14	1.90	2.04	(0.16)	(0.47)	(0.63)
10/31/2016	13.12	0.16	0.33	0.49	(0.13)	(1.14)	(1.27)
10/31/2015	15.80	0.11	0.06	0.17	(0.08)	(2.77)	(2.85)
10/31/2014	16.66	0.04	1.65	1.69	(0.02)	(2.53)	(2.55)
Class R4
10/31/2018	13.94	0.16	0.10	0.26	(0.19)	(1.43)	(1.62)
10/31/2017	12.52	0.16	1.95	2.11	(0.22)	(0.47)	(0.69)
10/31/2016	13.32	0.17	0.36	0.53	(0.19)	(1.14)	(1.33)
6/30/2015 to 10/31/2015(g)	13.52	0.05	(0.25)	(0.20)	–	–	–
Class R5
10/31/2018	14.09	0.19	0.10	0.29	(0.21)	(1.43)	(1.64)
10/31/2017	12.63	0.19	1.97	2.16	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.17	0.40	0.57	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(g)	13.60	0.06	(0.25)	(0.19)	–	–	–
Class R6
10/31/2018	14.12	0.21	0.10	0.31	(0.21)	(1.43)	(1.64)
10/31/2017	12.64	0.21	1.97	2.18	(0.23)	(0.47)	(0.70)
10/31/2016	13.41	0.23	0.35	0.58	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(g)	13.60	0.06	(0.25)	(0.19)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

110	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.40	1.66		1.21		0.97		$116,719	92
13.75	17.19		1.21		1.04		147,010	96
12.34	4.09		1.23		1.35		157,626	135
13.12	0.97		1.22		0.84		206,984	149
15.80	11.41		1.21		0.28		304,459	113

12.58	2.00		0.96		1.22		5,164	92
13.94	17.45		0.95		1.19		4,355	96
12.52	4.37		0.95		1.40		121	135
13.32	(1.48	)(e)	0.93	(f)	1.12	(f)	10	149

12.74	2.28		0.71		1.45		810	92
14.09	17.73		0.70		1.40		1,049	96
12.63	4.64		0.68		1.40		125	135
13.41	(1.40	)(e)	0.68	(f)	1.37	(f)	10	149

12.79	2.36		0.62		1.57		16,864	92
14.12	17.97		0.62		1.51		6,440	96
12.64	4.73		0.61		1.88		123	135
13.41	(1.40	)(e)	0.59	(f)	1.46	(f)	10	149

See Notes to Financial Statements.	111

Financial Highlights (continued)

GLOBAL EQUITY RESEARCH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$11.58	$ 0.09	$(0.11)	$(0.02)	$(0.11)	$(0.52)	$(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–
Class C
10/31/2018	11.52	0.01	(0.12)	(0.11)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	(0.02)	1.54	1.52	–	–	–
Class F
10/31/2018	11.60	0.11	(0.12)	(0.01)	(0.13)	(0.52)	(0.65)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.50	1.60	–	–	–
Class F3
10/31/2018	11.61	0.12	(0.11)	0.01	(0.14)	(0.52)	(0.66)
4/4/2017 to 10/31/2017(f)	10.28	0.07	1.26	1.33	–	–	–
Class I
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R2
10/31/2018	11.55	0.05	(0.12)	(0.07)	(0.07)	(0.52)	(0.59)
1/17/2017 to 10/31/2017(c)	10.00	0.05	1.50	1.55	–	–	–
Class R3
10/31/2018	11.56	0.03	(0.09)	(0.06)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	0.06	1.50	1.56	–	–	–
Class R4
10/31/2018	11.58	0.10	(0.12)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–
Class R5
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R6
10/31/2018	11.61	0.13	(0.12)	0.01	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.11	1.50	1.61	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on January 17, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

112	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.93	(0.22)		0.95		5.07		0.79		$3,124	108
11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.96	(e)	1,667	140

10.81	(1.07)		1.70		5.76		0.07		699	108
11.52	15.20	(d)	1.80	(e)	5.61	(e)	(0.24	)(e)	336	140

10.94	(0.19)		0.82		4.90		0.94		1,203	108
11.60	16.00	(d)	0.90	(e)	4.86	(e)	1.12	(e)	1,178	140

10.96	0.01		0.69		4.80		1.08		11	108
11.61	12.94	(d)	0.75	(e)	4.78	(e)	1.04	(e)	11	140

10.95	(0.10)		0.72		4.81		1.03		1,137	108
11.61	16.10	(d)	0.80	(e)	4.76	(e)	1.23	(e)	1,137	140

10.89	(0.66)		1.32		5.40		0.44		11	108
11.55	15.50	(d)	1.40	(e)	5.36	(e)	0.64	(e)	12	140

10.90	(0.56)		1.18		5.98		0.27		165	108
11.56	15.60	(d)	1.30	(e)	5.25	(e)	0.74	(e)	12	140

10.93	(0.24)		0.97		5.05		0.83		12	108
11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.93	(e)	12	140

10.95	(0.10)		0.72		4.80		1.03		12	108
11.61	16.10	(d)	0.80	(e)	4.74	(e)	1.25	(e)	12	140

10.96	0.01		0.63		4.62		1.12		236	108
11.61	16.10	(d)	0.75	(e)	4.72	(e)	1.30	(e)	12	140

See Notes to Financial Statements.	113

Financial Highlights (continued)

GLOBAL SELECT EQUITY FUND

	Per Share Operating Performance:
		Investment Operations:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net asset value, end of period
Class A
7/30/2018 to 10/31/2018(e)(f)	$15.00	$0.04	$(0.84)	$(0.80)	$14.20
Class C
7/30/2018 to 10/31/2018(e)(f)	15.00	0.01	(0.83)	(0.82)	14.18
Class F
7/30/2018 to 10/31/2018(e)(f)	15.00	0.05	(0.84)	(0.79)	14.21
Class F3
7/30/2018 to 10/31/2018(e)(f)	15.00	0.05	(0.83)	(0.78)	14.22
Class I
7/30/2018 to 10/31/2018(e)(f)	15.00	0.05	(0.84)	(0.79)	14.21
Class R3
7/30/2018 to 10/31/2018(e)(f)	15.00	0.03	(0.84)	(0.81)	14.19
Class R4
7/30/2018 to 10/31/2018(e)(f)	15.00	0.04	(0.84)	(0.80)	14.20
Class R5
7/30/2018 to 10/31/2018(e)(f)	15.00	0.05	(0.84)	(0.79)	14.21
Class R6
7/30/2018 to 10/31/2018(e)(f)	15.00	0.05	(0.83)	(0.78)	14.22

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations was 7/30/2018, SEC effective date and date shares first became available to the public was 8/1/2018.
(f)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/30/2018 through 8/1/2018.

114	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)(c)	Total expenses after waivers and/or reimburse- ments (%)(d)	Total expenses (%)(d)	Net investment income (%)(d)	Net assets, end of period (000)	Portfolio turnover rate (%)

(5.33)	1.05	12.87	0.97	$476	23

(5.47)	1.80	13.90	0.27	104	23

(5.27)	0.80	13.00	1.27	474	23

(5.20)	0.69	12.73	1.38	474	23

(5.27)	0.80	12.90	1.27	104	23

(5.40)	1.30	13.40	0.75	9	23

(5.33)	1.05	13.15	0.99	9	23

(5.27)	0.80	12.89	1.26	9	23

(5.20)	0.69	12.73	1.38	474	23

See Notes to Financial Statements.	115

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net realized gain	Total distri- butions	Net asset value, end of period
Class A
10/31/2018	$28.97	$(0.14)	$ 2.82	$ 2.68	$(1.83)	$(1.83)	$29.82
10/31/2017	22.42	(0.06)	6.61	6.55	–	–	28.97
10/31/2016	23.73	0.03	(0.24)	(0.21)	(1.10)	(1.10)	22.42
10/31/2015	23.08	(0.02)	1.96	1.94	(1.29)	(1.29)	23.73
10/31/2014	21.44	– (c)	3.01	3.01	(1.37)	(1.37)	23.08
Class C
10/31/2018	27.63	(0.35)	2.69	2.34	(1.83)	(1.83)	28.14
10/31/2017	21.54	(0.24)	6.33	6.09	–	–	27.63
10/31/2016	23.01	(0.14)	(0.23)	(0.37)	(1.10)	(1.10)	21.54
10/31/2015	22.57	(0.19)	1.92	1.73	(1.29)	(1.29)	23.01
10/31/2014	21.14	(0.15)	2.95	2.80	(1.37)	(1.37)	22.57
Class F
10/31/2018	29.26	(0.07)	2.85	2.78	(1.83)	(1.83)	30.21
10/31/2017	22.59	(0.01)	6.68	6.67	–	–	29.26
10/31/2016	23.87	0.06	(0.24)	(0.18)	(1.10)	(1.10)	22.59
10/31/2015	23.17	0.01	1.98	1.99	(1.29)	(1.29)	23.87
10/31/2014	21.49	0.04	3.01	3.05	(1.37)	(1.37)	23.17
Class F3
10/31/2018	29.46	(0.06)	2.88	2.82	(1.83)	(1.83)	30.45
4/4/2017 to 10/31/2017(d)	24.81	(0.03)	4.68	4.65	–	–	29.46
Class I
10/31/2018	29.40	(0.07)	2.87	2.80	(1.83)	(1.83)	30.37
10/31/2017	22.69	(0.01)	6.72	6.71	–	–	29.40
10/31/2016	23.95	0.08	(0.24)	(0.16)	(1.10)	(1.10)	22.69
10/31/2015	23.23	0.04	1.97	2.01	(1.29)	(1.29)	23.95
10/31/2014	21.51	0.06	3.03	3.09	(1.37)	(1.37)	23.23
Class R2
10/31/2018	28.78	(0.24)	2.80	2.56	(1.83)	(1.83)	29.51
10/31/2017	22.35	(0.15)	6.58	6.43	–	–	28.78
10/31/2016	23.74	(0.05)	(0.24)	(0.29)	(1.10)	(1.10)	22.35
10/31/2015	23.17	(0.10)	1.96	1.86	(1.29)	(1.29)	23.74
10/31/2014	21.58	(0.07)	3.03	2.96	(1.37)	(1.37)	23.17
Class R3
10/31/2018	28.68	(0.21)	2.79	2.58	(1.83)	(1.83)	29.43
10/31/2017	22.25	(0.12)	6.55	6.43	–	–	28.68
10/31/2016	23.62	(0.04)	(0.23)	(0.27)	(1.10)	(1.10)	22.25
10/31/2015	23.03	(0.08)	1.96	1.88	(1.29)	(1.29)	23.62
10/31/2014	21.45	(0.04)	2.99	2.95	(1.37)	(1.37)	23.03

116	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

9.68	0.91		0.91		(0.47)		$ 900,405	161
29.21	0.91		0.96		(0.23)		754,101	192
(0.96)	0.85		0.98		0.12		750,576	246
8.84	0.85		0.99		(0.09)		742,393	271
15.59	0.85		1.04		0.01		495,861	507

8.87	1.66		1.66		(1.21)		595,344	161
28.27	1.66		1.71		(0.99)		523,008	192
(1.72)	1.60		1.73		(0.64)		482,693	246
8.07	1.59		1.74		(0.84)		414,557	271
13.81	1.56		1.76		(0.71)		236,853	507

9.94	0.66		0.76		(0.22)		1,315,881	161
29.53	0.70		0.81		(0.04)		1,103,103	192
(0.82)	0.70		0.83		0.26		763,623	246
9.03	0.70		0.84		0.06		733,463	271
14.80	0.68		0.87		0.17		498,908	507

10.01	0.60		0.60		(0.18)		44,379	161
18.74 (e)	0.59	(f)	0.62	(f)	(0.19	)(f)	18,841	192

9.96	0.66		0.66		(0.21)		702,389	161
29.57	0.67		0.70		(0.06)		303,795	192
(0.73)	0.60		0.74		0.36		98,506	246
9.10	0.60		0.74		0.16		96,090	271
14.93	0.57		0.76		0.29		71,803	507

9.31	1.26		1.26		(0.79)		1,332	161
28.77	1.26		1.30		(0.60)		1,784	192
(1.35)	1.20		1.34		(0.24)		1,267	246
8.49	1.20		1.34		(0.44)		593	271
14.24	1.18		1.37		(0.31)		342	507

9.41	1.16		1.16		(0.71)		15,206	161
28.90	1.16		1.21		(0.48)		13,261	192
(1.23)	1.10		1.24		(0.17)		13,471	246
8.58	1.10		1.24		(0.35)		13,501	271
14.34	1.07		1.26		(0.20)		10,191	507

See Notes to Financial Statements.	117

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net realized gain	Total distri- butions	Net asset value, end of period
Class R4
10/31/2018	$28.97	$(0.15)	$ 2.83	$2.68	$(1.83)	$(1.83)	$29.82
10/31/2017	22.42	(0.08)	6.63	6.55	–	–	28.97
10/31/2016	23.74	(0.01)	(0.21)	(0.22)	(1.10)	(1.10)	22.42
6/30/2015 to 10/31/2015(g)	23.42	(0.01)	0.33	0.32	–	–	23.74
Class R5
10/31/2018	29.41	(0.07)	2.87	2.80	(1.83)	(1.83)	30.38
10/31/2017	22.70	– (c)	6.71	6.71	–	–	29.41
10/31/2016	23.95	0.02	(0.17)	(0.15)	(1.10)	(1.10)	22.70
6/30/2015 to 10/31/2015(g)	23.61	0.01	0.33	0.34	–	–	23.95
Class R6
10/31/2018	29.46	(0.05)	2.87	2.82	(1.83)	(1.83)	30.45
10/31/2017	22.72	(0.02)	6.76	6.74	–	–	29.46
10/31/2016	23.96	0.08	(0.22)	(0.14)	(1.10)	(1.10)	22.72
6/30/2015 to 10/31/2015(g)	23.61	0.02	0.33	0.35	–	–	23.96

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

118	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

9.68		0.91		0.91		(0.47)		$6,345	161
29.21		0.92		0.95		(0.31)		4,698	192
(1.00)		0.85		1.00		(0.03)		1,735	246
1.37	(e)	0.87	(f)	0.99	(f)	(0.18	)(f)	10	271

9.96		0.66		0.66		(0.22)		8,598	161
29.56		0.67		0.71		(0.01)		5,810	192
(0.68)		0.60		0.75		0.08		3,700	246
1.44	(e)	0.60	(f)	0.72	(f)	0.09	(f)	10	271

10.01		0.60		0.60		(0.16)		25,657	161
29.67		0.59		0.62		(0.06)		20,884	192
(0.64)		0.50		0.63		0.34		1,534	246
1.48	(e)	0.48	(f)	0.60	(f)	0.21	(f)	10	271

See Notes to Financial Statements.	119

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2018	$14.10	$0.19	$(1.83)	$(1.64)	$(0.28)	$12.18
10/31/2017	12.03	0.18	2.15	2.33	(0.26)	14.10
10/31/2016	12.64	0.27	(0.72)	(0.45)	(0.16)	12.03
10/31/2015	13.34	0.20	(0.75)	(0.55)	(0.15)	12.64
10/31/2014	13.97	0.17	(0.54)	(0.37)	(0.26)	13.34
Class C
10/31/2018	13.92	0.09	(1.82)	(1.73)	(0.17)	12.02
10/31/2017	11.86	0.09	2.13	2.22	(0.16)	13.92
10/31/2016	12.45	0.18	(0.70)	(0.52)	(0.07)	11.86
10/31/2015	13.14	0.11	(0.75)	(0.64)	(0.05)	12.45
10/31/2014	13.77	0.09	(0.54)	(0.45)	(0.18)	13.14
Class F
10/31/2018	14.02	0.22	(1.82)	(1.60)	(0.30)	12.12
10/31/2017	11.96	0.22	2.12	2.34	(0.28)	14.02
10/31/2016	12.55	0.29	(0.70)	(0.41)	(0.18)	11.96
10/31/2015	13.26	0.24	(0.77)	(0.53)	(0.18)	12.55
10/31/2014	13.89	0.18	(0.51)	(0.33)	(0.30)	13.26
Class F3
10/31/2018	14.25	0.24	(1.86)	(1.62)	(0.31)	12.32
4/4/2017 to 10/31/2017(c)	12.34	0.05	1.86	1.91	–	14.25
Class I
10/31/2018	14.23	0.25	(1.87)	(1.62)	(0.31)	12.30
10/31/2017	12.13	0.24	2.16	2.40	(0.30)	14.23
10/31/2016	12.73	0.33	(0.73)	(0.40)	(0.20)	12.13
10/31/2015	13.44	0.25	(0.76)	(0.51)	(0.20)	12.73
10/31/2014	14.07	0.21	(0.53)	(0.32)	(0.31)	13.44
Class P
10/31/2018	14.10	0.14	(1.82)	(1.68)	(0.25)	12.17
10/31/2017	12.03	0.15	2.16	2.31	(0.24)	14.10
10/31/2016	12.63	0.25	(0.71)	(0.46)	(0.14)	12.03
10/31/2015	13.31	0.17	(0.75)	(0.58)	(0.10)	12.63
10/31/2014	13.94	0.17	(0.55)	(0.38)	(0.25)	13.31
Class R2
10/31/2018	14.05	0.13	(1.83)	(1.70)	(0.22)	12.13
10/31/2017	11.99	0.16	2.12	2.28	(0.22)	14.05
10/31/2016	12.58	0.23	(0.71)	(0.48)	(0.11)	11.99
10/31/2015	13.29	0.17	(0.76)	(0.59)	(0.12)	12.58
10/31/2014	13.92	0.15	(0.55)	(0.40)	(0.23)	13.29

120	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(11.91)	1.15		1.16		1.34		$194,360	124
19.80	1.12		1.22		1.43		241,626	163
(3.54)	1.12		1.31		2.29		263,064	164
(4.16)	1.12		1.33		1.56		341,437	62
(2.67)	1.12		1.36		1.25		368,087	64

(12.59)	1.90		1.92		0.65		12,821	124
19.02	1.85		1.95		0.71		25,687	163
(4.21)	1.85		2.04		1.54		31,798	164
(4.86)	1.81		2.02		0.86		42,057	62
(3.31)	1.75		1.99		0.65		49,491	64

(11.77)	0.92		1.01		1.63		58,347	124
20.17	0.87		1.06		1.71		63,479	163
(3.24)	0.87		1.16		2.48		62,655	164
(3.99)	0.87		1.14		1.85		63,830	62
(2.46)	0.87		1.11		1.29		78,364	64

(11.62)	0.78		0.85		1.73		5,083	124
15.48 (d)	0.68	(e)	0.91	(e)	0.65	(e)	5,847	163

(11.65)	0.82		0.91		1.78		277,141	124
20.26	0.77		0.96		1.87		292,598	163
(3.15)	0.77		1.05		2.74		160,673	164
(3.83)	0.77		1.04		1.92		61,077	62
(2.34)	0.77		1.01		1.50		95,958	64

(12.14)	1.35		1.36		1.02		40	124
19.59	1.32		1.42		1.19		89	163
(3.65)	1.32		1.51		2.12		95	164
(4.38)	1.28		1.49		1.32		110	62
(2.77)	1.22		1.46		1.20		150	64

(12.28)	1.50		1.52		0.93		375	124
19.40	1.47		1.56		1.22		679	163
(3.85)	1.47		1.66		1.93		517	164
(4.48)	1.43		1.64		1.31		658	62
(2.89)	1.37		1.61		1.07		1,011	64

See Notes to Financial Statements.	121

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
10/31/2018	$13.87	$0.14	$(1.79)	$(1.65)	$(0.24)	$11.98
10/31/2017	11.84	0.15	2.12	2.27	(0.24)	13.87
10/31/2016	12.44	0.23	(0.70)	(0.47)	(0.13)	11.84
10/31/2015	13.14	0.17	(0.74)	(0.57)	(0.13)	12.44
10/31/2014	13.77	0.16	(0.55)	(0.39)	(0.24)	13.14
Class R4
10/31/2018	14.07	0.19	(1.83)	(1.64)	(0.30)	12.13
10/31/2017	12.00	0.17	2.16	2.33	(0.26)	14.07
10/31/2016	12.63	0.27	(0.72)	(0.45)	(0.18)	12.00
6/30/2015 to 10/31/2015(f)	13.06	0.04	(0.47)	(0.43)	–	12.63
Class R5
10/31/2018	14.19	0.22	(1.84)	(1.62)	(0.31)	12.26
10/31/2017	12.11	0.16	2.21	2.37	(0.29)	14.19
10/31/2016	12.73	0.30	(0.72)	(0.42)	(0.20)	12.11
6/30/2015 to 10/31/2015(f)	13.15	0.05	(0.47)	(0.42)	–	12.73
Class R6
10/31/2018	14.24	0.24	(1.85)	(1.61)	(0.31)	12.32
10/31/2017	12.14	0.26	2.14	2.40	(0.30)	14.24
10/31/2016	12.74	0.17	(0.57)	(0.40)	(0.20)	12.14
6/30/2015 to 10/31/2015(f)	13.15	0.06	(0.47)	(0.41)	–	12.74

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

122	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(12.18)		1.40		1.41		1.05		$ 8,954	124
19.63		1.34		1.44		1.23		12,674	163
(3.79)		1.36		1.54		1.99		14,945	164
(4.35)		1.33		1.53		1.35		18,466	62
(2.85)		1.26		1.50		1.15		20,156	64

(11.96)		1.15		1.16		1.36		948	124
19.92		1.10		1.18		1.25		582	163
(3.55)		1.12		1.28		2.27		9	164
(3.29	)(d)	1.12	(e)	1.25	(e)	0.89	(e)	10	62

(11.68)		0.90		0.91		1.61		69	124
20.10		0.87		0.94		1.21		71	163
(3.31)		0.87		1.04		2.52		9	164
(3.19	)(d)	0.87	(e)	1.00	(e)	1.14	(e)	10	62

(11.62)		0.78		0.85		1.73		2,667	124
20.35		0.70		0.86		2.04		3,074	163
(3.14)		0.65		0.88		1.39		10,765	164
(3.12	)(d)	0.70	(e)	0.84	(e)	1.31	(e)	10	62

See Notes to Financial Statements.	123

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$20.88	$ 0.14	$(3.28)	$(3.14)	$(0.17)	$(0.73)	$(0.90)
10/31/2017	16.13	0.09	4.77	4.86	(0.11)	–	(0.11)
10/31/2016	17.01	0.13	(0.30)	(0.17)	(0.10)	(0.61)	(0.71)
10/31/2015	16.22	0.09	1.36	1.45	(0.18)	(0.48)	(0.66)
10/31/2014	16.83	0.11	(0.51)	0.40	(0.21)	–	(0.21)
Class C
10/31/2018	19.46	– (c)	(3.05)	(3.05)	(0.07)	(0.73)	(0.80)
10/31/2017	15.03	(0.04)	4.47	4.43	–	–	–
10/31/2016	15.92	0.01	(0.28)	(0.27)	(0.01)	(0.61)	(0.62)
10/31/2015	15.23	(0.04)	1.29	1.25	(0.08)	(0.48)	(0.56)
10/31/2014	15.84	(0.02)	(0.46)	(0.48)	(0.13)	–	(0.13)
Class F
10/31/2018	20.70	0.18	(3.25)	(3.07)	(0.20)	(0.73)	(0.93)
10/31/2017	16.00	0.11	4.73	4.84	(0.14)	–	(0.14)
10/31/2016	16.88	0.15	(0.29)	(0.14)	(0.13)	(0.61)	(0.74)
10/31/2015	16.11	0.10	1.37	1.47	(0.22)	(0.48)	(0.70)
10/31/2014	16.73	0.14	(0.50)	(0.36)	(0.26)	–	(0.26)
Class F3
10/31/2018	21.49	0.23	(3.39)	(3.16)	(0.22)	(0.73)	(0.95)
4/4/2017 to 10/31/2017(e)	17.75	(0.02)	3.76	3.74	–	–	–
Class I
10/31/2018	21.44	0.19	(3.37)	(3.18)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.14	4.90	5.04	(0.16)	–	(0.16)
10/31/2016	17.44	0.17	(0.30)	(0.13)	(0.14)	(0.61)	(0.75)
10/31/2015	16.63	0.13	1.39	1.52	(0.23)	(0.48)	(0.71)
10/31/2014	17.25	0.15	(0.51)	(0.36)	(0.26)	–	(0.26)
Class P
10/31/2018	21.26	0.10	(3.33)	(3.23)	(0.12)	(0.73)	(0.85)
10/31/2017	16.40	0.04	4.88	4.92	(0.06)	–	(0.06)
10/31/2016	17.27	0.08	(0.29)	(0.21)	(0.05)	(0.61)	(0.66)
10/31/2015	16.46	0.05	1.40	1.45	(0.16)	(0.48)	(0.64)
10/31/2014	17.08	0.07	(0.51)	(0.44)	(0.18)	–	(0.18)
Class R2
10/31/2018	20.53	0.06	(3.21)	(3.15)	(0.11)	(0.73)	(0.84)
10/31/2017	15.89	0.04	4.69	4.73	(0.09)	–	(0.09)
10/31/2016	16.81	0.08	(0.30)	(0.22)	(0.09)	(0.61)	(0.70)
10/31/2015	16.05	0.02	1.35	1.37	(0.13)	(0.48)	(0.61)
10/31/2014	16.69	0.04	(0.48)	(0.44)	(0.20)	–	(0.20)

124	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.84	(15.72)	1.20		0.73		$172,940	81
20.88	30.38	1.23		0.50		190,861	76
16.13	(0.99)	1.35		0.82		153,000	82
17.01	9.36	1.33		0.51		160,628	82
16.22	(2.39)	1.35		0.66		117,037	80

15.61	(16.34)	1.95		–	(d)	33,874	81
19.46	29.47	1.97		(0.26)		39,434	76
15.03	(1.75)	2.09		0.08		27,396	82
15.92	8.58	2.06		(0.23)		31,273	82
15.23	(3.12)	2.06		(0.10)		21,868	80

16.70	(15.58)	1.05		0.91		206,400	81
20.70	30.59	1.07		0.58		264,221	76
16.00	(0.84)	1.20		0.96		88,852	82
16.88	9.52	1.18		0.61		118,963	82
16.11	(2.21)	1.18		0.80		44,607	80

17.38	(15.46)	0.87		1.11		22,158	81
21.49	21.13 (f)	0.89	(g)	(0.15	)(g)	18,095	76

17.32	(15.46)	0.95		0.94		235,952	81
21.44	30.74	0.99		0.76		249,331	76
16.56	(0.75)	1.10		1.06		267,188	82
17.44	9.59	1.08		0.77		296,965	82
16.63	(2.10)	1.08		0.87		274,583	80

17.18	(15.87)	1.40		0.50		132	81
21.26	30.12	1.45		0.23		229	76
16.40	(1.17)	1.55		0.49		363	82
17.27	9.15	1.53		0.29		595	82
16.46	(2.60)	1.53		0.38		872	80

16.54	(16.00)	1.55		0.32		3,476	81
20.53	29.96	1.57		0.21		5,228	76
15.89	(1.34)	1.71		0.49		2,520	82
16.81	8.92	1.68		0.15		935	82
16.05	(2.69)	1.68		0.26		198	80

See Notes to Financial Statements.	125

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2018	$20.49	$0.10		$(3.21)	$(3.11)	$(0.12)	$(0.73)	$(0.85)
10/31/2017	15.85	0.02		4.71	4.73	(0.09)	–	(0.09)
10/31/2016	16.73	0.11		(0.31)	(0.20)	(0.07)	(0.61)	(0.68)
10/31/2015	15.97	0.05		1.34	1.39	(0.15)	(0.48)	(0.63)
10/31/2014	16.57	0.07		(0.49)	(0.42)	(0.18)	–	(0.18)
Class R4
10/31/2018	20.82	0.16		(3.28)	(3.12)	(0.18)	(0.73)	(0.91)
10/31/2017	16.11	0.10		4.75	4.85	(0.14)	–	(0.14)
10/31/2016	17.01	0.09		(0.26)	(0.17)	(0.12)	(0.61)	(0.73)
6/30/2015 to 10/31/2015(h)	17.49	–	(c)	(0.48)	(0.48)	–	–	–
Class R5
10/31/2018	21.43	0.21		(3.38)	(3.17)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.15		4.88	5.03	(0.16)	–	(0.16)
10/31/2016	17.44	0.18		(0.31)	(0.13)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(h)	17.92	0.02		(0.50)	(0.48)	–	–	–
Class R6
10/31/2018	21.49	0.21		(3.36)	(3.15)	(0.22)	(0.73)	(0.95)
10/31/2017	16.60	0.20		4.85	5.05	(0.16)	–	(0.16)
10/31/2016	17.45	0.17		(0.27)	(0.10)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(h)	17.92	0.03		(0.50)	(0.47)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount less than .01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on June 30, 2015.

126	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.53	(15.87)		1.46		0.54		$35,677	81
20.49	30.07		1.47		0.14		9,828	76
15.85	(1.20)		1.59		0.67		18,124	82
16.73	9.11		1.56		0.29		9,161	82
15.97	(2.63)		1.56		0.39		6,000	80

16.79	(15.70)		1.20		0.80		5,606	81
20.82	30.43		1.23		0.55		3,334	76
16.11	(1.03)		1.38		0.57		1,883	82
17.01	(2.74	)(f)	1.35	(g)	0.03	(g)	10	82

17.32	(15.47)		0.97		1.06		39,621	81
21.43	30.69		0.98		0.79		4,121	76
16.56	(0.75)		1.13		1.06		2,751	82
17.44	(2.68	)(f)	1.10	(g)	0.28	(g)	10	82

17.39	(15.41)		0.87		1.04		34,281	81
21.49	30.85		0.90		1.03		17,212	76
16.60	(0.56)		0.94		1.00		1,843	82
17.45	(2.62	)(f)	0.93	(g)	0.48	(g)	13	82

See Notes to Financial Statements.	127

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$7.63	$0.22	$(0.89)	$(0.67)	$(0.23)	$ –	$(0.23)
10/31/2017	6.71	0.22	0.95	1.17	(0.25)	–	(0.25)
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
10/31/2015	8.75	0.25	(1.22)	(0.97)	(0.24)	(0.49)	(0.73)
10/31/2014	9.11	0.36	(0.31)	0.05	(0.41)	–	(0.41)
Class C
10/31/2018	7.56	0.16	(0.88)	(0.72)	(0.17)	–	(0.17)
10/31/2017	6.66	0.17	0.92	1.09	(0.19)	–	(0.19)
10/31/2016	6.99	0.19	(0.34)	(0.15)	(0.18)	–	(0.18)
10/31/2015	8.68	0.19	(1.20)	(1.01)	(0.19)	(0.49)	(0.68)
10/31/2014	9.04	0.31	(0.31)	–	(0.36)	–	(0.36)
Class F
10/31/2018	7.66	0.23	(0.89)	(0.66)	(0.24)	–	(0.24)
10/31/2017	6.73	0.24	0.95	1.19	(0.26)	–	(0.26)
10/31/2016	7.06	0.25	(0.34)	(0.09)	(0.24)	–	(0.24)
10/31/2015	8.77	0.27	(1.23)	(0.96)	(0.26)	(0.49)	(0.75)
10/31/2014	9.12	0.39	(0.30)	0.09	(0.44)	–	(0.44)
Class F3
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	–	(0.25)
4/4/2017 to 10/31/2017(c)	7.03	(0.01)	0.79	0.78	(0.14)	–	(0.14)
Class I
10/31/2018	7.68	0.23	(0.89)	(0.66)	(0.25)	–	(0.25)
10/31/2017	6.75	0.25	0.94	1.19	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
10/31/2015	8.79	0.27	(1.22)	(0.95)	(0.27)	(0.49)	(0.76)
10/31/2014	9.14	0.42	(0.32)	0.10	(0.45)	–	(0.45)
Class R2
10/31/2018	7.80	0.18	(0.90)	(0.72)	(0.20)	–	(0.20)
10/31/2017	6.86	0.21	0.95	1.16	(0.22)	–	(0.22)
10/31/2016	7.19	0.22	(0.35)	(0.13)	(0.20)	–	(0.20)
10/31/2015	8.92	0.22	(1.24)	(1.02)	(0.22)	(0.49)	(0.71)
10/31/2014	9.27	0.36	(0.32)	0.04	(0.39)	–	(0.39)

128	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$6.73	(9.05)	1.12		1.14		2.85		$ 290,289	74
7.63	17.68	1.12		1.14		3.15		367,465	61
6.71	(1.52)	1.12		1.20		3.57		419,886	58
7.05	(11.74)	1.12		1.19		3.14		710,835	77
8.75	0.47	1.12		1.24		3.99		1,000,763	72

6.67	(9.71)	1.87		1.89		2.07		45,888	74
7.56	16.60	1.87		1.89		2.41		68,558	61
6.66	(2.01)	1.87		1.95		2.85		86,306	58
6.99	(12.49)	1.84		1.90		2.40		142,492	77
8.68	(0.14)	1.77		1.89		3.42		191,120	72

6.76	(8.87)	0.91		0.99		3.06		54,167	74
7.66	17.96	0.91		0.99		3.37		95,299	61
6.73	(1.22)	0.91		1.05		3.78		111,056	58
7.06	(11.65)	0.90		1.00		3.38		210,696	77
8.77	0.83	0.87		0.99		4.24		322,648	72

6.77	(8.76)	0.82		0.83		3.21		26,911	74
7.67	11.16 (d)	0.77	(e)	0.83	(e)	(0.19	)(e)	27,215	61

6.77	(8.89)	0.81		0.89		3.05		310,984	74
7.68	18.02	0.81		0.89		3.48		471,341	61
6.75	(1.10)	0.81		0.95		3.90		710,951	58
7.08	(11.52)	0.80		0.91		3.50		1,080,845	77
8.79	0.93	0.77		0.89		4.53		963,200	72

6.88	(9.44)	1.47		1.49		2.35		369	74
7.80	17.17	1.47		1.49		2.93		592	61
6.86	(1.70)	1.47		1.55		3.28		680	58
7.19	(12.13)	1.44		1.51		2.80		1,029	77
8.92	0.33	1.37		1.49		3.86		1,298	72

See Notes to Financial Statements.	129

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2018	$7.71	$0.19	$(0.89)	$(0.70)	$(0.21)	$ –	$(0.21)
10/31/2017	6.78	0.21	0.95	1.16	(0.23)	–	(0.23)
10/31/2016	7.11	0.22	(0.34)	(0.12)	(0.21)	–	(0.21)
10/31/2015	8.83	0.23	(1.23)	(1.00)	(0.23)	(0.49)	(0.72)
10/31/2014	9.18	0.37	(0.32)	0.05	(0.40)	–	(0.40)
Class R4
10/31/2018	7.62	0.20	(0.87)	(0.67)	(0.23)	–	(0.23)
10/31/2017	6.71	0.21	0.95	1.16	(0.25)	–	(0.25)
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
6/30/2015 to 10/31/2015(f)	7.75	0.05	(0.72)	(0.67)	(0.03)	–	(0.03)
Class R5
10/31/2018	7.66	0.24	(0.89)	(0.65)	(0.25)	–	(0.25)
10/31/2017	6.74	0.24	0.94	1.18	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.35)	(0.09)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(f)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)
Class R6
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	–	(0.25)
10/31/2017	6.75	0.26	0.92	1.18	(0.26)	–	(0.26)
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(f)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

130	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$6.80	(9.35)		1.37		1.39		2.41		$ 7,801	74
7.71	17.35		1.37		1.39		2.90		12,888	61
6.78	(1.58)		1.37		1.44		3.29		12,697	58
7.11	(12.03)		1.34		1.40		2.93		12,680	77
8.83	0.41		1.27		1.39		4.03		11,273	72

6.72	(9.06)		1.12		1.13		2.67		40	74
7.62	17.60		1.11		1.11		2.85		38	61
6.71	(1.48)		1.12		1.16		3.57		9	58
7.05	(8.56	)(d)	1.12	(e)	1.15	(e)	2.02	(e)	9	77

6.76	(8.78)		0.86		0.86		3.12		10	74
7.66	17.90		0.87		0.86		3.39		11	61
6.74	(1.24)		0.87		0.92		3.81		9	58
7.08	(8.46	)(d)	0.87	(e)	0.90	(e)	2.28	(e)	9	77

6.77	(8.76)		0.82		0.83		3.17		1,758	74
7.67	17.88		0.81		0.83		3.45		2,229	61
6.75	(1.09)		0.80		0.82		3.88		9	58
7.08	(8.46	)(d)	0.80	(e)	0.80	(e)	2.34	(e)	9	77

See Notes to Financial Statements.	131

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2018	$20.80	$ 0.01	$(0.06)	$(0.05)	$ –	$(1.25)	$(1.25)
10/31/2017	18.95	0.03	2.95	2.98	–	(1.13)	(1.13)
10/31/2016	19.56	0.02	0.77	0.79	–	(1.40)	(1.40)
10/31/2015	21.67	(0.01)	0.77	0.76	–	(2.87)	(2.87)
10/31/2014	21.44	(0.03)	2.16	2.13	–	(1.90)	(1.90)
Class C
10/31/2018	18.75	(0.12)	(0.06)	(0.18)	–	(1.25)	(1.25)
10/31/2017	17.31	(0.11)	2.68	2.57	–	(1.13)	(1.13)
10/31/2016	18.11	(0.11)	0.71	0.60	–	(1.40)	(1.40)
10/31/2015	20.41	(0.15)	0.72	0.57	–	(2.87)	(2.87)
10/31/2014	20.42	(0.16)	2.05	1.89	–	(1.90)	(1.90)
Class F
10/31/2018	21.18	(0.04)	(0.04)	–	(0.01)	(1.25)	(1.26)
10/31/2017	19.28	0.05	3.00	3.05	(0.02)	(1.13)	(1.15)
10/31/2016	19.85	0.04	0.79	0.83	–	(1.40)	(1.40)
10/31/2015	21.92	0.02	0.78	0.80	–	(2.87)	(2.87)
10/31/2014	21.62	0.02	2.18	2.20	–	(1.90)	(1.90)
Class F3
10/31/2018	21.65	0.08	(0.05)	0.03	(0.05)	(1.25)	(1.30)
4/4/2017 to 10/31/2017(c)	20.25	(0.03)	1.43	1.40	–	–	–
Class I
10/31/2018	21.59	0.06	(0.06)	–	(0.05)	(1.25)	(1.30)
10/31/2017	19.62	0.08	3.06	3.14	(0.04)	(1.13)	(1.17)
10/31/2016	20.16	0.06	0.80	0.86	–	(1.40)	(1.40)
10/31/2015	22.20	0.04	0.79	0.83	–	(2.87)	(2.87)
10/31/2014	21.85	0.05	2.20	2.25	–	(1.90)	(1.90)
Class P
10/31/2018	20.46	(0.03)	(0.05)	(0.08)	–	(1.25)	(1.25)
10/31/2017	18.70	(0.01)	2.90	2.89	–	(1.13)	(1.13)
10/31/2016	19.36	(0.02)	0.76	0.74	–	(1.40)	(1.40)
10/31/2015	21.51	(0.05)	0.77	0.72	–	(2.87)	(2.87)
10/31/2014	21.32	(0.05)	2.14	2.09	–	(1.90)	(1.90)
Class R2
10/31/2018	20.06	(0.06)	(0.03)	(0.09)	–	(1.25)	(1.25)
10/31/2017	18.38	(0.05)	2.86	2.81	–	(1.13)	(1.13)
10/31/2016	19.08	(0.05)	0.75	0.70	–	(1.40)	(1.40)
10/31/2015	21.27	(0.08)	0.76	0.68	–	(2.87)	(2.87)
10/31/2014	21.13	(0.08)	2.12	2.04	–	(1.90)	(1.90)

132	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.50	(0.28)	1.11		0.06		$ 922,813	54
20.80	16.23	1.15		0.14		1,028,166	57
18.95	4.33	1.17		0.09		959,416	37
19.56	3.67	1.17		(0.05)		1,026,959	47
21.67	10.72	1.26		(0.13)		1,316,790	54

17.32	(1.05)	1.87		(0.69)		225,551	54
18.75	15.35	1.89		(0.61)		335,148	57
17.31	3.57	1.92		(0.66)		330,066	37
18.11	2.87	1.92		(0.80)		356,709	47
20.41	10.02	1.91		(0.79)		404,787	54

19.92	(0.03)	0.97		0.22		390,627	54
21.18	16.34	1.00		0.27		807,684	57
19.28	4.48	1.02		0.23		663,069	37
19.85	3.84	1.02		0.09		557,742	47
21.92	10.97	1.02		0.11		550,524	54

20.38	0.13	0.78		0.39		331,176	54
21.65	6.91 (d)	0.79	(e)	(0.25	)(e)	315,394	57

20.29	(0.02)	0.86		0.30		450,720	54
21.59	16.51	0.90		0.41		397,265	57
19.62	4.57	0.92		0.34		470,399	37
20.16	3.94	0.92		0.20		557,008	47
22.20	11.10	0.92		0.21		647,442	54

19.13	(0.49)	1.31		(0.14)		25,501	54
20.46	15.96	1.35		(0.05)		33,644	57
18.70	4.10	1.37		(0.11)		36,327	37
19.36	3.50	1.37		(0.25)		42,225	47
21.51	10.58	1.36		(0.23)		49,179	54

18.72	(0.50)	1.46		(0.29)		7,339	54
20.06	15.79	1.50		(0.25)		9,047	57
18.38	3.94	1.52		(0.26)		6,245	37
19.08	3.33	1.53		(0.40)		7,120	47
21.27	10.42	1.52		(0.38)		10,364	54

See Notes to Financial Statements.	133

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2018	$20.25	$(0.04)	$(0.04)	$(0.08)	$ –	$(1.25)	$(1.25)
10/31/2017	18.52	(0.02)	2.88	2.86	–	(1.13)	(1.13)
10/31/2016	19.20	(0.03)	0.75	0.72	–	(1.40)	(1.40)
10/31/2015	21.37	(0.06)	0.76	0.70	–	(2.87)	(2.87)
10/31/2014	21.20	(0.06)	2.13	2.07	–	(1.90)	(1.90)
Class R4
10/31/2018	20.79	0.01	(0.06)	(0.05)	(0.02)	(1.25)	(1.27)
10/31/2017	18.95	–	2.99	2.99	(0.02)	(1.13)	(1.15)
10/31/2016	19.57	(0.01)	0.79	0.78	–	(1.40)	(1.40)
6/30/2015 to 10/31/2015(f)	20.33	– (g)	(0.76)	(0.76)	–	–	–
Class R5
10/31/2018	21.59	0.07	(0.07)	–	(0.04)	(1.25)	(1.29)
10/31/2017	19.63	0.10	3.03	3.13	(0.04)	(1.13)	(1.17)
10/31/2016	20.16	0.05	0.82	0.87	–	(1.40)	(1.40)
6/30/2015 to 10/31/2015(f)	20.93	0.01	(0.78)	(0.77)	–	–	–
Class R6
10/31/2018	21.65	0.08	(0.06)	0.02	(0.05)	(1.25)	(1.30)
10/31/2017	19.66	0.09	3.07	3.16	(0.04)	(1.13)	(1.17)
10/31/2016	20.17	0.09	0.80	0.89	–	(1.40)	(1.40)
6/30/2015 to 10/31/2015(f)	20.93	0.02	(0.78)	(0.76)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.
(g)	Amount less than $0.01.

134	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$18.92	(0.45)		1.36		(0.19)		$ 77,440	54
20.25	15.94		1.39		(0.10)		88,592	57
18.52	4.03		1.42		(0.16)		99,544	37
19.20	3.42		1.42		(0.30)		114,489	47
21.37	10.54		1.41		(0.29)		133,353	54

19.47	(0.30)		1.11		0.06		54,408	54
20.79	16.27		1.15		(0.01)		63,867	57
18.95	4.28		1.14		(0.06)		2,929	37
19.57	(3.74	)(d)	1.15	(e)	(0.07	)(e)	10	47

20.30	(0.01)		0.87		0.31		1,927	54
21.59	16.46		0.89		0.51		5,111	57
19.63	4.62		0.89		0.24		42,825	37
20.16	(3.68	)(d)	0.89	(e)	0.19	(e)	10	47

20.37	0.08		0.78		0.39		93,784	54
21.65	16.60		0.78		0.45		104,218	57
19.66	4.72		0.79		0.46		56,533	37
20.17	(3.63	)(d)	0.82	(e)	0.28	(e)	29,039	47

See Notes to Financial Statements.	135

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of eleven funds. This report covers the following nine funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes at October 31, 2018:

Funds	Share Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5 and R6
Lord Abbett Global Equity Research Fund (“Global Equity Research Fund,” formerly “Global Core Equity Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Global Select Equity Fund (“Global Select Equity Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett International Equity Fund (“International Equity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Value Fund (“International Value Fund,” formerly “International Dividend Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus. On April 25, 2018, the Funds’ remaining Class B shares converted to Class A shares. The Funds no longer issue Class T shares for purchase. Global Select Equity Fund commenced operations on July 30, 2018.

Each of Alpha Strategy Fund’s, Global Equity Research Fund’s, Global Select Equity Fund’s, International Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts

Notes to Financial Statements (continued)

of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in

Notes to Financial Statements (continued)

accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2015 through October 31, 2018. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Global Equity Research Fund, Global Select Equity Fund, International Equity Fund, International Opportunities Fund and International Value Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain/(loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

(j)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(k)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the

Notes to Financial Statements (continued)

future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides

Notes to Financial Statements (continued)

office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the year ended October 31, 2018, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

	Net Effective Management Fee
Alpha Strategy Fund	.00%	(1)
Fundamental Equity Fund	.54%	(2)
Global Equity Research Fund	.00%	(3)
Global Select Equity Fund	.00%	(4)
Growth Leaders Fund	.53%	(5)
International Equity Fund	.68%	(6)
International Opportunities Fund	.75%	(7)
International Value Fund	.68%	(6)
Value Opportunities Fund	.70%	(8)

(1)	Lord Abbett is voluntarily waiving the entire management fee. Lord Abbett may discontinue the voluntary at any time without notice.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(3)	The management fee for Global Equity Research Fund is based on the Fund’s average daily net assets at the following annual rates:

Effective April 20, 2018		Prior to April 20, 2018
First $1 billion	.45%	First $1 billion	.70%
Next $2 billion	.43%	Next $1 billion	.65%
Over $3 billion	.41%	Over $2 billion	.60%

(4)	The management fee for Global Select Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.60%
Over $1 billion	.52%

(5)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(6)	The management fees for International Equity Fund and International Value Fund are based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(7)	The management fee for International Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(8)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Global Equity Research Fund
Classes	Effective April 20, 2018*	Prior to April 20, 2018	Prior to March 1, 2018
A, C, F, I, R2, R3, R4 and R5	0.65%	0.80%	0.80%
F3 and R6	0.63%	0.78%	0.75%

*	Continuing through February 29, 2020.

Global Select Equity Fund
Classes	Effective August 1, 2018*
A, C, F, I, R3, R4 and R5	0.80%
F3 and R6	0.69%

*	Continuing through February 29, 2020.

Growth Leaders Fund
Prior to
Classes	March 1, 2018*
A, C, F I, R2, R3 R4 and R5	0.70%
F3 and R6	0.60%

*	Effective March 1 2018, Lord Abbett discontinued these waivers.

	International Equity Fund
	Effective	Prior to
Classes	March 1, 2018*	March 1, 2018
A, C, P, R2, R3, R4 and R5	0.92%	0.87%
F and I	0.84%	0.77%
F3 and R6	0.82%	0.70%

*	Continuing through February 28, 2019.

	International Value Fund
	Effective	Prior to
Classes	March 1, 2018*	March 1, 2018
A, C, R2, R3, R4 and R5	0.87%	0.87%
F and I	0.81%	0.81%
F3 and R6	0.82%	0.81%

*	Continuing through February 28, 2019.

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B(1)	Class C	Class F(2)(3)	Class P(4)	Class R2	Class R3	Class R4	Class T(5)
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Class B shares closed April 25, 2018.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in each Fund’s prospectus.
(3)	For the fiscal year ended October 31, 2018 and continuing through February 28, 2019, the Distributor has contractually agreed to waive Growth Leaders Fund’s 0.10% Rule 12b-1 fee for Class F. For the period from August 1, 2018 through February 29, 2020, the Distributor has contractually agreed to waive Global Select Equity Fund’s 0.10% Rule 12b-1 fee for Class F. These agreements may be terminated only by the Fund’s Board of Trustees.
(4)	Fundamental Equity Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund only.
(5)	Class T shares closed on July 24, 2018.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2018:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$67,473	$350,438
Fundamental Equity Fund	91,159	498,091
Global Equity Research Fund	1,908	10,830
Global Select Equity Fund	–	–
Growth Leaders Fund	619,271	3,496,024
International Equity Fund	21,116	114,652
International Opportunities Fund	112,822	616,919
International Value Fund	79,699	413,140
Value Opportunities Fund	188,710	1,019,756

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2018:

	Class A	Class C
Alpha Strategy Fund	$3,642	$10,771
Fundamental Equity Fund	1,304	5,796
Global Equity Research Fund	–	–
Global Select Equity Fund	–	–
Growth Leaders Fund	17,629	48,179
International Equity Fund	328	613
International Opportunities Fund	3,452	14,414
International Value Fund	2,889	3,206
Value Opportunities Fund	4,441	21,001

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

Other Related Parties

As of October 31, 2018, the percentages of Growth Leaders Fund’s, International Equity Fund’s, International Opportunities Fund’s, International Value Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

Fund of Funds	Growth Leaders Fund	International Equity Fund	International Opportunities Fund	International Value Fund	Value Opportunities Fund
Alpha Strategy Fund	–	–	22.13%	–	7.82%
Multi-Asset Balanced Opportunity Fund	4.99%	14.99%	–	11.73%	–
Multi-Asset Global Opportunity Fund	0.48%	4.98%	–	3.85%	–
Multi-Asset Growth Fund	3.43%	14.68%	–	11.51%	–
Multi-Asset Income Fund	2.93%	13.61%	–	10.69%	–

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Value Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Global Equity Research Fund, Global Select Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017 were as follows:

	Alpha Strategy Fund		Fundamental Equity Fund		Global Equity Research Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	10/31/2018	10/31/2017	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Distributions paid from:
Ordinary income	$–	$–	$96,384,992	$40,226,108	$244,528	$–
Net long-term capital gains	124,640,000	125,574,170	208,675,974	105,930,975	–	–
Total distributions paid	$124,640,000	$125,574,170	$305,060,966	$146,157,083	$244,528	$–

Notes to Financial Statements (continued)

	Global Select
	Equity Fund	Growth Leaders Fund		International Equity Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2018	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Distributions paid from:
Ordinary income	$–	$126,621,794	$–	$13,137,977	$11,749,068
Net long-term capital gains	–	65,683,018	–	–	–
Total distributions paid	$–	$192,304,812	$–	$13,137,977	$11,749,068

	International Opportunities Fund		International Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Distributions paid from:
Ordinary income	$7,606,852	$4,401,411	$27,670,057	$39,131,477
Net long-term capital gains	29,369,535	–	–	–
Total distributions paid	$36,976,387	$4,401,411	$27,670,057	$39,131,477

	Value Opportunities Fund
	Year Ended	Year Ended
	10/31/2018	10/31/2017
Distributions paid from:
Ordinary income	$2,970,562	$1,828,852
Net long-term capital gains	189,303,747	160,561,813
Total distributions paid	$192,274,309	$162,390,665

Subsequent to the Funds’ fiscal year ended October 31, 2018, year-end distributions were paid. The approximate amounts were as follows:

	Net	Net	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Record Date	Ex-Date
Alpha Strategy Fund	$9,058,000	$–	$119,735,000	December 19, 2018	December 20, 2018
Fundamental Equity Fund	28,441,000	14,711,000	143,795,000	November 19, 2018	November 20, 2018
Global Equity Research Fund	55,000	137,000	130,000	December 17, 2018	December 18, 2018
Global Select Equity Fund	13,000	–	–	December 17, 2018	December 18, 2018
Growth Leaders Fund	–	211,624,000	345,437,000	November 19, 2018	November 20, 2018
International Equity Fund	12,000,000	–	–	December 17, 2018	December 18, 2018
International Opportunities Fund	8,262,000	–	67,034,000	December 17, 2018	December 18, 2018
Value Opportunities Fund	3,680,000	37,056,000	190,880,000	November 19, 2018	November 20, 2018

Notes to Financial Statements (continued)

As of October 31, 2018, the components of accumulated gains on a tax-basis were as follows:

	Alpha	Fundamental	Global Equity
	Strategy Fund	Equity Fund	Research Fund
Undistributed ordinary income – net	$–	$37,234,289	$177,899
Undistributed long-term capital gains	119,731,927	143,793,670	129,275
Total undistributed earnings	119,731,927	181,027,959	307,174
Temporary differences	(4,004,053)	(737,678)	(189)
Unrealized gains (losses) – net	47,548,648	332,374,035	(140,223)
Total accumulated gains – net	$163,276,522	$512,664,316	$166,762

	Global Select	Growth	International
	Equity Fund	Leaders Fund	Equity Fund
Undistributed ordinary income – net	$8,200	$211,620,427	$11,712,733
Undistributed long-term capital gains	–	345,430,886	–
Total undistributed earnings	8,200	557,051,313	11,712,733
Capital loss carryforwards*	(2,399)	–	(643,547)
Temporary differences	(9)	(197,902)	(137,452)
Unrealized gains (losses) – net	(125,685)	195,922,072	(29,774,539)
Total accumulated gains (losses) – net	$(119,893)	$752,775,483	$(18,842,805)

	International	International	Value
	Opportunities	Value	Opportunities
	Fund	Fund	Fund
Undistributed ordinary income – net	$7,596,599	$909,296	$39,273,599
Undistributed long-term capital gains	67,032,636	–	190,874,138
Total undistributed earnings	74,629,235	909,296	230,147,737
Capital loss carryforwards	–	(386,797,510)	–
Temporary differences	(88,691)	(209,589)	(435,322)
Unrealized gains (losses) – net	(108,289,287)	(31,873,251)	443,091,125
Total accumulated gains (losses) – net	$(33,748,743)	$(417,971,054)	$672,803,540

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. Alpha Strategy Fund incurred and will elect to defer $3,840,720 of late-year ordinary losses during fiscal 2018.

As of October 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Alpha	Fundamental	Global Equity
	Strategy Fund	Equity Fund	Research Fund
Tax cost	$966,133,075	$1,862,635,687	$6,577,020
Gross unrealized gain	88,378,444	364,807,389	298,578
Gross unrealized loss	(40,829,796)	(32,433,354)	(438,634)
Net unrealized security gain (loss)	$47,548,648	$332,374,035	$(140,056)

	Global Select	Growth	International
	Equity Fund	Leaders Fund	Equity Fund
Tax cost	$2,293,329	$3,406,987,989	$586,148,125
Gross unrealized gain	42,664	299,361,687	16,851,005
Gross unrealized loss	(168,349)	(103,439,615)	(46,402,128)
Net unrealized security gain (loss)	$(125,685)	$195,922,072	$(29,551,123)

Notes to Financial Statements (continued)

	International	International	Value
	Opportunities Fund	Value Fund	Opportunities Fund
Tax cost	$881,243,697	$766,292,842	$2,148,536,428
Gross unrealized gain	20,415,153	31,556,127	531,671,581
Gross unrealized loss	(128,292,242)	(63,371,990)	(88,580,456)
Net unrealized security gain (loss)	$(107,877,089)	$(31,815,863)	$443,091,125

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, certain distributions, forward currency contracts and wash sales.

Permanent items identified during the fiscal year ended October 31, 2018 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable
	Earnings (Loss)	Paid-in Capital
Global Equity Research Fund	$1,308	$(1,308)
Global Select Equity Fund	1,757	(1,757)
International Opportunities Fund	(1,901)	1,901
Value Opportunities Fund	(53,784,971)	53,784,971

The permanent differences are attributable to the tax treatment of certain expenses, and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2018 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$93,214,884	$173,523,733
Fundamental Equity Fund	2,227,458,151	2,705,130,811
Global Equity Research Fund	8,225,363	6,007,735
Global Select Equity Fund	2,785,798	490,362
Growth Leaders Fund	5,984,137,358	5,522,345,483
International Equity Fund	797,075,691	791,512,033
International Opportunities Fund	875,305,259	715,074,393
International Value Fund	664,129,362	891,043,415
Value Opportunities Fund	1,639,123,067	2,272,257,235

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2018.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2018, the following Funds engaged in cross-trades:

Notes to Financial Statements (continued)

Fund	Purchases	Sales	Gain/(Loss	)
Fundamental Equity Fund	11,888,730	17,027,911	1,248,776
Growth Leaders Fund	5,612,950	994,425	137,025
International Equity Fund	1,851,065	–	–
International Opportunities Fund	477,158	–	–
International Value Fund	–	2,968,676	733,330
Value Opportunities Fund	5,850,760	10,824,686	1,657,171

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Global Equity Research Fund, International Equity Fund, International Opportunities Fund and International Value Fund entered into forward foreign currency exchange contracts for the year ended October 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of October 31, 2018, Global Equity Research Fund, International Equity Fund, International Opportunities Fund and International Value Fund had no forward foreign currency exchange contracts outstanding.

Transactions in derivatives instruments for the fiscal year ended October 31, 2018 were as follows:

Global Equity Research Fund
Forward
Currency
Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(8,968)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	$11,076
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$103,215

International Equity Fund
Forward
Currency
Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(2,509,846)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	$1,726,452
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$153,857,754

Notes to Financial Statements (continued)

International Opportunities Fund
	Foreign	Options
	Currency	on Index
	Contracts	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(1,804,355)	–
Purchased Options(5)	–	$(2,065,000)
Written Options(4)	–	$1,064,000
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	$2,114,700	–
Purchased Options(6)	–	$1,886,157
Written Options(6)	–	$(992,421)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$109,551,794	–
Purchased Options(7)	–	135
Written Options(7)	–	135

International Value Fund
	Foreign
	Currency
	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(1,785,275)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	$1,911,748
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$225,393,414

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2018.
(1)	Statements of Operations location: Net realized gain (loss) on foreign currency exchange contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(3)	Amount represents notional amounts in U.S. dollar.
(4)	Statement of Operations location: Net realized gain (loss) on written options.
(5)	Statement of Operation location: Net realized gain (loss) on purchased options.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on options.
(7)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

			Alpha Strategy Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$613,260	$–	$613,260
Total	$613,260	$–	$613,260

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$613,260	$–	$–	$(613,260)	$–
Total	$613,260	$–	$–	$(613,260)	$–

		Fundamental Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$25,733,260	$–	$25,733,260
Total	$25,733,260	$–	$25,733,260

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$25,733,260	$–	$–	$(25,733,260)	$–
Total	$25,733,260	$–	$–	$(25,733,260)	$–

			Growth Leaders Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$105,945,484	$–	$105,945,484
Total	$105,945,484	$–	$105,945,484

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$105,945,484	$–	$–	$(105,945,484)	$–
Total	$105,945,484	$–	$–	$(105,945,484)	$–

Notes to Financial Statements (continued)

			International Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$19,354,221	$–	$19,354,221
Total	$19,354,221	$–	$19,354,221

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$19,354,221	$–	$–	$(19,354,221)	$–
Total	$19,354,221	$–	$–	$(19,354,221)	$–

		International Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$21,567,097	$–	$21,567,097
Total	$21,567,097	$–	$21,567,097

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$21,567,097	$–	$–	$(21,567,097)	$–
Total	$21,567,097	$–	$–	$(21,567,097)	$–

		International Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$24,834,171	$–	$24,834,171
Total	$24,834,171	$–	$24,834,171

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$24,834,171	$–	$–	$(24,834,171)	$–
Total	$24,834,171	$–	$–	$(24,834,171)	$–

Notes to Financial Statements (continued)

		Value Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$43,763,616	$–	$43,763,616
Total	$43,763,616	$–	$43,763,616

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$43,763,616	$–	$–	$(43,763,616)	$–
Total	$43,763,616	$–	$–	$(43,763,616)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2018.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

During the fiscal year through August 8, 2018, the Funds (except Global Select Equity Fund) and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Funds did not utilize the Facility.

Effective August 9, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750

Notes to Financial Statements (continued)

million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Also effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one- third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity. For the period from August 9, 2018 through October 31, 2018, the Funds did not utilize the Facilities.

Effective December 21, 2018, the Participating Funds (including Global Select Equity Fund) entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended October 31, 2018, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

Notes to Financial Statements (continued)

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2018:

Alpha Strategy Fund

Affiliated Issuer	Balance of Shares Held at 10/31/2017	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2018	Fair Value at 10/31/2018	Net Realized Gain 11/1/2017 to 10/31/2018		Dividend Income 11/1/2017 to 10/31/2018	Change in Appreciation (Depreciation) 11/1/2017 to 10/31/2018
Lord Abbett Developing Growth Fund, Inc. – Class I	8,944,374	132,260	(2,535,314)	6,541,320	$207,817,744	$27,997,038		$–	$23,615,501
Lord Abbett Securities Trust – International Opportunities Fund – Class I	10,543,812	615,029	(830,975)	10,327,866	178,981,921	16,116,098	(a)	2,203,600	(50,455,573)
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	5,655,547	949,947	(1,421,042)	5,184,452	102,859,528	18,518,886	(b)	–	90,031
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	3,081,414	635,563	(315,296)	3,401,681	104,193,489	22,133,603	(c)	–	(21,628,965)
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	8,475,488	1,082,038	(892,605)	8,664,921	210,210,974	18,141,554	(d)	196,588	(12,958,237)
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10,446,416	730,299	(875,837)	10,300,878	209,004,807	18,651,979	(e)	534,460	(18,672,629)
Total					$1,013,068,463	$121,559,158		$2,934,648	$(80,009,872)

(a)	Includes $7,570,233 of distributed capital gains.
(b)	Includes $15,275,633 of distributed capital gains.
(c)	Includes $18,582,748 of distributed capital gains.
(d)	Includes $24,168,834 of distributed capital gains.
(e)	Includes $13,022,231 of distributed capital gains.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Fundamental Equity Fund, Global Equity Research Fund, Global Select Equity Fund, Growth Leaders Fund, International Equity Fund and International Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Fundamental Equity Fund, Global Select Equity Fund, Growth Leaders Fund, International Equity Fund,

Notes to Financial Statements (continued)

International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style, Alpha Strategy Fund, International Equity Fund, International Opportunities Fund, Global Equity Research Fund, and Global Select Equity Fund employ a blended growth investing and value investing style, and Fundamental Equity Fund, International Value Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Equity Research Fund, Global Select Equity Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

International Value Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Value Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Global Select Equity Fund was recently organized, and there can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. The Fund is subject to the general risks and considerations associated with investing in structured securities. The Fund’s investments in structured securities involve the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as additional risks. The Fund is also subject to the general risks and considerations associated with investing in fixed income securities, including high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. The value of a fixed income investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. High-yield securities are subject to greater price fluctuations, as well as additional risks. In addition, the Fund is also subject to the general risks and considerations associated with investing in convertible securities. Convertible securities are often more volatile than other fixed income securities, and are subject to risks affecting both equity and fixed income securities, such as market, credit, liquidity, and interest rate risk.

Notes to Financial Statements (continued)

Global Select Equity Fund and Global Equity Research Fund are subject to the general risks and considerations associated with investments in ETFs, which are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities held by the ETF. Investments in ETFs also involve the risk that there will be little to no active trading market for the ETF shares, or that the ETF shares will sell at a significant premium or discount to the ETF’s NAV. ETFs typically incur fees that are separate from those fees incurred directly by a Fund, and therefore a Fund and its shareholders will absorb two levels of fees with respect to investments in ETFs.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,870,033	$52,269,288	3,109,470	$81,154,987
Converted from Class B*	43,607	1,204,943	91,319	2,430,130
Converted from Class C**	1,452,347	41,139,611	–	–
Reinvestment of distributions	1,770,521	46,865,694	1,949,482	48,717,559
Shares reacquired	(3,688,359)	(103,580,190)	(7,053,721)	(185,107,238)
Increase (decrease)	1,448,149	$37,899,346	(1,903,450)	$(52,804,562)

Class B Shares
Shares sold	335	$8,176	16,793	$376,234
Reinvestment of distributions	5,900	134,928	21,576	477,251
Shares reacquired	(7,603)	(179,460)	(85,368)	(1,990,374)
Converted to Class A*	(50,389)	(1,204,943)	(103,324)	(2,430,130)
Decrease	(51,757)	$(1,241,299)	(150,323)	$(3,567,019)

Class C Shares
Shares sold	615,183	$14,476,188	1,824,966	$40,677,160
Reinvestment of distributions	1,082,813	24,309,161	1,218,848	26,522,150
Shares reacquired	(2,680,058)	(63,371,621)	(5,650,589)	(129,140,015)
Converted to Class A**	(1,718,813)	(41,139,611)	–	–
Decrease	(2,700,875)	$(65,725,883)	(2,606,775)	$(61,940,705)

Class F Shares
Shares sold	1,845,730	$52,097,912	3,927,500	$103,766,217
Reinvestment of distributions	704,033	18,741,346	826,161	20,711,860
Shares reacquired	(3,459,909)	(98,432,682)	(5,086,604)	(137,644,375)
Decrease	(910,146)	$(27,593,424)	(332,943)	$(13,166,298)

Class F3 Shares(a)
Shares sold	321,691	$9,219,138	1,205,982	$35,173,388
Reinvestment of distributions	138,530	3,752,805	–	–
Shares reacquired	(402,350)	(11,608,718)	(31,398)	(916,517)
Increase	57,871	$1,363,225	1,174,584	$34,256,871

Class I Shares
Shares sold	1,177,276	$34,391,878	90,902	$2,411,783
Reinvestment of distributions	370,263	10,023,011	261,892	6,659,921
Shares reacquired	(689,580)	(20,426,393)	(586,822)	(15,623,920)
Increase (decrease)	857,959	$23,988,496	(234,028)	$(6,552,216)

Class R2 Shares
Shares sold	23,799	$629,259	41,069	$1,048,267
Reinvestment of distributions	4,588	117,371	3,215	78,219
Shares reacquired	(38,879)	(1,047,097)	(41,850)	(1,064,793)
Increase (decrease)	(10,492)	$(300,467)	2,434	$61,693

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	165,060	$4,547,019	674,580	$16,969,568
Reinvestment of distributions	138,073	3,558,134	156,331	3,823,860
Shares reacquired	(371,972)	(10,212,613)	(1,000,580)	(25,430,905)
Decrease	(68,839)	$(2,107,460)	(169,669)	$(4,637,477)

Class R4 Shares
Shares sold	84,744	$2,369,149	66,835	$1,777,722
Reinvestment of distributions	7,976	210,797	1,344	33,521
Shares reacquired	(40,129)	(1,138,335)	(9,745)	(256,025)
Increase	52,591	$1,441,611	58,434	$1,555,218

Class R5 Shares
Shares sold	1,661	$46,499	3,002	$78,669
Reinvestment of distributions	338	9,146	41	1,052
Shares reacquired	(964)	(27,243)	(559)	(15,133)
Increase	1,035	$28,402	2,484	$64,588

Class R6 Shares
Shares sold	27,495	$797,002	258,269	$6,836,987
Reinvestment of distributions	6,499	176,126	3,172	80,661
Shares reacquired	(32,164)	(941,732)	(156,472)	(4,143,516)
Increase	1,830	$31,396	104,969	$2,774,132

Fundamental Equity Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,647,051	$60,004,778	11,975,632	$157,615,707
Converted from Class B*	260,352	3,410,227	722,696	9,627,804
Converted from Class C**	10,076,645	128,599,381	–	–
Reinvestment of distributions	13,379,198	166,838,595	6,472,253	81,162,052
Shares reacquired	(26,205,562)	(340,348,754)	(38,702,286)	(511,573,624)
Increase (decrease)	2,157,684	$18,504,227	(19,531,705)	$(263,168,061)

Class B Shares
Shares sold	1,754	$20,340	112,888	$1,346,025
Reinvestment of distributions	36,509	415,107	59,411	682,631
Shares reacquired	(68,976)	(816,052)	(456,545)	(5,455,258)
Converted to Class A*	(285,974)	(3,410,227)	(791,384)	(9,627,804)
Decrease	(316,687)	$(3,790,832)	(1,075,630)	$(13,054,406)

Class C Shares
Shares sold	1,053,621	$12,071,598	2,570,699	$30,290,717
Reinvestment of distributions	4,328,315	48,260,717	1,955,101	22,190,394
Shares reacquired	(8,681,134)	(100,497,860)	(17,195,480)	(205,284,114)
Converted to Class A**	(11,320,838)	(128,599,381)	–	–
Decrease	(14,620,036)	$(168,764,926)	(12,669,680)	$(152,803,003)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	3,432,610	$43,871,503	8,808,251	$115,446,545
Reinvestment of distributions	2,128,336	26,242,388	1,136,362	14,102,246
Shares reacquired	(9,098,527)	(119,945,927)	(11,057,531)	(145,753,802)
Decrease	(3,537,581)	$(49,832,036)	(1,112,918)	$(16,205,011)

Class F3 Shares(a)
Shares sold	596,063	$7,822,373	1,525,927	$21,173,957
Reinvestment of distributions	190,922	2,397,983	–	–
Shares reacquired	(652,230)	(8,547,974)	(74,463)	(1,049,765)
Increase	134,755	$1,672,382	1,451,464	$20,124,192

Class I Shares
Shares sold	3,620,436	$50,326,688	832,713	$11,100,620
Reinvestment of distributions	1,427,475	17,886,267	551,292	6,940,763
Shares reacquired	(6,312,018)	(81,527,965)	(4,127,916)	(54,981,367)
Decrease	(1,264,107)	$(13,315,010)	(2,743,911)	$(36,939,984)

Class P Shares
Shares sold	36,041	$463,235	110,745	$1,430,831
Reinvestment of distributions	65,899	807,264	45,374	559,462
Shares reacquired	(162,988)	(2,090,725)	(515,777)	(6,780,252)
Decrease	(61,048)	$(820,226)	(359,658)	$(4,789,959)

Class R2 Shares
Shares sold	112,829	$1,410,764	160,120	$2,076,939
Reinvestment of distributions	42,300	516,060	18,731	230,384
Shares reacquired	(453,456)	(5,703,198)	(237,404)	(3,117,459)
Decrease	(298,327)	$(3,776,374)	(58,553)	$(810,136)

Class R3 Shares
Shares sold	763,949	$9,743,012	1,995,556	$25,845,220
Reinvestment of distributions	1,355,598	16,619,632	643,368	7,945,598
Shares reacquired	(3,397,269)	(43,619,506)	(4,724,568)	(61,392,534)
Decrease	(1,277,722)	$(17,256,862)	(2,085,644)	$(27,601,716)

Class R4 Shares
Shares sold	149,144	$1,899,430	342,273	$4,501,755
Reinvestment of distributions	34,315	425,857	529	6,607
Shares reacquired	(85,314)	(1,116,779)	(40,157)	(537,864)
Increase	98,145	$1,208,508	302,645	$3,970,498

Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	43,091	$565,771	64,624	$886,447
Reinvestment of distributions	9,830	123,159	556	7,002
Shares reacquired	(63,722)	(829,097)	(688)	(9,056)
Increase (decrease)	(10,801)	$(140,167)	64,492	$884,393

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	1,101,282	$14,550,728	821,770	$11,033,392
Reinvestment of distributions	21,668	272,365	1,814	22,872
Shares reacquired	(259,946)	(3,415,264)	(377,404)	(5,011,658)
Increase	863,004	$11,407,829	446,180	$6,044,606

Global Equity Research Fund	Year Ended October 31, 2018		Year Ended October 31, 2017(c)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	143,190	$1,673,698	145,234	$1,474,024
Reinvestment of distributions	8,216	91,602	–	–
Shares reacquired	(9,399)	(109,327)	(1,305)	(15,076)
Increase	142,007	$1,655,973	143,929	$1,458,948

Class C Shares
Shares sold	36,933	$423,196	29,167	$316,100
Reinvestment of distributions	1,631	18,120	–	–
Shares reacquired	(3,091)	(35,569)	2	24
Increase	35,473	$405,747	29,169	$316,124

Class F Shares
Shares sold	7,247	$85,309	101,563	$1,020,000
Reinvestment of distributions	5,924	66,057	–	–
Shares reacquired	(4,774)	(56,400)	–	–
Increase	8,397	$94,966	101,563	$1,020,000

Class F3 Shares(a)
Shares sold	–	$–	973	$10,000
Reinvestment of distributions	58	645	–	–
Increase	58	$645	973	$10,000

Class I Shares
Shares sold	–	$–	98,000	$980,000
Reinvestment of distributions	5,806	64,739	–	–
Increase	5,806	$64,739	98,000	$980,000

Class R2 Shares
Shares sold	–	$–	1,000	$10,000
Reinvestment of distributions	54	598	–	–
Increase	54	$598	1,000	$10,000

Class R3 Shares
Shares sold	14,043	$156,652	1,000	$10,000
Reinvestment of distributions	54	608	–	–
Increase	14,097	$157,260	1,000	$10,000

Class R4 Shares
Shares sold	–	$–	1,000	$10,000
Reinvestment of distributions	57	635	–	–
Increase	57	$635	1,000	$10,000

Notes to Financial Statements (continued)

Global Equity Research Fund	Year Ended October 31, 2018		Year Ended October 31, 2017(c)
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	1,000	$10,000
Reinvestment of distributions	59.24	661	–	–
Increase	59.24	$661	1,000	$10,000

Class R6 Shares
Shares sold	36,639	$425,343	1,000	$10,000
Reinvestment of distributions	59	662	–	–
Shares reacquired	(16,120)	(190,762)	–	–
Increase	20,578	$235,243	1,000	$10,000

Global Select Equity Fund	Period Ended October 31, 2018(d)
Class A Shares	Shares	Amount
Shares sold	33,534	$505,944
Shares reacquired	–	–
Increase	33,534	$505,944

Class C Shares
Shares sold	7,333	$110,000
Increase	7,333	$110,000

Class F Shares
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Class F3 Shares(a)
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Class I Shares
Shares sold	7,333	$110,000
Increase	7,333	$110,000

Class R3 Shares
Shares sold	667	$10,000
Increase (decrease)	667	$10,000

Class R4 Shares
Shares sold	667	$10,000
Increase	667	$10,000

Class R5 Shares
Shares sold	667	$10,000
Increase	667	$10,000

Class R6 Shares
Shares sold	33,333	$500,000
Increase	33,333	$500,000

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Growth Leaders Fund	October 31, 2018		October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,604,490	$295,802,345	7,931,175	$196,588,636
Converted from Class B*	14,514	424,927	59,778	1,497,195
Converted from Class C**	528,427	16,400,646	–	–
Reinvestment of distributions	1,584,050	44,179,019	–	–
Shares reacquired	(7,568,897)	(228,881,490)	(15,440,364)	(377,323,787)
Increase (decrease)	4,162,584	$127,925,447	(7,449,411)	$(179,237,956)

Class B Shares
Shares sold	1,178	$33,058	28,290	$647,182
Reinvestment of distributions	1,308	35,078	–	–
Shares reacquired	(8,242)	(228,900)	(50,682)	(1,179,634)
Converted to Class A*	(15,117)	(424,927)	(61,764)	(1,497,195)
Decrease	(20,873)	$(585,691)	(84,156)	$(2,029,647)

Class C Shares
Shares sold	5,460,620	$159,429,794	3,399,612	$80,830,324
Reinvestment of distributions	1,183,828	31,383,285	–	–
Shares reacquired	(3,859,343)	(110,771,847)	(6,879,303)	(162,537,212)
Converted to Class A**	(558,086)	(16,400,646)	–	–
Increase (decrease)	2,227,019	$63,640,586	(3,479,691)	$(81,706,888)

Class F Shares
Shares sold	17,501,695	$549,574,276	17,571,668	$439,140,184
Reinvestment of distributions	1,835,770	51,750,348	–	–
Shares reacquired	(13,487,003)	(408,607,021)	(13,669,910)	(342,521,042)
Increase	5,850,462	$192,717,603	3,901,758	$96,619,142

Class F3 Shares(a)
Shares sold	976,867	$31,289,449	662,664	$18,160,251
Reinvestment of distributions	42,489	1,206,691	–	–
Shares reacquired	(201,574)	(6,370,544)	(23,101)	(644,826)
Increase	817,782	$26,125,596	639,563	$17,515,425

Class I Shares
Shares sold	23,029,220	$685,229,877	7,885,817	$216,679,537
Reinvestment of distributions	1,584,374	44,901,163	–	–
Shares reacquired	(11,818,081)	(374,339,282)	(1,893,554)	(48,316,246)
Increase	12,795,513	$355,791,758	5,992,263	$168,363,291

Class R2 Shares
Shares sold	23,515	$698,985	15,974	$406,476
Reinvestment of distributions	914	25,321	–	–
Shares reacquired	(41,293)	(1,239,222)	(10,689)	(269,819)
Increase (decrease)	(16,864)	$(514,916)	5,285	$136,657

Class R3 Shares
Shares sold	127,072	$3,830,565	475,832	$11,260,644
Reinvestment of distributions	30,768	848,878	–	–
Shares reacquired	(103,562)	(3,078,176)	(618,911)	(14,815,355)
Increase (decrease)	54,278	$1,601,267	(143,079)	$(3,554,711)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Growth Leaders Fund	October 31, 2018		October 31, 2017
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	136,733	$4,073,936	138,847	$3,473,448
Reinvestment of distributions	2,934	81,852	–	–
Shares reacquired	(89,092)	(2,726,520)	(54,061)	(1,346,145)
Increase	50,575	$1,429,268	84,786	$2,127,303

Class R5 Shares
Shares sold	101,558	$3,223,727	74,222	$1,781,933
Reinvestment of distributions	12,681	359,518	–	–
Shares reacquired	(28,772)	(921,677)	(39,672)	(1,002,338)
Increase	85,467	$2,661,568	34,550	$779,595

Class R6 Shares
Shares sold	265,609	$8,153,873	851,135	$21,514,752
Reinvestment of distributions	16,015	454,826	–	–
Shares reacquired	(148,018)	(4,536,930)	(209,704)	(5,305,493)
Increase	133,606	$4,071,769	641,431	$16,209,259

Class T Shares(b)
Shares sold	–	$–	369.80	$10,000
Reinvestment of distributions	24	676	–	–
Shares reacquired	(394)	(12,866)	–	–
Increase	(370)	$(12,190)	369.80	$10,000

	Year Ended		Year Ended
International Equity Fund	October 31, 2018		October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,236,145	$17,460,912	3,310,303	$40,811,584
Converted from Class B*	48,794	708,117	129,121	1,639,056
Converted from Class C**	573,667	8,054,696	–	–
Reinvestment of distributions	326,032	4,564,449	447,248	5,223,855
Shares reacquired	(3,361,131)	(47,062,367)	(8,622,777)	(106,190,035)
Decrease	(1,176,493)	$(16,274,193)	(4,736,105)	$(58,515,540)

Class B Shares
Shares sold	1,415	$20,866	42,888	$516,368
Reinvestment of distributions	–	–	2,641	30,869
Shares reacquired	(12,140)	(177,854)	(117,854)	(1,437,669)
Converted to Class A*	(48,468)	(708,117)	(129,441)	(1,639,056)
Decrease	(59,193)	$(865,105)	(201,766)	$(2,529,488)

Class C Shares
Shares sold	163,874	$2,286,258	820,339	$9,877,303
Reinvestment of distributions	22,275	309,851	33,477	388,336
Shares reacquired	(385,674)	(5,369,261)	(1,688,417)	(20,559,501)
Converted to Class A**	(579,462)	(8,054,696)	–	–
Decrease	(778,987)	$(10,827,848)	(834,601)	$(10,293,862)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Equity Fund	October 31, 2018		October 31, 2017
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,535,804	$22,336,524	1,302,365	$16,150,352
Reinvestment of distributions	92,251	1,283,206	122,092	1,415,048
Shares reacquired	(1,340,813)	(18,704,273)	(2,137,167)	(27,227,102)
Increase (decrease)	287,242	$4,915,457	(712,710)	$(9,661,702)

Class F3 Shares(a)
Shares sold	161,656	$2,292,383	435,635	$6,064,778
Reinvestment of distributions	9,219	130,173	–	–
Shares reacquired	(168,705)	(2,378,544)	(25,316)	(358,401)
Increase	2,170	$44,012	410,319	$5,706,377

Class I Shares
Shares sold	8,499,390	$127,977,355	11,223,979	$140,800,604
Reinvestment of distributions	436,381	6,152,969	305,429	3,588,786
Shares reacquired	(6,970,359)	(100,322,507)	(4,211,965)	(55,197,716)
Increase	1,965,412	$33,807,817	7,317,443	$89,191,674

Class P Shares
Shares sold	102	$1,431	310	$3,924
Reinvestment of distributions	114	1,601	161	1,887
Shares reacquired	(3,295)	(46,733)	(2,024)	(24,963)
Decrease	(3,079)	$(43,701)	(1,553)	$(19,152)

Class R2 Shares
Shares sold	6,083	$84,461	31,502	$389,733
Reinvestment of distributions	202	2,823	389	4,538
Shares reacquired	(23,757)	(335,911)	(26,710)	(351,213)
Increase (decrease)	(17,472)	$(248,627)	5,181	$43,058

Class R3 Shares
Shares sold	132,585	$1,824,124	849,999	$10,191,511
Reinvestment of distributions	15,836	218,531	25,459	293,038
Shares reacquired	(314,534)	(4,429,590)	(1,223,807)	(14,868,875)
Decrease	(166,113)	$(2,386,935)	(348,349)	$(4,384,326)

Class R4 Shares
Shares sold	50,212	$696,967	44,437	$576,589
Reinvestment of distributions	932	13,007	18	206
Shares reacquired	(14,435)	(196,042)	(3,841)	(51,422)
Increase	36,709	$513,932	40,614	$525,373

Class R5 Shares
Shares sold	699	$9,810	13,554	$176,798
Reinvestment of distributions	112	1,577	19	227
Shares reacquired	(176)	(2,338)	(9,351)	(130,351)
Increase	635	$9,049	4,222	$46,674

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Equity Fund	October 31, 2018		October 31, 2017
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	13,520	$195,477	654,042	$8,195,907
Reinvestment of distributions	291	4,104	22,976	270,198
Shares reacquired	(13,130)	(178,874)	(1,348,047)	(18,428,851)
Increase (decrease)	681	$20,707	(671,029)	$(9,962,746)

	Year Ended		Year Ended
International Opportunities Fund	October 31, 2018		October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,791,816	$78,046,760	4,126,454	$75,759,160
Converted from Class B*	14,113	294,987	42,315	749,394
Converted from Class C**	255,740	5,121,679	–	–
Reinvestment of distributions	390,077	7,852,262	59,795	926,825
Shares reacquired	(3,327,355)	(65,449,930)	(4,573,291)	(78,973,927)
Increase (decrease)	1,124,391	$25,865,758	(344,727)	$(1,538,548)

Class B Shares
Shares sold	295	$5,868	18,668	$292,509
Reinvestment of distributions	624	11,927	–	–
Shares reacquired	(6,247)	(121,064)	(45,501)	(722,178)
Converted to Class A*	(14,902)	(294,987)	(44,673)	(749,394)
Decrease	(20,230)	$(398,256)	(71,506)	$(1,179,063)

Class C Shares
Shares sold	1,123,770	$21,751,536	1,025,469	$17,829,814
Reinvestment of distributions	87,788	1,648,650	–	–
Shares reacquired	(793,632)	(14,350,152)	(821,092)	(13,164,796)
Converted to Class A**	(274,948)	(5,121,679)	–	–
Increase	142,978	$3,928,355	204,377	$4,665,018

Class F Shares
Shares sold	10,262,873	$208,273,834	11,084,635	$207,736,480
Reinvestment of distributions	439,896	8,771,526	41,462	636,438
Shares reacquired	(11,105,692)	(217,392,617)	(3,918,729)	(70,342,495)
Increase (decrease)	(402,923)	$(347,257)	7,207,368	$138,030,423

Class F3 Shares(a)
Shares sold	770,433	$16,207,528	864,295	$18,041,630
Reinvestment of distributions	41,820	866,530	–	–
Shares reacquired	(379,588)	(7,704,620)	(22,341)	(462,714)
Increase	432,665	$9,369,438	841,954	$17,578,916

Class I Shares
Shares sold	4,298,679	$90,677,405	743,697	$14,491,452
Reinvestment of distributions	598,426	12,363,488	149,643	2,376,338
Shares reacquired	(2,909,221)	(59,191,315)	(5,395,517)	(98,826,682)
Increase (decrease)	1,987,884	$43,849,578	(4,502,177)	$(81,958,892)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Opportunities Fund	October 31, 2018		October 31, 2017
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	528	$10,849	3,836	$75,619
Reinvestment of distributions	448	9,228	71	1,121
Shares reacquired	(4,042)	(80,087)	(15,294)	(263,864)
Decrease	(3,066)	$(60,010)	(11,387)	$(187,124)

Class R2 Shares
Shares sold	121,668	$2,445,272	171,021	$3,002,866
Reinvestment of distributions	6,326	125,439	346	5,286
Shares reacquired	(172,548)	(3,418,345)	(75,228)	(1,378,339)
Increase (decrease)	(44,554)	$(847,634)	96,139	$1,629,813

Class R3 Shares
Shares sold	2,093,925	$40,798,328	446,981	$7,379,921
Reinvestment of distributions	21,383	423,380	7,109	108,339
Shares reacquired	(436,082)	(8,287,064)	(1,118,183)	(18,248,411)
Increase (decrease)	1,679,226	$32,934,644	(664,093)	$(10,760,151)

Class R4 Shares
Shares sold	243,368	$4,928,799	64,606	$1,137,090
Reinvestment of distributions	6,950	139,483	894	13,808
Shares reacquired	(76,619)	(1,531,592)	(22,177)	(404,594)
Increase	173,699	$3,536,690	43,323	$746,304

Class R5 Shares
Shares sold	2,274,993	$46,858,730	46,697	$836,481
Reinvestment of distributions	8,890	183,658	1,676	26,598
Shares reacquired	(188,683)	(3,644,178)	(22,215)	(390,775)
Increase	2,095,200	$43,398,210	26,158	$472,304

Class R6 Shares
Shares sold	1,560,179	$31,251,967	999,275	$17,948,134
Reinvestment of distributions	23,015	476,864	1,438	22,874
Shares reacquired	(412,178)	(8,383,651)	(310,945)	(5,798,689)
Increase	1,171,016	$23,345,180	689,768	$12,172,319

	Year Ended		Year Ended
International Value Fund	October 31, 2018		October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,207,847	$40,176,113	6,485,431	$46,305,984
Converted from Class C**	158,472	1,206,675	–	–
Reinvestment of distributions	1,376,292	10,224,043	1,755,834	12,484,951
Shares reacquired	(11,758,106)	(89,149,348)	(22,631,140)	(158,910,334)
Decrease	(5,015,495)	$(37,542,517)	(14,389,875)	$(100,119,399)

Class C Shares
Shares sold	418,896	$3,229,121	831,304	$5,865,384
Reinvestment of distributions	162,624	1,193,240	250,059	1,761,236
Shares reacquired	(2,606,242)	(19,600,669)	(4,986,668)	(34,725,287)
Converted to Class A**	(159,939)	(1,206,675)	–	–
Decrease	(2,184,661)	$(16,384,983)	(3,905,305)	$(27,098,667)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
International Value Fund	October 31, 2018		October 31, 2017
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	2,138,303	$16,378,487	8,783,489	$61,973,453
Reinvestment of distributions	239,902	1,790,236	494,071	3,529,511
Shares reacquired	(6,809,285)	(51,614,968)	(13,329,410)	(95,895,759)
Decrease	(4,431,080)	$(33,446,245)	(4,051,850)	$(30,392,795)

Class F3 Shares(a)
Shares sold	1,551,046	$11,990,602	3,630,278	$27,903,943
Reinvestment of distributions	132,679	990,336	369	2,726
Shares reacquired	(1,255,570)	(9,544,659)	(82,595)	(635,688)
Increase	428,155	$3,436,279	3,548,052	$27,270,981

Class I Shares
Shares sold	7,964,216	$63,667,743	2,979,731	$20,460,928
Reinvestment of distributions	1,600,547	11,997,358	2,717,644	19,303,808
Shares reacquired	(25,061,163)	(202,326,313)	(49,657,563)	(353,598,897)
Decrease	(15,496,400)	$(126,661,212)	(43,960,188)	$(313,834,161)

Class R2 Shares
Shares sold	17,407	$135,670	18,235	$133,259
Reinvestment of distributions	100	755	610	4,392
Shares reacquired	(39,807)	(313,246)	(42,090)	(311,882)
Decrease	(22,300)	$(176,821)	(23,245)	$(174,231)

Class R3 Shares
Shares sold	154,895	$1,203,207	363,153	$2,586,946
Reinvestment of distributions	33,656	252,602	56,050	402,869
Shares reacquired	(713,870)	(5,585,575)	(620,131)	(4,465,451)
Decrease	(525,319)	$(4,129,766)	(200,928)	$(1,475,636)

Class R4 Shares
Shares sold	5,059	$38,604	3,533	$25,796
Reinvestment of distributions	138	1,016	107	777
Shares reacquired	(4,177)	(32,990)	(31)	(230)
Increase	1,020	$6,630	3,609	$26,343

Class R5 Shares
Reinvestment of distributions	46	$350	51	$359
Increase	46	$350	51	$359

Class R6 Shares
Shares sold	14,505	$113,409	570,728	$4,064,569
Reinvestment of distributions	120	895	50	360
Shares reacquired	(45,515)	(336,794)	(281,592)	(2,043,493)
Increase (decrease)	(30,890)	$(222,490)	289,186	$2,021,436

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Value Opportunities Fund	October 31, 2018		October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,097,314	$103,331,408	14,956,159	$294,795,077
Converted from Class B*	67,035	1,347,953	194,601	3,880,914
Converted from Class C**	2,309,581	46,502,865	–	–
Reinvestment of distributions	2,967,656	58,136,378	2,847,532	54,701,088
Shares reacquired	(12,556,805)	(253,996,568)	(19,187,356)	(379,313,788)
Decrease	(2,115,219)	$(44,677,964)	(1,189,064)	$(25,936,709)

Class B Shares
Shares sold	618	$11,142	59,349	$1,055,022
Reinvestment of distributions	7,051	123,527	22,165	386,337
Shares reacquired	(45,376)	(803,504)	(175,082)	(3,117,461)
Converted to Class A*	(75,049)	(1,347,953)	(215,228)	(3,880,914)
Decrease	(112,756)	$(2,016,788)	(308,796)	$(5,557,016)

Class C Shares
Shares sold	1,046,741	$18,930,616	4,452,277	$79,488,866
Reinvestment of distributions	1,189,807	20,845,426	1,090,878	19,024,913
Shares reacquired	(4,503,818)	(81,220,548)	(6,735,277)	(120,522,668)
Converted to Class A**	(2,590,713)	(46,502,865)	–	–
Decrease	(4,857,983)	$(87,947,371)	(1,192,122)	$(22,008,889)

Class F Shares
Shares sold	4,663,703	$96,211,632	28,859,129	$579,972,620
Reinvestment of distributions	1,192,507	23,814,365	1,911,365	37,348,068
Shares reacquired	(24,372,019)	(509,258,137)	(27,040,846)	(557,652,369)
Increase (decrease)	(18,515,809)	$(389,232,140)	3,729,648	$59,668,319

Class F3 Shares(a)
Shares sold	5,167,347	$108,712,513	14,814,033	$318,067,067
Reinvestment of distributions	943,618	19,249,817	–	–
Shares reacquired	(4,428,548)	(93,938,954)	(247,076)	(5,320,900)
Increase	1,682,417	$34,023,376	14,566,957	$312,746,167

Class I Shares
Shares sold	18,713,045	$399,345,664	1,697,747	$34,804,576
Reinvestment of distributions	2,101,916	42,731,941	1,350,263	26,856,722
Shares reacquired	(17,000,755)	(356,733,506)	(8,621,263)	(175,810,661)
Increase (decrease)	3,814,206	$85,344,099	(5,573,253)	$(114,149,363)

Class P Shares
Shares sold	127,397	$2,536,477	229,998	$4,479,938
Reinvestment of distributions	103,983	2,001,669	115,181	2,180,377
Shares reacquired	(542,476)	(10,876,660)	(643,659)	(12,515,997)
Decrease	(311,096)	$(6,338,514)	(298,480)	$(5,855,682)

Class R2 Shares
Shares sold	93,017	$1,794,588	276,031	$5,186,783
Reinvestment of distributions	20,114	379,155	10,482	194,856
Shares reacquired	(172,086)	(3,350,406)	(175,343)	(3,344,088)
Increase (decrease)	(58,955)	$(1,176,663)	111,170	$2,037,551

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
Value Opportunities Fund	October 31, 2018		October 31, 2017
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	1,009,089	$19,338,047	1,202,384	$23,097,186
Reinvestment of distributions	283,687	5,401,401	320,069	6,001,300
Shares reacquired	(1,574,267)	(30,893,450)	(2,521,489)	(48,623,436)
Decrease	(281,491)	$(6,154,002)	(999,036)	$(19,524,950)

Class R4 Shares
Shares sold	369,737	$7,537,452	3,332,890	$65,797,842
Reinvestment of distributions	184,222	3,603,380	9,606	184,434
Shares reacquired	(832,606)	(16,853,380)	(424,376)	(8,450,221)
Increase (decrease)	(278,647)	$(5,712,548)	2,918,120	$57,532,055

Class R5 Shares
Shares sold	72,934	$1,524,533	526,601	$10,928,827
Reinvestment of distributions	14,881	302,820	127,567	2,538,584
Shares reacquired	(229,612)	(4,802,800)	(2,599,278)	(53,142,249)
Decrease	(141,797)	$(2,975,447)	(1,945,110)	$(39,674,838)

Class R6 Shares
Shares sold	1,138,616	$23,873,695	2,752,138	$56,356,795
Reinvestment of distributions	283,349	5,780,327	178,818	3,563,847
Shares reacquired	(1,630,871)	(34,274,379)	(994,028)	(20,462,619)
Increase (decrease)	(208,906)	$(4,620,357)	1,936,928	$39,458,023

Class T Shares(b)
Shares sold	–	$–	499	$10,000
Reinvestment of distributions	33	637	–	–
Shares reacquired	(532)	(10,999)	–	–
Increase (decrease)	(499)	$(10,362)	499	$10,000

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.
(b)	Commenced on July 28, 2017.
(c)	Commenced on January 17, 2017.
(d)	Commenced on July 30, 2018.

16.	SUBSEQUENT EVENT

On October 31, 2018, the Board approved a proposal to reorganize Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”), a Fund of Equity Trust, into the Fundamental Equity Fund to create a single larger fund. The reorganization requires the approval of Calibrated Large Cap Value Fund’s shareholders at a future shareholder meeting.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Research Fund (formerly Lord Abbett Global Core Equity Fund), Lord Abbett Global Select Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund (formerly Lord Abbett International Dividend Income Fund), and Lord Abbett Value Opportunities Fund, nine of the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Trust, except Lord Abbett Global Equity Research, and Lord Abbett Global Select Equity Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above of the Trust as of October 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Securities Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Lord Abbett Global Equity Research Fund	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period January 17, 2017 (commencement of operations) through October 31, 2017
Lord Abbett Global Select Equity Fund	For the period from July 30, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2018, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc.-Class I	20.51%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	17.67%
Lord Abbett Securities Trust-Micro-Cap Growth Fund-Class I	10.15%
Lord Abbett Securities Trust-Micro-Cap Value Fund-Class I	10.29%
Lord Abbett Research Fund, Inc.-Small-Cap Value Fund-Class I	20.75%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	20.63%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2018, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888–522–2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Insperity, Inc.	2.27%
Planet Fitness, Inc. Class A	2.22%
AeroVironment, Inc.	2.19%
Grand Canyon Education, Inc.	2.14%
World Wrestling Entertainment, Inc. Class A	2.03%
Insulet Corp.	1.98%
Glaukos Corp.	1.88%
Penumbra, Inc.	1.83%
Cactus, Inc. Class A	1.75%
Trade Desk, Inc. (The) Class A	1.67%

Holdings by Sector*	% of Investments
Communication Services	4.21%
Consumer Discretionary	15.60%
Consumer Staples	1.87%
Energy	1.75%
Financials	6.61%
Health Care	25.61%
Industrials	14.17%
Information Technology	25.68%
Repurchase Agreement	4.50%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

International Opportunities Fund

Ten Largest Holdings	% of Investments
Applus Services SA	2.26%
Korian SA	2.14%
Entertainment One Ltd.	2.01%
Coca-Cola Amatil Ltd.	1.99%
Britvic plc	1.96%
SHO-BOND Holdings Co., Ltd.	1.88%
B&M European Value Retail SA	1.84%
Buzzi Unicem SpA	1.83%
UDG Healthcare plc	1.72%
C&C Group plc	1.69%

Holdings by Sector*	% of Investments
Communication Services	4.83%
Consumer Discretionary	15.44%
Consumer Staples	10.03%
Energy	3.53%
Financials	13.00%
Health Care	8.77%
Industrials	19.44%
Information Technology	6.13%
Materials	6.15%
Real Estate	7.45%
Utilities	2.44%
Repurchase Agreement	2.79%
Total	100.00%

*	A sector may comprise several industries.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Tactile Systems Technology, Inc.	3.42%
NV5 Global, Inc.	3.11%
Tandem Diabetes Care, Inc.	2.88%
Everbridge, Inc.	2.87%
Malibu Boats, Inc. Class A	2.75%
iRhythm Technologies, Inc.	2.71%
SendGrid, Inc.	2.37%
Myovant Sciences Ltd. (United Kingdom)	2.26%
Talend SA ADR	2.06%
Glaukos Corp.	2.03%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Communication Services	1.74%
Consumer Discretionary	7.18%
Consumer Staples	3.40%
Energy	0.95%
Financials	8.14%
Health Care	35.86%
Industrials	11.21%
Information Technology	26.13%
Materials	0.70%
Repurchase Agreement	4.69%
Total	100.00%

*	A sector may comprise several industries.

Micro Cap Value Fund

Ten Largest Holdings	% of Investments
Cott Corp. (Canada)	4.51%
Chesapeake Utilities Corp.	4.28%
National Commerce Corp.	3.96%
Federal Signal Corp.	3.59%
Gibraltar Industries, Inc.	3.57%
Lawson Products, Inc.	3.51%
Primoris Services Corp.	3.49%
Seacoast Banking Corp. of Florida	3.44%
Connecticut Water Service, Inc.	3.34%
Neenah, Inc.	3.30%

Holdings by Sector*	% of Investments
Communication Services	2.93%
Consumer Discretionary	8.92%
Consumer Staples	4.51%
Energy	1.29%
Financials	22.28%
Health Care	5.23%
Industrials	27.75%
Information Technology	8.49%
Materials	5.69%
Real Estate	2.22%
Utilities	7.62%
Repurchase Agreement	3.07%
Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Conduent, Inc.	3.06%
Cott Corp.	2.86%
Federal Signal Corp.	2.70%
IDACORP, Inc.	2.57%
Wolverine World Wide, Inc.	2.54%
Booz Allen Hamilton Holding Corp.	2.52%
First Merchants Corp.	2.27%
Teledyne Technologies, Inc.	2.22%
Charles River Laboratories International, Inc.	2.22%
Argo Group International Holdings Ltd.	2.14%

Holdings by Sector*	% of Investments
Communication Services	1.07%
Consumer Discretionary	9.93%
Consumer Staples	4.87%
Energy	2.50%
Financials	13.80%
Health Care	15.27%
Industrials	17.59%
Information Technology	18.12%
Materials	9.13%
Real Estate	2.98%
Utilities	2.17%
Repurchase Agreement	2.57%
Total	100.00%

*	A sector may comprise several industries.

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Conduent, Inc.	2.67%
Booz Allen Hamilton Holding Corp.	2.35%
Cullen/Frost Bankers, Inc.	2.18%
Charles River Laboratories International, Inc.	2.01%
NiSource, Inc.	1.99%
CMS Energy Corp.	1.97%
Jacobs Engineering Group, Inc.	1.97%
Amdocs Ltd.	1.91%
Western Alliance Bancorp	1.89%
Fidelity National Information Services, Inc.	1.87%

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector*	% of Investments
Communication Services	2.53%
Consumer Discretionary	8.15%
Consumer Staples	3.79%
Energy	4.96%
Financials	13.71%
Health Care	17.34%
Industrials	12.12%
Information Technology	18.43%
Materials	8.63%
Real Estate	2.84%
Utilities	5.81%
Repurchase Agreement	1.69%
Total	100.00%

*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President in 2018 and Chief Executive Officer in 2018	Managing Partner of Lord Abbett, joined Lord Abbett in 1994.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2011	Partner and Director of Equities, joined Lord Abbett in 2001.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Partner and Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012–2015).

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Jeffrey W. Arricale (1971)	Vice President	Elected in 2018	Deputy Director, Global Equity Research, joined Lord Abbett in 2012.

Vernon T. Bice (1974)	Vice President	Elected in 2016	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President and Assistant Secretary	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

John C. Hardy (1981)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2011.

Jeffrey O. Herzog (1978)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013 and was formerly Senior Economist at Oxford Economics (2012–2013).

Ryan C. Howard (1980)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Devesh Karandikar (1973)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Sue Kim (1975)	Vice President	Elected in 2018	Deputy Director, Global Equity Research, joined Lord Abbett in 2015 and was formerly Director at Harbor Bridge Capital Management, LP (2014–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Asad A. Mawjee (1977)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2016 and was formerly Director at Global Thematic Partners, LLC (2008–2016).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

David B. Ritt (1976)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2006.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Approval of Advisory Contract

At the initial organizational meeting for the Global Select Equity Fund, the Board, including all of the Trustees who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett (the “Agreement”). The Board reviewed materials relating specifically to the Agreement before and at the meeting and before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions. The Independent Trustees also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board as to the Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions, Inc. regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and for certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett on the estimated expense ratios, management fee rates, and other expense components for the Fund; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. In addition, the Board considered its experience with other funds advised by Lord Abbett. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Agreement.

Investment Performance. Because the Fund had not yet begun operations, the Fund did not have any investment performance to review. The Board considered Lord Abbett’s performance and reputation generally and the performance of other Lord Abbett-managed funds overseen by the Board.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the estimated expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the estimated expense level of the Fund related to those of the expense peer group and the amount and nature of the fees to be paid by shareholders. The Board

Approval of Advisory Contract (concluded)

observed that the estimated net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the estimated expense level of the Fund was reasonable and supported the approval of the Agreement.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board did consider that Lord Abbett would be subsidizing the Fund for the near future. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s overall profitability was not excessive.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the breakpoint in the proposed management fee schedule, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett will receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits expected to be enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as will be disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett may receive as a result of Fund brokerage transactions.

Conclusion. After considering all of the relevant factors, the Board unanimously found that approval of the Agreement on behalf of the Fund was in the best interests of the Fund and voted unanimously to approve the Agreement. In considering whether to approve the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Fundamental Equity Fund	56%	57%
Global Equity Research Fund	12%	26%
Growth Leaders Fund	11%	11%
International Equity Fund	–	100%
International Opportunities Fund	–	100%
International Value Fund	–	100%
Value Opportunities Fund	100%	100%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2018, the following amounts represent short-term and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gains
Alpha Strategy Fund	$–	$124,640,000
Fundamental Equity Fund	65,854,237	208,675,974
Global Equity Research Fund	199,167	–
Growth Leaders Fund	126,621,794	65,683,018
International Opportunities Fund	–	29,369,535
Value Opportunities Fund	–	189,303,747

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
International Equity Fund	18,218,914	2,251,685
International Opportunities Fund	19,740,603	2,591,555
International Value Fund	35,404,173	2,847,711

Lord Abbett Securities Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Equity Research Fund

Lord Abbett Global Select Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett International Value Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund
Micro Cap Value Fund

For the fiscal year ended October 31, 2018

Table of Contents

1	A Letter to Shareholders

6	Investment Comparisons

8	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

11	Micro Cap Growth Fund

14	Micro Cap Value Fund

16	Statements of Assets and Liabilities

17	Statements of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Micro Cap Growth Fund

For the fiscal year ended October 31, 2018, the Fund returned 16.32%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 1.09% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index2, rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China.

1

While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25% – 1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00% – 2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Security selection and positioning within the information technology and health care sectors contributed to the Fund’s relative performance during the 12-month period. Within the information technology sector, shares of Everbridge, Inc., a developer of critical event and enterprise safety software solutions, contributed to relative performance during the period. Everbridge delivered successive quarters of strong earnings and revenue growth as it increased its product line-up and critical management deals, expanded internationally, and completed its acquisition of Unified Messaging Systems. Alteryx, Inc., which provides self-service data analytics software, also contributed to relative performance. Shares of Alteryx benefited from increased awareness of its data solutions with little competition, while it introduced several new product initiatives over the course of the period.

Within the health care sector, the Fund’s positioning in Madrigal Pharmaceuticals, Inc. a developer of therapeutic treatments for a multitude of diseases, contributed to relative performance. Shares of Madrigal Pharmaceuticals rose dramatically as the company’s Phase 2 data for its drug MGL 3196, which treats non-alcoholic steatohepatitis (NASH), showed a statistically significant benefit on NASH resolution, and a reduction in markers of fibrosis. Investors’ confidence in a potentially successful Phase 3 trial improved significantly.

Positioning within the communication services sector detracted from the Fund’s performance relative to its benchmark. The Fund’s lack of exposure to the sector, specifically to Boingo Wireless, Inc., which reported strong second quarter 2018 earnings and revenue and the company’s announcement of a lateral acquisition of Elauwit Networks, detracted from performance.

Security selection within the consumer staples sector detracted from performance

2

during the period. While the Fund’s overweight position within the sector contributed to performance as it was the best performing sector within the index, the Fund’s lack of exposure to several rapidly appreciating companies within the sector detracted from relative performance. The Fund’s position in MGP Ingredients, Inc., a manufacturer of food, beverage and specialty ingredients, also detracted from performance. Shares of MGP Ingredients declined after it reported revenue and earnings that failed to meet investors’ expectations, as its sales of premium beverage alcohol declined year-over-year.

Lord Abbett Micro Cap Value Fund

For the fiscal year ended October 31, 2018, the Fund returned 0.11%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Value Index,4 which returned 1.89% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 7.35% during the period, while small cap stocks, as represented by the Russell 2000® Index3 were up 1.85%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25% – 1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00% – 2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Security selection within the industrials and materials sectors detracted from relative performance during the

3

period. Within the industrials sector, the Fund’s holding of American Woodmark Corporation, a manufacturer of kitchen cabinets and vanities for the remodeling and new home construction markets, detracted from relative performance. Shares of American Woodmark came under pressure in February, following negative financial results from Lowe’s Companies, Inc., a retail company specializing in home improvement, of which American Woodmark acts as a key supplier. In addition, American Woodmark’s stock fell following its third quarter financial results in March, which failed to meet analyst estimates. The Fund’s holding of Primoris Services Corp., a specialty construction and infrastructure company, also detracted during the period. Shares of Primoris fell following its second quarter financial results, which, despite exceeding analyst estimates for sales, included earnings that failed to meet the lowest analyst estimates. Within the materials sector, the Fund’s position in Chase Corp., a manufacturer of protective coatings and tape products, was a detractor. Shares of Chase Corp. fell following its first quarter financial results, which showed a decrease in year-over-year operating income and earnings.

Conversely, security selection within the information technology and consumer discretionary sectors contributed to relative performance during the period. Within the information technology sector,

the Fund’s holding of Vishay Precision Group, Inc., a designer, manufacturer, and marketer of foil technology products, contributed. Shares of Vishay rose following its first quarter 2018 financial results, which surpassed analyst estimates, with 2018 fiscal year revenue guidance raised by management. Additionally, the Fund’s position in Plantronics, Inc., a manufacturer and marketer of lightweight communication headsets, contributed to relative performance. Shares of Plantronics rose following its strong fiscal year third quarter financial results in January. In addition, Plantronics agreed to purchase Polycom, Inc., a digital communications company, in March, which was expected to immediately be accretive to projected earnings, sending shares higher. Within the consumer discretionary sector, the Fund’s holding of Oxford Industries, Inc., an international apparel design, sourcing, and marketing company, was a contributor to relative performance. Shares of Oxford rose following third quarter earnings, with earnings per share that surpassed analyst estimates.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

4

1   The Russell Microcap® Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

4   The Russell Microcap® Value Index measures the performance of those Russell Microcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because each Fund’s portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

5

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years
Class A3	9.66%	10.91%	17.53%
Class I4	16.31%	12.24%	18.35%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75%

applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

6

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Value Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2018

	1 Year	5 Years	10 Years
Class A3	-5.65%	7.91%	11.62%
Class I4	0.10%	9.20%	12.40%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2018, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

7

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 through October 31, 2018).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/18 – 10/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 - 10/31/18
Class A
Actual	$1,000.00	$1,042.10	$8.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.99	$8.29
Class I
Actual	$1,000.00	$1,042.00	$8.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.99	$8.29

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.63% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	1.74%
Consumer Discretionary	7.18%
Consumer Staples	3.40%
Energy	0.95%
Financials	8.14%
Health Care	35.86%
Industrials	11.21%
Information Technology	26.13%
Materials	0.70%
Repurchase Agreement	4.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/18	10/31/18	5/1/18 - 10/31/18
Class A
Actual	$1,000.00	$971.20	$8.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.99	$8.29
Class I
Actual	$1,000.00	$971.50	$8.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.99	$8.29

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.63% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2018

Sector*	%**
Communication Services	2.93%
Consumer Discretionary	8.92%
Consumer Staples	4.51%
Energy	1.29%
Financials	22.28%
Health Care	5.23%
Industrials	27.75%
Information Technology	8.49%
Materials	5.69%
Real Estate	2.22%
Utilities	7.62%
Repurchase Agreement	3.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

10

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 94.97%

Aerospace & Defense 1.93%
Aerovironment, Inc.*	31,150	$2,803

Air Freight & Logistics 2.26%
Air Transport Services Group, Inc.*	57,951	1,136
Echo Global Logistics, Inc.*	83,757	2,153
Total		3,289

Banks 4.54%
Bridge Bancorp, Inc.	28,638	850
Bryn Mawr Bank Corp.	34,117	1,363
Byline Bancorp, Inc.*	90,301	1,987
CenterState Bank Corp.	56,092	1,379
Heritage Commerce Corp.	70,538	1,023
Total		6,602

Beverages 1.53%
MGP Ingredients, Inc.	31,256	2,224

Biotechnology 16.13%
Arcus Biosciences, Inc.*	63,473	638
Arena Pharmaceuticals, Inc.*	21,996	784
Audentes Therapeutics, Inc.*	85,869	2,421
CareDx, Inc.*	94,621	2,471
Deciphera Pharmaceuticals,Inc.*	60,714	1,226
Denali Therapeutics, Inc.*	122,916	1,779
Homology Medicines, Inc.*	78,157	1,471
Intellia Therapeutics, Inc.*	48,725	827
Mirati Therapeutics, Inc.*	50,782	1,898
Myovant Sciences Ltd. (United Kingdom)*(a)	155,752	3,275
Nightstar Therapeutics PLC ADR*	53,956	545
Repligen Corp.*	26,432	1,433
Rocket Pharmaceuticals, Inc.*	85,277	1,351
Spark Therapeutics, Inc.*	12,697	571
Surface Oncology, Inc.*	99,534	777
uniQure NV (Netherlands)*(a)	28,912	744
		Fair
		Value
Investments	Shares	(000)
Xencor, Inc.*	37,364	$1,223
Total		23,434

Capital Markets 0.52%
Hamilton Lane, Inc. Class A	19,718	757

Communications Equipment 3.00%
Comtech Telecommunications Corp.	83,302	2,326
Quantenna Communications, Inc.*	113,586	2,040
Total		4,366

Construction & Engineering 3.10%
NV5 Global, Inc.*	57,611	4,498

Electronic Equipment, Instruments & Components 3.51%
Control4 Corp.*	71,945	2,009
OSI Systems, Inc.*	23,069	1,595
Vishay Precision Group, Inc.*	45,940	1,491
Total		5,095

Energy Equipment & Services 0.95%
Solaris Oilfield Infrastructure, Inc. Class A*	104,908	1,385

Food & Staples Retailing 1.86%
Chefs’ Warehouse, Inc. (The)*	80,418	2,704

Health Care Equipment & Supplies 15.07%
AxoGen, Inc.*	20,378	760
ElectroCore LLC*	42,434	426
Glaukos Corp.*	50,780	2,942
iRhythm Technologies, Inc.*	50,761	3,922
Neuronetics, Inc.*	81,802	2,084
Sientra, Inc.*	128,366	2,643
Tactile Systems Technology, Inc.*	75,728	4,959
Tandem Diabetes Care, Inc.*	110,911	4,171
Total		21,907

See Notes to Financial Statements.	11

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Health Care Providers & Services 1.50%
PetIQ, Inc.*	69,043	$2,186

Health Care Technology 1.29%
Inspire Medical Systems, Inc.*	46,607	1,868

Household Durables 2.02%
LGI Homes, Inc.*	27,889	1,194
Lovesac Co. (The)*	91,720	1,746
Total		2,940

Information Technology Services 2.17%
Carbonite, Inc.*	50,773	1,737
Endava PLC ADR*	61,158	1,422
Total		3,159

Insurance 3.05%
Goosehead Insurance, Inc. Class A*	68,481	2,348
Trupanion, Inc.*	82,356	2,080
Total		4,428

Interactive Media & Services 1.73%
Care.com, Inc.*	143,017	2,517

Internet & Direct Marketing Retail 1.01%
Gaia, Inc.*	100,301	1,465

Leisure Products 2.74%
Malibu Boats, Inc. Class A*	98,992	3,979

Machinery 1.84%
DMC Global, Inc.	38,782	1,495
Kornit Digital Ltd. (Israel)*(a)	63,729	1,176
Total		2,671

Metals & Mining 0.70%
Universal Stainless & Alloy Products, Inc.*	51,734	1,016

Pharmaceuticals 1.74%
MyoKardia, Inc.*	47,792	2,530
		Fair
		Value
Investments	Shares	(000)
Professional Services 2.04%
Upwork, Inc.*	73,019	$1,402
Willdan Group, Inc.*	51,948	1,569
Total		2,971

Semiconductors & Semiconductor Equipment 1.28%
Aquantia Corp.*	101,193	967
CEVA, Inc.*	17,331	427
Ichor Holdings Ltd.*	25,997	462
Total		1,856

Software 16.08%
8x8, Inc.*	92,030	1,582
Alteryx, Inc. Class A*	22,971	1,217
Appfolio, Inc. Class A*	19,002	1,085
Appian Corp.*	68,918	1,772
Apptio, Inc. Class A*	63,392	1,642
Everbridge, Inc.*	81,725	4,154
Five9, Inc.*	48,294	1,901
Mimecast Ltd.*	23,248	811
SendGrid, Inc.*	94,313	3,426
SVMK, Inc.*	90,783	972
Talend SA ADR*	48,060	2,977
Upland Software, Inc.*	57,873	1,825
Total		23,364

Specialty Retail 1.38%
At Home Group, Inc.*	73,481	2,009
Total Common Stocks (cost $114,722,083)		138,023

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2018

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 4.67%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $6,900,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $6,923,840; proceeds: $6,787,868 (cost $6,787,633)	$6,788	$6,788
Total Investments in Securities 99.64% (cost $121,509,716)		144,811
Other Assets in Excess of Liabilities 0.36%		523
Net Assets 100.00%		$145,334

ADR	American Depositary Receipt.

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$138,023	$–	$–	$138,023
Short-Term Investment
Repurchase Agreement	–	6,788	–	6,788
Total	$138,023	$6,788	$–	$144,811

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

See Notes to Financial Statements.	13

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 97.46%

Banks 14.84%
Ameris Bancorp	30,574	$1,311
CenterState Bank Corp.	97,834	2,405
FB Financial Corp.	118,537	4,324
First Merchants Corp.	44,421	1,848
National Commerce Corp.*	143,441	5,322
Seacoast Banking Corp. of Florida*	175,434	4,616
Total		19,826

Beverages 4.53%
Cott Corp.	402,730	6,057

Building Products 5.24%
Advanced Drainage Systems, Inc.	79,505	2,209
Gibraltar Industries, Inc.*	134,393	4,790
Total		6,999

Chemicals 2.40%
Chase Corp.	29,705	3,203

Commercial Services & Supplies 3.29%
SP Plus Corp.*	137,584	4,397

Communications Equipment 2.40%
Plantronics, Inc.	54,370	3,206

Construction & Engineering 3.51%
Primoris Services Corp.	221,666	4,693

Consumer Finance 3.02%
EZCORP, Inc. Class A*	405,305	4,029

Electronic Equipment, Instruments & Components 2.56%
Vishay Precision Group, Inc.*	105,580	3,426

Entertainment 2.95%
IMAX Corp. (Canada)*(a)	203,557	3,941
		Fair
		Value
Investments	Shares	(000)
Equity Real Estate Investment Trusts 2.23%
Innovative Industrial Properties, Inc.	72,611	$2,976

Gas Utilities 4.30%
Chesapeake Utilities Corp.	72,340	5,748

Hotels, Restaurants & Leisure 6.49%
Century Casinos, Inc.*	708,166	4,419
Denny’s Corp.*	245,438	4,258
Total		8,677

Insurance 4.55%
Argo Group International Holdings Ltd.	71,055	4,378
Goosehead Insurance, Inc. Class A*	49,687	1,703
Total		6,081

Life Sciences Tools & Services 5.26%
Cambrex Corp.*	71,091	3,789
Codexis, Inc.*	207,978	3,238
Total		7,027

Machinery 10.55%
Blue Bird Corp.*	152,443	2,837
Columbus McKinnon Corp.	90,322	3,318
Federal Signal Corp.	219,441	4,825
Milacron Holdings Corp.*	222,812	3,119
Total		14,099

Oil, Gas & Consumable Fuels 1.30%
Centennial Resource Development, Inc. Class A*	90,481	1,734

Paper & Forest Products 3.32%
Neenah, Inc.	55,187	4,440

Professional Services 1.78%
ICF International, Inc.	32,346	2,382

Semiconductors & Semiconductor Equipment 1.50%
Brooks Automation, Inc.	64,642	2,006

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2018

		Fair
		Value
Investments	Shares	(000)
Software 2.07%
Telaria, Inc.*	945,283	$2,770

Textiles, Apparel & Luxury Goods 2.48%
Oxford Industries, Inc.	37,175	3,308

Trading Companies & Distributors 3.53%
Lawson Products, Inc.*	142,476	4,710

Water Utilities 3.36%
Connecticut Water Service, Inc.	65,000	4,493
Total Common Stocks (cost $110,087,422)		130,228
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.09%

Repurchase Agreement
Repurchase Agreement dated 10/31/2018, 1.25% due 11/1/2018 with Fixed Income Clearing Corp. collateralized by $4,195,000 of U.S. Treasury Note at 2.625% due 6/15/2021; value: $4,209,494; proceeds: $4,126,194 (cost $4,126,051)	$4,126	$4,126
Total Investments in Securities 100.55% (cost $114,213,473)		134,354
Liabilities in Excess of Other Assets (0.55)%		(736)
Net Assets 100.00%		$133,618

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$130,228	$–	$–	$130,228
Short-Term Investment
Repurchase Agreement	–	4,126	–	4,126
Total	$130,228	$4,126	$–	$134,354

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2018.

See Notes to Financial Statements.	15

Statements of Assets and Liabilities

October 31, 2018

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
ASSETS:
Investments in securities, at cost	$121,509,716	$114,213,473
Investments in securities, at fair value	$144,811,360	$134,353,788
Receivables:
Investment securities sold	1,603,659	571,187
Interest and dividends	17,047	22,265
Capital shares sold	2,397	–
Prepaid expenses	6,844	14,679
Total assets	146,441,307	134,961,919
LIABILITIES:
Payables:
Investment securities purchased	840,931	1,101,387
Management fee	195,834	175,932
Trustees’ fees	20,177	21,339
Fund administration	5,222	4,692
Accrued expenses	44,732	40,337
Total liabilities	1,106,896	1,343,687
NET ASSETS	$145,334,411	$133,618,232
COMPOSITION OF NET ASSETS:
Paid-in capital	$87,059,126	$96,092,491
Total distributable earnings	58,275,285	37,525,741
Net Assets	$145,334,411	$133,618,232
Net assets by class:
Class A Shares	$11,615,786	$6,381,793
Class I Shares	$133,718,625	$127,236,439
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	643,680	219,876
Class I Shares	6,739,949	4,153,273
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.05	$29.02
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.15	$30.79
Class I Shares-Net asset value	$19.84	$30.64

16	See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2018

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $14,498, respectively)	$299,676	$865,893
Interest	26,384	22,473
Total investment income	326,060	888,366
Expenses:
Management fee	2,381,613	2,177,554
Fund administration	63,510	58,068
Professional	45,355	44,234
Registration	36,452	36,452
Shareholder servicing	23,740	14,255
Custody	13,534	6,478
Reports to shareholders	9,826	9,469
Trustees’ fees	4,180	3,855
Other	16,569	16,451
Gross expenses	2,594,779	2,366,816
Expense reductions (See Note 8)	(839)	(598)
Net expenses	2,593,940	2,366,218
Net investment loss	(2,267,880)	(1,477,852)
Net realized and unrealized gain (loss):
Net realized gain on investments	39,679,742	20,134,344
Net change in unrealized appreciation/depreciation on investments	(12,896,470)	(18,068,767)
Net realized and unrealized gain	26,783,272	2,065,577
Net Increase in Net Assets Resulting From Operations	$24,515,392	$587,725

See Notes to Financial Statements.	17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2018	October 31, 2017
Operations:
Net investment loss	$(2,267,880)	$(1,990,537)
Net realized gain on investments	39,679,742	34,042,439
Net change in unrealized appreciation/depreciation on investments	(12,896,470)	16,745,417
Net increase in net assets resulting from operations	24,515,392	48,797,319
Distributions to shareholders:
Class A	(1,459,298)	–
Class I	(18,958,027)	–
Total distributions to shareholders	(20,417,325)	–
Capital share transactions (See Note 13):
Net proceeds from sales of shares	5,175,591	3,753,376
Reinvestment of distributions	18,669,859	–
Cost of shares reacquired	(31,570,439)	(44,117,410)
Net decrease in net assets resulting from capital share transactions	(7,724,989)	(40,364,034)
Net increase (decrease) in net assets	(3,626,922)	8,433,285
NET ASSETS:
Beginning of year	$148,961,333	$140,528,048
End of year	$145,334,411	$148,961,333
Undistributed net investment income(1)	$–	$–

(1)	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended October 31, 2017, the undistributed net investment income was $(1,605,397).

18	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2018	October 31, 2017
Operations:
Net investment loss	$(1,477,852)	$(1,149,909)
Net realized gain on investments	20,134,344	24,577,437
Net change in unrealized appreciation/depreciation on investments	(18,068,767)	7,536,867
Net increase in net assets resulting from operations	587,725	30,964,395
Distributions to shareholders:(1)
Class A	(1,156,349)	(1,086,361)
Class I	(22,434,845)	(22,696,813)
Total distributions to shareholders	(23,591,194)	(23,783,174)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	3,252,887	3,325,605
Reinvestment of distributions	22,255,913	22,147,858
Cost of shares reacquired	(11,437,520)	(31,457,029)
Net increase (decrease) in net assets resulting from capital share transactions	14,071,280	(5,983,566)
Net increase (decrease) in net assets	(8,932,189)	1,197,655
NET ASSETS:
Beginning of year	$142,550,421	$141,352,766
End of year	$133,618,232	$142,550,421
Undistributed net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid on 2018. For the year ended October 31, 2017, the source of distributions was as follows:
Net realized gain – Class A $(1,086,361), Class I $(22,696,813).
(2)	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended October 31, 2017, the undistributed net investment income was $(1,093,723).

See Notes to Financial Statements.	19

Financial Highlights

MICRO CAP GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period

Class A
10/31/2018	$18.26	$(0.26)	$2.75	$ 2.49	$(2.70)	$18.05
10/31/2017	13.09	(0.21)	5.38	5.17	–	18.26
10/31/2016	16.33	(0.19)	0.15	(0.04)	(3.20)	13.09
10/31/2015	18.56	(0.30)	0.42	0.12	(2.35)	16.33
10/31/2014	22.57	(0.28)	2.27	1.99	(6.00)	18.56
Class I
10/31/2018	19.80	(0.29)	3.03	2.74	(2.70)	19.84
10/31/2017	14.20	(0.23)	5.83	5.60	–	19.80
10/31/2016	17.45	(0.21)	0.16	(0.05)	(3.20)	14.20
10/31/2015	19.67	(0.32)	0.45	0.13	(2.35)	17.45
10/31/2014	23.57	(0.29)	2.39	2.10	(6.00)	19.67

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

16.32	1.63	(1.43)	$11,616	73
39.39	1.67	(1.36)	9,893	105
(1.30)	1.81	(1.52)	7,416	161
0.65	1.80	(1.64)	13,280	203
10.57	1.78	(1.50)	12,881	208

16.31	1.63	(1.43)	133,719	73
39.44	1.67	(1.36)	139,068	105
(1.39)	1.81	(1.52)	133,112	161
0.71	1.80	(1.63)	136,136	203
10.58	1.78	(1.50)	156,657	208

See Notes to Financial Statements.	21

Financial Highlights

MICRO CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period

Class A
10/31/2018	$34.92	$(0.32)	$0.47	$0.15	$(6.05)	$29.02
10/31/2017	33.65	(0.27)	7.56	7.29	(6.02)	34.92
10/31/2016	31.34	(0.22)	3.27	3.05	(0.74)	33.65
10/31/2015	34.19	(0.26)	1.00	0.74	(3.59)	31.34
10/31/2014	34.74	(0.23)	3.84	3.61	(4.16)	34.19
Class I
10/31/2018	36.53	(0.33)	0.49	0.16	(6.05)	30.64
10/31/2017	34.95	(0.28)	7.88	7.60	(6.02)	36.53
10/31/2016	32.52	(0.23)	3.40	3.17	(0.74)	34.95
10/31/2015	35.34	(0.27)	1.04	0.77	(3.59)	32.52
10/31/2014	35.77	(0.26)	3.99	3.73	(4.16)	35.34

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

0.11	1.63	(1.02)	$6,382	57
23.38	1.66	(0.81)	6,698	48
10.00	1.80	(0.71)	6,083	52
2.79	1.79	(0.86)	17,198	70
11.16	1.76	(0.68)	20,028	60

0.10	1.63	(1.02)	127,236	57
23.40	1.66	(0.80)	135,852	48
9.97	1.80	(0.72)	135,269	52
2.81	1.79	(0.86)	153,050	70
11.18	1.77	(0.74)	146,813	60

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of ten funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

24

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2015 through October 31, 2018. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

25

Notes to Financial Statements (continued)

assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

Each Fund’s management fee is based on the Fund’s average daily net assets at an annual rate of 1.50%, which was each Fund’s annualized effective management fee rate for the fiscal year ended October 31, 2018.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. During the fiscal year ended October 31, 2018, the Board did not authorize such Class A 12b-1 fees.

Class I shares do not have a distribution plan.

26

Notes to Financial Statements (continued)

Other Related Parties

As of October 31, 2018, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 70.22% and 77.79%, respectively.

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for each fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	Micro Cap Growth Fund		Micro Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Distributions paid from:
Ordinary income	$ 1,219,295	$–	$ 2,488,458	$ 1,862,576
Net long-term capital gains	19,198,030	–	21,102,736	21,920,598
Total distributions paid	$20,417,325	$–	$23,591,194	$23,783,174

Subsequent to the Funds’ fiscal year ended October 31, 2018, year-end distributions were paid. The approximate amounts were as follows:

	Net	Net
	Short-Term	Long-Term
	Capital Gain	Capital Gain	Record Date	Ex-Date
Micro Cap Growth Fund	$6,938,000	$29,711,000	November 19, 2018	November 20, 2018
Micro Cap Value Fund	$2,790,000	$15,735,000	November 19, 2018	November 20, 2018

As of October 31, 2018, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Undistributed ordinary income – net	$ 6,937,287	$ 2,788,803
Undistributed long-term capital gains – net	29,710,286	15,734,086
Total undistributed earnings	36,647,573	18,522,889
Temporary differences	(1,220,177)	(1,021,339)
Unrealized gains – net	22,847,889	20,024,191
Total accumulated gains – net	$58,275,285	$37,525,741

27

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Each Fund incurred and will elect to defer late-year ordinary losses during fiscal 2018 as follows:

Micro Cap Growth Fund	$1,200,000
Micro Cap Value Fund	1,000,000

As of October 31, 2018, the aggregate unrealized security gains and losses based on investments and other financial instruments for U.S. federal income tax purposes were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Tax cost	$121,963,471	$114,329,597
Gross unrealized gain	33,684,508	27,021,617
Gross unrealized loss	(10,836,619)	(6,997,426)
Net unrealized security gain	$ 22,847,889	$ 20,024,191

The difference between book- basis and tax- basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2018 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$113,495,655	$147,193,839
Micro Cap Value Fund	80,917,343	93,810,181

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2018.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2018, the Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Micro-Cap Growth Fund	$929,446	$1,149,633	$675,460
Micro-Cap Value Fund	–	1,623,852	837,352

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

28

Notes to Financial Statements (continued)

			Micro Cap Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$6,787,633	$–	$6,787,633
Total	$6,787,633	$–	$6,787,633

	Net Amounts of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$6,787,633	$–	$–	$(6,787,633)	$–
Total	$6,787,633	$–	$–	$(6,787,633)	$–

		Micro Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$4,126,051	$–	$4,126,051
Total	$4,126,051	$–	$4,126,051

	Net Amounts of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$4,126,051	$–	$–	$(4,126,051)	$–
Total	$4,126,051	$–	$–	$(4,126,051)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2018.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

29

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

During the fiscal year through August 8, 2018, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Funds did not utilize the Facility.

Effective August 9, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Also effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity. For the period from August 9, 2018 through October 31, 2018, the Funds did not utilize the Facilities.

Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended October 31, 2018 the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

30

Notes to Financial Statements (concluded)

Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Moreover, different investment styles, such as growth or value investing, may shift in and out of favor over time, depending on market and economic conditions, as well as investor sentiment.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	25,331	$460,502	7,098	$104,579
Reinvestment of distributions	95,504	1,459,299	–	–
Shares reacquired	(18,843)	(324,489)	(31,782)	(486,592)
Increase (decrease)	101,992	$1,595,312	(24,684)	$(382,013)

Class I Shares
Shares sold	249,901	$4,715,089	221,174	$3,648,797
Reinvestment of distributions	1,024,438	17,210,560	–	–
Shares reacquired	(1,556,817)	(31,245,950)	(2,573,410)	(43,630,818)
Decrease	(282,478)	$(9,320,301)	(2,352,236)	$(39,982,021)

Micro Cap Value Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,838	$210,241	4,007	$134,354
Reinvestment of distributions	39,126	1,156,173	34,072	1,086,208
Shares reacquired	(17,898)	(553,803)	(27,071)	(893,238)
Increase	28,066	$812,611	11,008	$327,324

Class I Shares
Shares sold	96,839	$3,042,646	94,182	$3,191,251
Reinvestment of distributions	676,490	21,099,740	631,534	21,061,650
Shares reacquired	(339,162)	(10,883,717)	(877,082)	(30,563,791)
Increase (decrease)	434,167	$13,258,669	(151,366)	$(6,310,890)

31

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

32

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President in 2018 and Chief Executive Officer in 2018	Managing Partner of Lord Abbett, joined Lord Abbett in 1994.

34

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2011	Partner and Director of Equities, joined Lord Abbett in 2001.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Partner and Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012–2015).

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Jeffrey W. Arricale (1971)	Vice President	Elected in 2018	Deputy Director, Global Equity Research, joined Lord Abbett in 2012.

Vernon T. Bice (1974)	Vice President	Elected in 2016	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President and Assistant Secretary	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

John C. Hardy (1981)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2011.

Jeffrey O. Herzog (1978)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013 and was formerly Senior Economist at Oxford Economics (2012–2013).

Ryan C. Howard (1980)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Devesh Karandikar (1973)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Sue Kim (1975)	Vice President	Elected in 2018	Deputy Director, Global Equity Research, joined Lord Abbett in 2015 and was formerly Director at Harbor Bridge Capital Management, LP (2014–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Asad A. Mawjee (1977)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2016 and was formerly Director at Global Thematic Partners, LLC (2008–2016).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

David B. Ritt (1976)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2006.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

37

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions paid during the fiscal year ended October 31, 2018 that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Micro Cap Growth Fund	30%	30%
Micro Cap Value Fund	42%	44%

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2018, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Micro Cap Growth Fund	$1,219,295	$19,198,030
Micro Cap Value Fund	2,488,458	21,102,736

38

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Micro-Cap Growth Fund Lord Abbett Micro-Cap Value Fund	LAMCVF-2 (12/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$410,600	$410,600
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	410,600	410,600

Tax Fees {b}	96,012	95,458
All Other Fees	- 0 -	- 0 -

Total Fees	$506,612	$506,058

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 21, 2018

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 21, 2018

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 21, 2018